     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 21, 2008
                                           Registration No. 333-74295; 811-09253
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                ---------------
                                   FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     []

PRE-EFFECTIVE AMENDMENT NO.                                                 []
                           --

POST-EFFECTIVE AMENDMENT NO. 122                                           [x]

                                      And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             []

AMENDMENT NO. 123                                                          [x]

                                ---------------
                            WELLS FARGO FUNDS TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                               525 MARKET STREET
                            SAN FRANCISCO, CA 94105
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                ---------------
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 643-9691
                                C. DAVID MESSMAN
                       WELLS FARGO FUNDS MANAGEMENT, LLC
                         525 MARKET STREET, 12TH FLOOR
                            SAN FRANCISCO, CA 94105
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                WITH A COPY TO:

                             MARCO E. ADELFIO, ESQ.
                            MORRISON & FOERSTER LLP
                          2000 PENNSYLVANIA AVE., N.W.
                             WASHINGTON, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

[x]   Immediately upon filing pursuant to Rule 485(b), or

[]   on [date] pursuant to Rule 485(b)

[]   60 days after filing pursuant to Rule 485(a)(1), or

[]   on [date], pursuant to Rule 485(a)(1)

[]   75 days after filing pursuant to Rule 485(a)(2), or

[]   on [date], pursuant to Rule 485(a)(2)

If appropriate, check the following box:

[]   this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: This Post-Effective Amendment No. 122 to the Registration Statement of Wells Fargo Funds Trust (the "Trust") is being filed to announce certain changes to the name, investment policy and objective, and sub-adviser for the WELLS FARGO ADVANTAGE LARGE COMPANY VALUE FUND, which was formerly named the WELLS FARGO ADVANTAGE DIVIDEND INCOME FUND. The new sub-advisory agreement with the new sub-adviser was approved by shareholders on March 14, 2008.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                 MARCH 21, 2008


                                   Prospectus

                              Administrator Class

WELLS FARGO ADVANTAGE FUNDS (Reg. TM) -  LARGE CAP STOCK FUNDS

Large Company Value Fund
(formerly named the Dividend Income Fund)

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUND
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES

Key Fund Information                        3
Large Company Value Fund                    4
Description of Principal Investment         8
  Risks
Portfolio Holdings Information             10

--------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF THE
FUND
INFORMATION ABOUT THE FUND'S ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY

Organization and Management of the Fund    11
About Wells Fargo Funds Trust              11
The Investment Adviser                     11
The Sub-Adviser and Portfolio Managers     11
Dormant Multi-Manager Arrangement          14

--------------------------------------------------------------------------------

YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES


Pricing Fund Shares                        15
Compensation to Dealers and Shareholder    17
   Servicing Agents
How to Buy Shares                          18
How to Sell Shares                         20
How to Exchange Shares                     22
Account Policies                           24


--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions                   26
Taxes                           26
Financial Highlights            27
For More Information    Back Cover


Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

The Fund is distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about a Fund within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Fund's other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of the Fund in this Prospectus is non-fundamental;
that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

o  what the Fund is trying to achieve; and

o  how we intend to invest your money.

This section also provides a summary of the Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Fund concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for the Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in the Fund.

                                                          KEY FUND INFORMATION 3

LARGE COMPANY VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Phocas Financial Corporation

PORTFOLIO MANAGERS

Stephen L. Block, CFA
William F. K. Schaff, CFA


FUND INCEPTION:
7/01/1993
ADMINISTRATOR CLASS
Ticker: WWIDX

INVESTMENT OBJECTIVE
The Large Company Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large capitalization companies; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


Our investment process is highly aware of our sector allocations against our benchmark because we seek outperformance through stock selection rather than overweighting or underweighting certain sectors. We begin our process by ranking approximately 5,000 stocks by market capitalization. Stocks that pass this screen for us will be in the top 20% of market capitalization. We then use our own predetermined criteria (E.G., debt as a portion of firms' total value; net profits as a portion of firms' total revenue; and price-to-earnings ratios) to refine the resulting investment candidates. From there, we perform quantitative financial statement analyses focusing on the strengths and trends in income statements, cash flow statements and balance sheets. Next, using proprietary modeling that determines the valuation of each stock relative to its peers in its respective business sector, we filter the remaining stocks. Our last filter consists of our qualitative assessments for each stock combining inputs that include our assessments of management teams, competitive strengths, business trends, and catalysts in companies' respective businesses. The resulting final portfolio consists of a diverse group of stocks, each of which is believed to have compelling valuations relative to its respective business sector peers and attractive metrics in terms of its appreciation potential.


In general, a stock may be sold if its valuation rises significantly within its respective industry peer group, if its position appreciates above 4% of the portfolio's total market value, if a company's management strategy deviates negatively from our expectations, or if a company's financial statements start to degrade materially.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 4 LARGE COMPANY VALUE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                      LARGE COMPANY VALUE FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Large Company Value Fund was organized as the successor fund to the Strong Dividend Income Fund, the Strong Energy Fund and the Strong Dow 30 Value Fund, with the Strong Dividend Income Fund being the accounting survivor.


Prior to March 21, 2008, the Large Company Value Fund was named the Dividend Income Fund and the Fund was managed by a different sub-adviser. Performance figures shown below represent performance of the prior sub-adviser to the Fund and do not reflect the Fund's current investment objective and strategies.


[GRAPHIC APPEARS HERE]


                            CALENDAR YEAR TOTAL RETURNS FOR THE ADMINISTRATOR CLASS/1,2/
                                     AS OF 12/31 EACH YEAR
 1998       1999        2000         2001         2002        2003        2004       2005       2006      2007
20.35%      0.58%      27.32%       -11.20%      -19.42%     24.99%      14.49%      9.39%      18.17%    3.23%


             BEST AND WORST QUARTER
  Best Quarter:       Q3    2000       15.92%
  Worst Quarter:      Q3    2002       -17.43%


 AVERAGE ANNUAL TOTAL RETURNS/1/
as of 12/31/07                                1 YEAR         5 YEARS        10 YEARS
 ADMINISTRATOR CLASS/2/
  Returns Before Taxes                          3.23%          13.81%         7.73%
  Returns After Taxes on                        1.43%          12.38%         6.11%
  Distributions/3/
  Returns After Taxes on                        3.50%          11.65%         6.01%
Distributions and Sale of Fund
  Shares/3/
 RUSSELL 1000 (Reg. TM) VALUE INDEX/4/         -0.17%          14.63%         7.68%
  (reflects no deduction for expenses
  or taxes)



1 Phocas Financial Corporation is the Fund's sub-adviser effective March 21,
  2008. From April 11, 2005 through March 20, 2008, Wells Capital Management Incorporated was the Fund's sub-adviser and the Fund's investment objective and strategies were different. Prior to April 11, 2005, the Large Company Value Fund was part of the Strong family of funds and was advised by a different sub-adviser. Accordingly, performance figures do not reflect the Large Company Value Fund's current investment objective and strategies or the current sub-adviser's performance.


2 The inception date of Administrator Class shares is December 31, 2001.
  Performance shown from December 31, 2001 through April 10, 2005 for the Administrator Class shares reflects the performance of the Class K shares of the Strong Dividend Income Fund, the predecessor fund. Performance shown prior to the inception of the Administrator Class shares on December 31, 2001 reflects the performance of the Investor Class shares of the predecessor fund, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares.

3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
4 The Russell 1000 (Reg. TM)/ /Value Index measures the performance of those
  Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

 6 LARGE COMPANY VALUE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investment)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)
  Management Fees/1/                              0.70%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses/2/                               0.49%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.19%
  Fee Waivers                                     0.23%
  NET EXPENSES/3/                                 0.96%

1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.70% for the first $500 million; 0.65% for the next $500 million; 0.60% for the next $2 billion; 0.575% for the next $2 billion; and 0.55% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund. Other expenses have been adjusted as necessary from amounts incurred during the Funds' most recent fiscal year to reflect current fees and expenses.

3 The adviser has committed through November 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                  $98
   3 Years                $355
   5 Years                $632
  10 Years              $1,423

                                                      LARGE COMPANY VALUE FUND 7

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for the Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.



COUNTER-PARTY RISK        When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                          Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                          Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
DERIVATIVES RISK          The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                          For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
FOREIGN INVESTMENT RISK   Foreign investments, including American Depositary Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.
ISSUER RISK               The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.


 8 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

LEVERAGE RISK                 Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK                A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK               We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK                   The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.
REGULATORY RISK               Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
VALUE STYLE INVESTMENT RISK   Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.

                                     DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 9

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Fund's Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.

 10 PORTFOLIO HOLDINGS INFORMATION

ORGANIZATION AND MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises the Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Fund and approves the selection of various companies hired to manage the Fund's operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Fund. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Fund and for supervising the sub-advisers who is responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as described in the Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory agreement for the Fund is available in the Fund's annual report for the fiscal year ended July 31, 2007, and for the Board's approval of the sub-advisory agreement for the Fund, is available in the Fund's semi-annual report for the fiscal half-year ended January 31, 2008.


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Fund and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

THE SUB-ADVISER AND PORTFOLIO MANAGERS
The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Fund. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Fund. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

                                      ORGANIZATION AND MANAGEMENT OF THE FUND 11

--------------------------------------------------------------------------------
PHOCAS FINANCIAL CORPORATION (Phocas Financial), located at 980 Atlantic
Avenue, Suite 106, Alameda, CA 94501 is the investment sub-adviser of the Large Company Value Fund. Phocas Financial is an employee-owned, SEC registered, investment adviser serving state and municipal pensions funds, corporate retirement plans, trusts and individual investors.


WILLIAM F.K. SCHAFF, CFA   Mr. Schaff is jointly responsible for managing the Large Company Value Fund, which he
Large Company Value Fund   has managed since 2008. Mr. Schaff is Founder and CEO of Phocas Financial and has
                           jointly managed the Phocas Real Estate Fund and Phocas Small Cap Value Fund since
                           2006. Prior to 2006, for the last twenty years, Mr. Schaff has managed institutional equity portfolios and mutual funds for Bay Isle Financial LLC, Janus Capital Group,
                           Berger LLC, and the Undiscovered Managers organization. Education: M.S., Engineering,
                           University of California, Davis.
STEPHEN L. BLOCK, CFA      Mr. Block is jointly responsible for managing the Large Company Value Fund, which he
Large Company Value Fund   has managed since 2008. Prior to joining Phocas Financial in March 2006, Mr. Block worked at Bay Isle Financial, LLC ("Bay Isle"), where he served as a Senior Portfolio
                           Manager for private clients, and as a co-Portfolio Manager of Bay Isle's Large Cap Value
                           and REIT institutional products. Education: B.A., Quantitative Economic Decision
                           Science, University of California, San Diego; M.B.A., Accounting and Finance, University
                           of Michigan's Ross School of Business.


 12 ORGANIZATION AND MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' PRIOR PERFORMANCE HISTORY

PHOCAS FINANCIAL - LARGE COMPANY VALUE FUND. The performance information shown below represents a composite of the prior performance of all discretionary accounts managed by William F. K. Schaff and Stephen L. Block, the portfolio managers of the Large Company Value Fund, as former employees of Bay Isle Corporation (with respect to the period 1996-2001) and Bay Isle Financial, LLC (with respect to the period 2002-2003), a wholly-owned indirect subsidiary of Janus Capital Group Inc., with substantially similar investment objectives, policies and strategies as the Large Company Value Fund. Bay Isle Corporation and Bay Isle Financial, LLC are referred to below as "Bay Isle." The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance information presented below is net of the fees and expenses that will be charged to the Fund (with respect to Administrator Class shares) and actual brokerage commissions and execution costs paid by these private accounts. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund. The performance results of such accounts relate to accounts managed by Messrs. Schaff and Block as employees of Bay Isle during periods prior to the date Phocas Financial commenced operations.




[GRAPHIC APPEARS HERE]

         PORTFOLIO MANAGERS' COMPOSITE CALENDAR YEAR RETURNS
                        AS OF 12/31 EACH YEAR
1996     1997     1998     1999    2000    2001     2002      2003
22.15%   34.01%   29.73%   2.92%   7.07%   -1.89%   -26.21%   22.80%





 PORTFOLIO MANAGERS' COMPOSITE AVERAGE
ANNUAL TOTAL
RETURNS                                     1 YEAR         5 YEARS
for the period ended 12/31/03               (2003)     (1999 - 2003)      LIFE OF COMPOSITE/1/
 Portfolio Managers' Composite             22.80%           -0.41%                 9.59%
  Performance
  (incept. 01/01/96)
 Russell 1000 (Reg. TM) Value Index/2/     30.03%            3.56%                10.76%
  (reflects no deduction for expenses
  or taxes)

1 For the period January 1, 1996 to December 31, 2003.
2 The Russell 1000 (Reg. TM) Value Index measures the performance of those
  Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

                                      ORGANIZATION AND MANAGEMENT OF THE FUND 13

DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for the Fund. Under this arrangement, the Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

 14 ORGANIZATION AND MANAGEMENT OF THE FUND

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for the Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate the Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. The Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of the Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of the Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

                                                          PRICING FUND SHARES 15

SHAREHOLDER SERVICING PLAN
The Fund has a shareholder servicing plan. Under this plan, the Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, the Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

 16 PRICING FUND SHARES

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------



In addition to dealer reallowances and payments made by the Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargoadvantagefunds.com.


                     COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS 17

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Administrator Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Administrator Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Fund. Specific eligibility requirements that apply to these entities include:

o Employee benefit plan programs that have at least $10 million in plan assets;

o Broker-dealer managed account or wrap programs that charge an asset-based fee;

o Registered investment adviser mutual fund wrap programs that charge an asset-based fee;

o  Internal Revenue Code Section 529 college savings plan accounts;

o Fund of Funds including those advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOSSM);

o Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;

o  Institutions who invest a minimum initial amount of $1 million in a Fund;
   and

o Under certain circumstances and for certain groups as detailed in the Fund's Statement of Additional Information.

 INSTITUTIONS PURCHASING
 SHARES DIRECTLY             OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
--------------------------- ----------------------------------------------- --------------------------------------
 By Telephone or Internet    A new account may not be opened by              To buy additional shares or to buy
                            telephone or internet unless the institution    shares in a new Fund:
                            has another Wells Fargo Advantage Fund
                            account. If the institution does not currently  o Call Investor Services at
                            have an account, contact your investment        1-800-222-8222 or
                            representative.
                                                                            o Call 1-800-368-7550 for the
                                                                            automated phone system or

                                                                            o visit our Web site at
                                                                            www.wellsfargo.com/
                                                                            advantagefunds
--------------------------- ----------------------------------------------- --------------------------------------
 By Wire                                                                    To buy additional shares, instruct
                            o Complete and sign the Administrator Class     your bank or financial institution to
                            account application                             use the same wire instructions
                                                                            shown to the left.
                            o Call Investor Services at 1-800-222-8222 for
                            faxing instructions

                            o Use the following wiring instructions:
                            State Street Bank & Trust
                            Boston, MA

                            Bank Routing Number: ABA 011000028
                            Wire Purchase Account: 9905-437-1
                            Attention: WELLS FARGO ADVANTAGE FUNDS
                            (Name of Fund, Account
                            Number )
                            Account Name: Provide your
                            name as registered on the
                            Fund account
--------------------------- ----------------------------------------------- --------------------------------------

 18 HOW TO BUY SHARES


INSTITUTIONS PURCHASING
SHARES DIRECTLY             OPENING AN ACCOUNT                             ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------------
 In Person                  Investors are welcome to visit the Investor    See instructions shown to the left.
                            Center in person to ask questions or conduct
                            any Fund transaction. The Investor Center is
                            located at 100 Heritage Reserve, Menomonee
                            Falls, Wisconsin 53051.
--------------------------- ----------------------------------------------- ------------------------------------
 Through Your Investment    Contact your investment representative.         Contact your investment
 Representative                                                             representative.

--------------------------- ----------------------------------------------- ------------------------------------

SPECIAL CONSIDERATIONS WHEN INVESTING THROUGH FINANCIAL INTERMEDIARIES:
If a financial intermediary purchases Administrator Class shares on your behalf, you should understand the following:

   o MINIMUM INVESTMENTS AND OTHER TERMS OF YOUR ACCOUNT. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts. Please consult an account representative from your financial intermediary for specifics.

   o RECORDS ARE HELD IN FINANCIAL INTERMEDIARY'S NAME. Financial intermediaries are usually the holders of record for Administrator Class shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.

   o PURCHASE/REDEMPTION ORDERS. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis.

   o SHAREHOLDER COMMUNICATIONS. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.

   o U.S. DOLLARS ONLY. All payment must be made in U.S. dollars and all checks must be drawn on U.S. banks.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

   o EARNINGS DISTRIBUTIONS. You are eligible to earn distributions beginning on the business day after the transfer agent receives your purchase in proper form.

                                                            HOW TO BUY SHARES 19

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Administrator Class shares must be redeemed according to the terms of your customer account with your financial intermediary. You should contact your investment representative when you wish to sell Fund shares.

 INSTITUTIONS SELLING SHARES DIRECTLY     TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------- ---------------------------------------------------------------------
By Telephone /                           o To speak with an investor services representative call
Electronic Funds Transfer (EFT)          1-800-222-8222 or use the automated phone system at
                                         1-800-368-7550.

                                         o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                                         market funds, and next day for all other WELLS FARGO ADVANTAGE
                                         FUNDS.

                                         o Transfers made to a Wells Fargo Bank account are made
                                         available sooner than transfers to an unaffiliated institution.

                                         o Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.
                                         NOTE: Telephone transactions such as redemption requests
                                         made over the phone generally require only one of the
                                         account owners to call unless you have instructed us
                                         otherwise.
---------------------------------------- ---------------------------------------------------------------------
 By Wire                                 o To arrange for a Federal Funds wire, call 1-800-222-8222.

                                         o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.

                                         o Redemption proceeds are usually wired to the financial
                                         intermediary the following business day.
---------------------------------------- ---------------------------------------------------------------------
 By Internet                              Visit our Web site at www.wellsfargo.com/advantagefunds.
---------------------------------------- ---------------------------------------------------------------------
 In Person                               Investors are welcome to visit the Investor Center in person to ask questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                                         53051.
---------------------------------------- ---------------------------------------------------------------------
 Through Your Investment Representative   Contact your investment representative.
---------------------------------------- ---------------------------------------------------------------------

GENERAL NOTES FOR SELLING SHARES:

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

   o EARNINGS DISTRIBUTIONS. Your shares are eligible to earn distributions through the date of redemption. If you redeem shares on a Friday or prior to a holiday, your shares will continue to be eligible to earn distributions until the next business day.

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments

 20 HOW TO SELL SHARES
     coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.

   o REDEMPTION IN KIND. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

                                                           HOW TO SELL SHARES 21

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts).

o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund reserves the right to reject any purchase or exchange order for any reason. The Fund is not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourages and takes steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Fund's policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders.Funds Management monitors available shareholder trading information across all Funds on a daily basis. Funds Management will temporarily suspend the purchase and exchange privileges of an investor who completes a purchase and redemption in a Fund within 30 calendar days. Such investor will be precluded from investing in the Fund for a period of 30 calendar days.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares

 22 HOW TO EXCHANGE SHARES
through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

Certain purchases and redemptions made under the following circumstances will not be factored into Funds Management's analysis of frequent trading activity including, but not limited to: reinvestment of dividends; retirement plan contributions, loans and distributions (including hardship withdrawals); non-discretionary portfolio rebalancing associated with certain wrap accounts and retirement plans; and transactions in Section 529 Plan shares and funds of funds.

                                                       HOW TO EXCHANGE SHARES 23

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Fund most effectively. When you give us this advance notice, you must provide us with your name and account number.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

ELECTRONIC DELIVERY OF FUND DOCUMENTS
You may elect to receive your account statements, transaction confirmations, Fund prospectuses, shareholder reports and other Fund documents electronically. If you make this election, you will be notified by e-mail when the most recent Fund documents or statements are available for viewing and downloading on the Funds' Web site. For security reasons, online access to account statements and transaction confirmations will require the establishment of a login ID and password prior to viewing.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Funds' Web site at www.wellsfargo.com/advantagefunds. The e-mail address provided in your account application will be used to send e-mail notifications to you and should be a personal/

 24 ACCOUNT POLICIES
nonbusiness e-mail address. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by logging into your account online or by calling 1-800-359-3379.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

                                                             ACCOUNT POLICIES 25

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Fund makes distributions of any net investment income quarterly and any realized net capital gains at least annually. Please contact your institution for distribution options. Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by your Fund from its investments in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Fund has built up, or has the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to backup withholding taxes.

 26 TAXES

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following tables are intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information. All performance information, along with the report of independent registered public accounting firm and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.


                                                         FINANCIAL HIGHLIGHTS 27

LARGE COMPANY VALUE FUND
ADMINISTRATOR CLASS SHARES-COMMENCED ON DECEMBER 31, 2001
For a share outstanding throughout each period

                                      JULY 31,       JULY 31,      JULY 31,       DEC. 31,       DEC. 31,        DEC. 31,
 FOR THE PERIOD ENDED:                 2007           2006         2005/1/         2004           2003          2002/2/
 NET ASSET VALUE, BEGINNING OF
PERIOD                                 $16.76         $16.53        $16.17         $14.39         $11.71          $15.19
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)        0.38/3/           0.36          0.14           0.27           0.19            0.25
  Net realized and unrealized
   gain (loss) on investments            1.51           0.96          0.99           1.79           2.71           (3.13)
                                    ---------       --------      --------       --------       --------        --------
  Total from investment
   operations                            1.89           1.32          1.13           2.06           2.90           (2.88)
                                    ---------       --------      --------       --------       --------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    (0.38)         (0.31)        (0.12)         (0.28)         (0.22)          (0.35)
  Distributions from net
   realized gain                        (1.18)         (0.78)        (0.65)          0.00           0.00           (0.25)
                                    ---------       --------      --------       --------       --------        --------
  Total distributions                   (1.56)         (1.09)        (0.77)         (0.28)         (0.22)          (0.60)
                                    ---------       --------      --------       --------       --------        --------
 NET ASSET VALUE, END OF PERIOD        $17.09         $16.76        $16.53         $16.17         $14.39          $11.71
                                    =========       ========      ========       ========       ========        ========
 TOTAL RETURN/4/                        11.45%          8.37%         7.15%         14.49%         24.99%         (19.42)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                              $3,489        $10,255        $4,957         $4,351         $5,054            $559
  Ratio of net investment
   income (loss) to average
   net assets                            2.16%          2.01%         1.47%          1.75%          1.62%           1.64%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/5/                           1.24%          1.23%         1.24%          1.36%          1.40%           2.10%
  Waived fees and reimbursed
   expenses/5/                          (0.28)%        (0.27)%       (0.28)%        (0.41)%        (0.40)%         (1.10)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/5/                  0.96%          0.96%         0.96%          0.95%          1.00%           1.00%
  Portfolio turnover rate/6/               18%             8%           26%            49%            92%            114%

1 In 2005, the Fund changed its fiscal year end from December 31 to July 31.
2 Commencement of operations at beginning of period.
3 Calculated based upon average shares outstanding.
4 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
5 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of expenses to average net assets prior to waived fees and reimbursed expenses reflects the expense ratio in the absence of any waivers and reimbursements.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.
     ^

 28 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on the Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]

                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                             038LCVA/P103A 03-08
                                                          ICA Reg. No. 811-09253
(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                 MARCH 21, 2008


                                   Prospectus

                                 Investor Class

WELLS FARGO ADVANTAGE FUNDS (Reg. TM) -  LARGE CAP STOCK FUNDS

Large Company Value Fund
(formerly named the Dividend Income Fund)

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUND
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES

Key Fund Information                        3
Large Company Value Fund                    4
Description of Principal Investment         8
  Risks
Portfolio Holdings Information             10

--------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF THE
FUND
INFORMATION ABOUT THE FUND'S ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY

Organization and Management of the Fund    11
About Wells Fargo Funds Trust              11
The Investment Adviser                     11
The Sub-Adviser and Portfolio Managers     11
Dormant Multi-Manager Arrangement          14

--------------------------------------------------------------------------------

YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES


Pricing Fund Shares                        15
How to Open an Account                     16
Compensation to Dealers and Shareholder    17
   Servicing Agents
How to Buy Shares                          18
How to Sell Shares                         20
How to Exchange Shares                     23
Account Policies                           25


--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions                   27
Taxes                           28
Financial Highlights            29
For More Information    Back Cover


Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.


The Fund is distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about a Fund within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Fund's other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of the Fund in this Prospectus is non-fundamental;
that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

o  what the Fund is trying to achieve; and

o  how we intend to invest your money.

This section also provides a summary of the Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Fund concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for the Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in the Fund.

                                                          KEY FUND INFORMATION 3

LARGE COMPANY VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Phocas Financial Corporation

PORTFOLIO MANAGERS

Stephen L. Block, CFA
William F. K. Schaff, CFA


FUND INCEPTION:
7/01/1993
INVESTOR CLASS
Ticker: SDVIX

INVESTMENT OBJECTIVE
The Large Company Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large capitalization companies; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


Our investment process is highly aware of our sector allocations against our benchmark because we seek outperformance through stock selection rather than overweighting or underweighting certain sectors. We begin our process by ranking approximately 5,000 stocks by market capitalization. Stocks that pass this screen for us will be in the top 20% of market capitalization. We then use our own predetermined criteria (E.G., debt as a portion of firms' total value; net profits as a portion of firms' total revenue; and price-to-earnings ratios) to refine the resulting investment candidates. From there, we perform quantitative financial statement analyses focusing on the strengths and trends in income statements, cash flow statements and balance sheets. Next, using proprietary modeling that determines the valuation of each stock relative to its peers in its respective business sector, we filter the remaining stocks. Our last filter consists of our qualitative assessments for each stock combining inputs that include our assessments of management teams, competitive strengths, business trends, and catalysts in companies' respective businesses. The resulting final portfolio consists of a diverse group of stocks, each of which is believed to have compelling valuations relative to its respective business sector peers and attractive metrics in terms of its appreciation potential.


In general, a stock may be sold if its valuation rises significantly within its respective industry peer group, if its position appreciates above 4% of the portfolio's total market value, if a company's management strategy deviates negatively from our expectations, or if a company's financial statements start to degrade materially.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 4 LARGE COMPANY VALUE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                      LARGE COMPANY VALUE FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Large Company Value Fund was organized as the successor fund to the Strong Dividend Income Fund, the Strong Energy Fund and the Strong Dow 30 Value Fund, with the Strong Dividend Income Fund being the accounting survivor.


Prior to March 21, 2008, the Large Company Value Fund was named the Dividend Income Fund and the Fund was managed by a different sub-adviser. Performance figures shown below represent performance of the prior sub-adviser to the Fund and do not reflect the Fund's current investment objective and strategies.


[GRAPHIC APPEARS HERE]


                             CALENDAR YEAR TOTAL RETURNS FOR THE INVESTOR CLASS/1,2/
                                     AS OF 12/31 EACH YEAR
 1998       1999        2000         2001         2002        2003        2004       2005       2006      2007
20.35%      0.58%      27.32%       -11.20%      -19.77%     24.50%      14.04%      8.88%      17.75%    2.79%



             BEST AND WORST QUARTER
  Best Quarter:       Q3    2000       15.92%
  Worst Quarter:      Q3    2002       -17.53%

 AVERAGE ANNUAL TOTAL RETURNS/1/
as of 12/31/07                               1 YEAR         5 YEARS        10 YEARS
 INVESTOR CLASS/2/
  Returns Before Taxes                         2.79%          13.35%         7.47%
  Returns After Taxes on                       1.16%          12.09%         5.99%
  Distributions/3/
  Returns After Taxes on                       3.19%          11.33%         5.87%
Distributions and Sale of Fund
  Shares/3/
 RUSSELL 1000 (Reg. TM) VALUE INDEX4          -0.17%          14.63%         7.68%
  (reflects no deduction for expenses
  or taxes)


1 Phocas Financial Corporation is the Fund's sub-adviser effective March 21,
  2008. From April 11, 2005 through March 20, 2008, Wells Capital Management Incorporated was the Fund's sub-adviser and the Fund's investment objective and strategies were different. Prior to April 11, 2005, the Large Company Value Fund was part of the Strong family of funds and was advised by a different sub-adviser. Accordingly, performance figures do not reflect the Large Company Value Fund's current investment objective and strategies or the current sub-adviser's performance.


2 The inception date of Investor Class shares is July 1, 1993. Performance shown prior to April 11, 2005, for the Investor Class shares reflects the performance of the Investor Class shares of the Strong Dividend Income Fund.

3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
4 The Russell 1000 (Reg. TM)/ /Value Index measures the performance of those
  Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

 6 LARGE COMPANY VALUE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investment)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)
  Management Fees/1/                              0.70%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses/2/                               0.76%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.46%
  Fee Waivers                                     0.09%
  NET EXPENSES/3/                                 1.37%

1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.70% for the first $500 million; 0.65% for the next $500 million; 0.60% for the next $2 billion; 0.575% for the next $2 billion; and 0.55% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund. Other expenses have been adjusted as necessary from amounts incurred during the Funds' most recent fiscal year to reflect current fees and expenses.

3 The adviser has committed through November 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                 $139
   3 Years                $453
   5 Years                $789
  10 Years              $1,739

                                                      LARGE COMPANY VALUE FUND 7

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for the Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.



COUNTER-PARTY RISK        When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                          Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                          Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
DERIVATIVES RISK          The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                          For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
FOREIGN INVESTMENT RISK   Foreign investments, including American Depositary Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.
ISSUER RISK               The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.


 8 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

LEVERAGE RISK                 Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK                A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK               We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK                   The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.
REGULATORY RISK               Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
VALUE STYLE INVESTMENT RISK   Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.

                                     DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 9

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Fund's Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.

 10 PORTFOLIO HOLDINGS INFORMATION

ORGANIZATION AND MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises the Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Fund and approves the selection of various companies hired to manage the Fund's operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Fund. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Fund and for supervising the sub-advisers who is responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as described in the Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory agreement for the Fund is available in the Fund's annual report for the fiscal year ended July 31, 2007, and for the Board's approval of the sub-advisory agreement for the Fund, is available in the Fund's semi-annual report for the fiscal half-year ended January 31, 2008.


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Fund and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

THE SUB-ADVISER AND PORTFOLIO MANAGERS
The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Fund. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Fund. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

                                      ORGANIZATION AND MANAGEMENT OF THE FUND 11

--------------------------------------------------------------------------------
PHOCAS FINANCIAL CORPORATION (Phocas Financial), located at 980 Atlantic
Avenue, Suite 106, Alameda, CA 94501 is the investment sub-adviser of the Large Company Value Fund. Phocas Financial is an employee-owned, SEC registered, investment adviser serving state and municipal pensions funds, corporate retirement plans, trusts and individual investors.


WILLIAM F.K. SCHAFF, CFA   Mr. Schaff is jointly responsible for managing the Large Company Value Fund, which he
Large Company Value Fund   has managed since 2008. Mr. Schaff is Founder and CEO of Phocas Financial and has
                           jointly managed the Phocas Real Estate Fund and Phocas Small Cap Value Fund since
                           2006. Prior to 2006, for the last twenty years, Mr. Schaff has managed institutional equity portfolios and mutual funds for Bay Isle Financial LLC, Janus Capital Group,
                           Berger LLC, and the Undiscovered Managers organization. Education: M.S., Engineering,
                           University of California, Davis.
STEPHEN L. BLOCK, CFA      Mr. Block is jointly responsible for managing the Large Company Value Fund, which he
Large Company Value Fund   has managed since 2008. Prior to joining Phocas Financial in March 2006, Mr. Block worked at Bay Isle Financial, LLC ("Bay Isle"), where he served as a Senior Portfolio
                           Manager for private clients, and as a co-Portfolio Manager of Bay Isle's Large Cap Value
                           and REIT institutional products. Education: B.A., Quantitative Economic Decision
                           Science, University of California, San Diego; M.B.A., Accounting and Finance, University
                           of Michigan's Ross School of Business.


 12 ORGANIZATION AND MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' PRIOR PERFORMANCE HISTORY

PHOCAS FINANCIAL - LARGE COMPANY VALUE FUND. The performance information shown below represents a composite of the prior performance of all discretionary accounts managed by William F. K. Schaff and Stephen L. Block, the portfolio managers of the Large Company Value Fund, as former employees of Bay Isle Corporation (with respect to the period 1996-2001) and Bay Isle Financial, LLC (with respect to the period 2002-2003), a wholly-owned indirect subsidiary of Janus Capital Group Inc., with substantially similar investment objectives, policies and strategies as the Large Company Value Fund. Bay Isle Corporation and Bay Isle Financial, LLC are referred to below as "Bay Isle." The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance information presented below is net of the fees and expenses that will be charged to the Fund (with respect to Investor Class shares) and actual brokerage commissions and execution costs paid by these private accounts. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund. The performance results of such accounts relate to accounts managed by Messrs. Schaff and Block as employees of Bay Isle during periods prior to the date Phocas Financial commenced operations.




[GRAPHIC APPEARS HERE]

         PORTFOLIO MANAGERS' COMPOSITE CALENDAR YEAR RETURNS
                        AS OF 12/31 EACH YEAR
1996     1997     1998     1999    2000    2001     2002      2003
21.67%   33.49%   29.23%   2.50%   6.64%   -2.30%   -26.54%   22.32%






 PORTFOLIO MANAGERS' COMPOSITE AVERAGE
ANNUAL TOTAL
RETURNS                                      1 YEAR         5 YEARS
for the period ended 12/31/03                (2003)     (1999 - 2003)      LIFE OF COMPOSITE/1/
 Portfolio Managers' Composite              22.32%           -0.82%                 9.15%
  Performance (incept. 01/01/96)
 Russell 1000 (Reg. TM) Value Index/2/      30.03%            3.56%                10.76%
(reflects no deduction for expenses o  r
  taxes)

1 For the period January 1, 1996 to December 31, 2003.
2 The Russell 1000 (Reg. TM) Value Index measures the performance of those
  Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

                                      ORGANIZATION AND MANAGEMENT OF THE FUND 13

DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for the Fund. Under this arrangement, the Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

 14 ORGANIZATION AND MANAGEMENT OF THE FUND

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for the Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate the Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. The Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of the Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of the Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

                                                          PRICING FUND SHARES 15

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:

   o directly with the Fund. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

   o through a brokerage account with an approved selling agent; or

   o through certain retirement, benefit and pension plans or certain packaged investment products. (Please contact the providers of the plan or product for instructions.)

SHAREHOLDER SERVICING PLAN
The Fund has a shareholder servicing plan. Under this plan, the Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, the Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

 16 HOW TO OPEN AN ACCOUNT

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------



In addition to dealer reallowances and payments made by the Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargoadvantagefunds.com.


                     COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS 17

HOW TO BUY SHARES
--------------------------------------------------------------------------------

This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Fund shares held through brokerage and other types of accounts, please consult your selling agent.

 MINIMUM INVESTMENTS               INITIAL PURCHASE                                   SUBSEQUENT PURCHASES
--------------------------------- -------------------------------------------------- -------------------------------------
 Regular accounts                  $2,500                                             $100
 IRAs, IRA rollovers, Roth IRAs    $1,000                                             $100
 UGMA/UTMA accounts                $1,000                                              $50
 Employer Sponsored                no minimum                                         no minimum
 Retirement Plans
 BUYING SHARES                     OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
--------------------------------- -------------------------------------------------- -------------------------------------
 By Internet                      You may open an account online and fund            o To buy additional shares or buy
                                  your account with an Electronic Funds              shares of a new Fund, visit
                                  Transfer from your bank account, by Federal        www.wellsfargo.com/
                                  Wire, or by sending us a check. Initial            advantagefunds.
                                  investments made online are limited to             o Subsequent online purchases
                                  $25,000. Visit www.wellsfargo.com/                 have a minimum of $100 and a
                                  advantagefunds.                                    maximum of $100,000. You may
                                                                                     be eligible for an exception to
                                                                                     this maximum. Please call
                                                                                     Investor Services at
                                                                                     1-800-222-8222 for more
                                                                                     information.
--------------------------------- -------------------------------------------------- -------------------------------------
 By Mail                          o Complete and sign your account                   o Enclose a voided check (for
                                  application.                                       checking accounts) or a deposit
                                  o Mail the application with your check made        slip (savings accounts).
                                  payable to the Fund to Investor Services at:       Alternatively, include a note
                                                                                     with your name, the Fund name,
                                                    REGULAR MAIL                     and your account number.
                                            WELLS FARGO ADVANTAGE FUNDS
                                                   P.O. Box 8266                     o Mail the deposit slip or note
                                               Boston, MA 02266-8266                 with your check made payable
                                                                                     to the Fund to the address on
                                                   OVERNIGHT ONLY                    the left.
                                            WELLS FARGO ADVANTAGE FUNDS
                                         c/o Boston Financial Data Services
                                                    30 Dan Road
                                               Canton, MA 02021-2809
--------------------------------- -------------------------------------------------- -------------------------------------
 By Telephone                     A new account may not be opened by                 To buy additional shares or to buy
                                  telephone unless you have another Wells            shares of a new Fund call:
                                  Fargo Advantage Fund account with your             o Investor Services at
                                  bank information on file. If you do not            1-800-222-8222 or
                                  currently have an account, refer to the section    o 1-800-368-7550 for the
                                  on buying shares by mail or wire.                  automated phone system.
                                  -------------------------------------------------- -------------------------------------

 18 HOW TO BUY SHARES

 BUYING SHARES              OPENING AN ACCOUNT                             ADDING TO AN ACCOUNT
-----------------------------------------------------------------------------------------------------------------
 In Person                 Investors are welcome to visit the Investor    See instructions shown to the left.
                           Center in person to ask questions or conduct
                           any Fund transaction. The Investor Center is
                           located at 100 Heritage Reserve,
                           Menomonee Falls,Wisconsin 53051.
-------------------------- ---------------------------------------------- --------------------------------------
 By Wire                   o Complete, sign and mail your account         To buy additional shares, instruct
                           application (refer to the section on buying    your bank or financial institution to
                           shares by mail)                                use the same wire instructions
                                                                          shown to the left.
                           o Provide the following instructions to your
                           financial institution:
                           State Street Bank & Trust
                           Boston, MA
                           Bank Routing Number: ABA 011000028
                           Wire Purchase Account: 9905-437-1
                           Attention: WELLS FARGO ADVANTAGE FUNDS
                           (Name of Fund, Account
                           Number and any applicable
                           share class)
                           Account Name: Provide your
                           name as registered on the
                           Fund account
-------------------------- ---------------------------------------------- --------------------------------------
 Through Your Investment    Contact your investment representative.        Contact your investment
 Representative                                                           representative.
-------------------------- ---------------------------------------------- --------------------------------------

GENERAL NOTES FOR BUYING SHARES
   o PROPER FORM. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You are eligible to earn distributions beginning on the business day after the transfer agent receives your application in proper form.

   o U.S. DOLLARS ONLY. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks.

   o INSUFFICIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.

   o NO FUND NAMED. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

   o MINIMUM INITIAL AND SUBSEQUENT INVESTMENT WAIVERS. We allow a reduced minimum initial investment of $100 if you sign up for at least a $100 monthly automatic investment purchase plan. If you opened your account with the set minimum amount shown in the above chart, we allow reduced subsequent purchases for a minimum of $50 a month if you purchase through an automatic investment plan. We may also waive or reduce the minimum initial and subsequent investment amounts for purchases made through certain retirement, benefit and pension plans, certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check specific disclosure statements and applications for the program through which you intend to invest.

                                                            HOW TO BUY SHARES 19

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

 SELLING SHARES        TO SELL SOME OR ALL OF YOUR SHARES
--------------------- ----------------------------------------------------------------------
 Minimum Redemption    $100 (or remainder of account balance)
--------------------- ----------------------------------------------------------------------
 By Internet          Visit our Web site at www.wellsfargo.com/advantagefunds.
                      Redemptions requested online are limited to a minimum of $100 and a maximum of $100,000. You may be eligible for an exception to this maximum. Please call Investor Services at 1-800-222-8222 for more information.
--------------------- ----------------------------------------------------------------------
 By Mail              o Send a Letter of Instruction providing your name, account number, the Fund from which you wish to redeem and the
                      dollar amount you wish to receive (or write "Full Redemption"
                      to redeem your remaining account balance) to the address
                      below.

                      o Make sure all account owners sign the request exactly as their names appear on the account application.

                      o  A medallion guarantee may be required under certain
                      circumstances (see "General Notes for Selling Shares").
                                                  REGULAR MAIL
--------------------- ----------------------------------------------------------------------
                                           WELLS FARGO ADVANTAGE FUNDS
                                                  P.O. Box 8266
                                              Boston, MA 02266-8266
                                                 OVERNIGHT ONLY
                                           WELLS FARGO ADVANTAGE FUNDS
                                       c/o Boston Financial Data Services
                                                   30 Dan Road
                                              Canton, MA 02021-2809
--------------------- ----------------------------------------------------------------------
 By Wire              o To arrange for a Federal Funds wire, call 1-800-222-8222.

                      o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.

                      o Wire requests are sent to your bank account next business day if your request to redeem is received before the NYSE close.

                      o There is a $10 fee for each request.
--------------------- ----------------------------------------------------------------------
 In Person            Investors are welcome to visit the Investor Center in person to ask questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls,
                      Wisconsin 53051.
--------------------- ----------------------------------------------------------------------

 20 HOW TO SELL SHARES

 SELLING SHARES                           TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------- ------------------------------------------------------------------
 By Telephone /                           o Call an Investor Services representative at 1-800-222-8222 or
 Electronic Funds Transfer (EFT)         use the automated phone system 1-800-368-7550.

                                         o Telephone privileges are automatically made available to you unless you specifically decline them on your account
                                         application or subsequently in writing.

                                         o Redemption requests may not be made by phone if the
                                         address on your account was changed in the last 15 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail).

                                         o A check will be mailed to the address on record (if there have been no changes communicated to us within the last 15 days)
                                         or transferred to a linked bank account.

                                         o Transfers made to a Wells Fargo Bank account are made
                                         available sooner than transfers to an unaffiliated institution.

                                         o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                                         market funds, and next day for all other WELLS FARGO ADVANTAGE
                                         FUNDS.

                                         o Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds.
                                         NOTE: Telephone transactions such as redemption requests
                                         made over the phone generally require only one of the
                                         account owners to call unless you have instructed us
                                         otherwise.
---------------------------------------- -----------------------------------------------------------------
 Through Your Investment Representative   Contact your investment representative.
---------------------------------------- -----------------------------------------------------------------

GENERAL NOTES FOR SELLING SHARES

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. If your request is not in proper form, you may have to provide us with additional documentation to redeem your shares. Requests received before the cutoff time are processed on the same business day.

   o FORM OF REDEMPTION PROCEEDS. You may request that your redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o WIRE FEES. Typically, there is a $10 fee for wiring funds, however we reserve the right to waive any such fee for shareholders with account balances in excess of $100,000. Please contact your bank to find out about any charges they may assess for an incoming wire transfer.

   o TELEPHONE/INTERNET REDEMPTIONS. We will take reasonable steps to confirm that telephone and internet instructions are genuine. For example, we require proof of your identification, such as a Taxpayer Identification Number or username and password, before we will act on instructions received by telephone or the internet. We will

                                                           HOW TO SELL SHARES 21
     not be liable for any losses incurred if we follow telephone or internet instructions we reasonably believe to be genuine. Your call may be recorded.

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT or the Automatic Investment Plan, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.

   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supercede the directions in this Prospectus.

   o MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 15 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

 22 HOW TO SELL SHARES

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts), with the following exception:

   o Investor Class shares may be exchanged for Class Z shares, as long as you meet the eligibility requirements for investment in Class Z shares. See the Class Z prospectus for details.

o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

                                                       HOW TO EXCHANGE SHARES 23

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund reserves the right to reject any purchase or exchange order for any reason. The Fund is not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourages and takes steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Fund's policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders.Funds Management monitors available shareholder trading information across all Funds on a daily basis. Funds Management will temporarily suspend the purchase and exchange privileges of an investor who completes a purchase and redemption in a Fund within 30 calendar days. Such investor will be precluded from investing in the Fund for a period of 30 calendar days.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

Certain purchases and redemptions made under the following circumstances will not be factored into Funds Management's analysis of frequent trading activity including, but not limited to: reinvestment of dividends; retirement plan contributions, loans and distributions (including hardship withdrawals); non-discretionary portfolio rebalancing associated with certain wrap accounts and retirement plans; and transactions in Section 529 Plan shares and funds of funds.

 24 HOW TO EXCHANGE SHARES

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS
These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

o AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

o AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

o SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:
   o must have a Fund account valued at $10,000 or more;
   o must have your distributions reinvested; and
   o may not simultaneously participate in the Automatic Investment Plan.

o PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

                                                             ACCOUNT POLICIES 25

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

ELECTRONIC DELIVERY OF FUND DOCUMENTS
You may elect to receive your account statements, transaction confirmations, Fund prospectuses, shareholder reports and other Fund documents electronically. If you make this election, you will be notified by e-mail when the most recent Fund documents or statements are available for viewing and downloading on the Fund's Web site. For security reasons, online access to account statements and transaction confirmations will require the establishment of a login ID and password prior to viewing.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Fund's Web site at www.wellsfargo.com/advantagefunds. The e-mail address provided in your account application will be used to send e-mail notifications to you and should be a personal/ nonbusiness e-mail address. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by logging into your account online or by calling 1-800-359-3379.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

 26 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Fund makes distributions of any net investment income quarterly and any realized net capital gains at least annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

o AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.

o CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

o BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

o DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Fund prior to establishing this option.

                                                                DISTRIBUTIONS 27

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by your Fund from its investments in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Fund has built up, or has the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to backup withholding taxes.

 28 TAXES

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following tables are intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information. All performance information, along with the report of independent registered public accounting firm and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.


                                                         FINANCIAL HIGHLIGHTS 29

LARGE COMPANY VALUE FUND
INVESTOR CLASS SHARES-COMMENCED ON JULY 1, 1993
For a share outstanding throughout each period

                                      JULY 31,      JULY 31,      JULY 31,      DEC. 31,      DEC. 31,      DEC. 31,
 FOR THE PERIOD ENDED:                 2007          2006        2005/1/         2004          2003          2002
 NET ASSET VALUE, BEGINNING OF
PERIOD                                $16.99        $16.74        $16.38        $14.57         $11.85        $15.19
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)       0.29/2/          0.27          0.10          0.22           0.16          0.15
  Net realized and unrealized
   gain (loss) on investments           1.56          1.00          1.00          1.81           2.72         (3.09)
                                    --------       -------       -------       -------        -------       --------
  Total from investment
   operations                           1.85          1.27          1.10          2.03           2.88         (2.94)
                                    --------       -------       -------       -------        -------       --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.31)        (0.24)        (0.09)        (0.22)         (0.16)        (0.15)
  Distributions from net
   realized gain                       (1.18)        (0.78)        (0.65)         0.00           0.00         (0.25)
                                    --------       -------       -------       -------        -------       --------
  Total distributions                  (1.49)        (1.02)        (0.74)        (0.22)         (0.16)        (0.40)
                                    --------       -------       -------       -------        -------       --------
 NET ASSET VALUE, END OF PERIOD       $17.35        $16.99        $16.74        $16.38         $14.57        $11.85
                                    ========       =======       =======       =======        =======       ========
 TOTAL RETURN/3/                       11.04%         7.93%         6.85%        14.04%         24.50%       (19.77)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                            $196,291      $191,792      $223,800      $122,747      $140,758      $151,165
  Ratio of net investment
   income (loss) to average
   net assets                           1.62%         1.57%         1.06%         1.40%          1.24%         1.05%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                          1.51%         1.50%         1.52%         1.40%          1.40%         1.40%
  Waived fees and reimbursed
   expenses/4/                         (0.14)%       (0.13)%       (0.13)%       (0.04)%         0.00%         0.00%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                 1.37%         1.37%         1.39%         1.36%          1.40%         1.40%
  Portfolio turnover rate/5/              18%            8%           26%           49%            92%          114%

1 In 2005, the Fund changed its fiscal year end from December 31 to July 31.
2 Calculated based upon average shares outstanding.
3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
4 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of expenses to average net assets prior to waived fees and reimbursed expenses reflects the expense ratio in the absence of any waivers and reimbursements.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.^

 30 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on the Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]

                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                             038LCVI/P106A 03-08
                                                          ICA Reg. No. 811-09253
(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

                      STATEMENT OF ADDITIONAL INFORMATION

                                 March 21, 2008

                            WELLS FARGO FUNDS TRUST
                           Telephone: 1-800-222-8222

                   WELLS FARGO ADVANTAGE CAPITAL GROWTH FUND

                 WELLS FARGO ADVANTAGE LARGE COMPANY VALUE FUND

               WELLS FARGO ADVANTAGE ENDEAVOR LARGE CAP FUND/SM/
                 WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND/SM/
                    WELLS FARGO ADVANTAGE EQUITY INDEX FUND
                       WELLS FARGO ADVANTAGE GROWTH FUND
                  WELLS FARGO ADVANTAGE GROWTH AND INCOME FUND
                  WELLS FARGO ADVANTAGE LARGE CAP GROWTH FUND

                 WELLS FARGO ADVANTAGE LARGE COMPANY CORE FUND

                     WELLS FARGO ADVANTAGE U.S. VALUE FUND
                        WELLS FARGO ADVANTAGE VALUE FUND

                      CLASS A, CLASS B, CLASS C, CLASS Z,
   ADMINISTRATOR CLASS, ADVISOR CLASS, INSTITUTIONAL CLASS AND INVESTOR CLASS
     Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about eleven series of the Trust in the Wells Fargo Advantage family of funds - the above referenced Funds (each, a "Fund" and collectively, the "Funds"). Each Fund, except the Endeavor Select Fund, is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds offer certain classes of shares as indicated in the chart below. This SAI relates to all such classes of shares. Class B shares of each of the Funds are currently closed to new investors and additional investments from existing shareholders, except in connection with reinvestment of any distributions and permitted exchanges of Class B shares for Class B shares of other Wells Fargo Advantage Funds subject to the limitations described in each Fund's prospectus. Class A and Class C shares of the Value Fund are currently closed to new investors. Please see the Class A, Class B and Class C shares prospectus for further details. Class Z shares are currently available only to certain qualified investors. Please see the Class Z shares prospectus for further details. Prior to April 11, 2005, the Administrator Class of the Value Fund was named the Institutional Class. Prior to December 1, 2005, the Investor Class of the Value Fund was named Class D.

                            CLASSES      CLASS     ADMINISTRATOR     ADVISOR     INVESTOR     INSTITUTIONAL
FUND                      A, B/1/, C       Z           CLASS          CLASS        CLASS          CLASS
 Capital Growth               o                          o                           o              o
 Endeavor Large Cap           o
 Endeavor Select              o                          o                                          o
 Equity Index               o/2/
 Growth                     o/3/                         o              o            o              o
 Growth and Income                                       o              o            o              o
 Large Cap Growth                                                                    o
 Large Company Core           o            o             o
 Large Company Value                                     o                           o
 U.S. Value                   o            o             o
 Value                        o                          o                           o

------
/1/   Effective on the close of business February 14, 2008, Class B shares of each of the Funds were closed to new investors and additional investments from existing shareholders, except in connection with reinvestment of any distributions and permitted exchanges of Class B shares for Class B shares of other Wells Fargo Advantage Funds subject to the limitations described in each Fund's prospectus.
/2/   Offers Class A shares only.
/3/   Offers Class C shares only.


     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectuses (the "Prospectuses") dated December 1, 2007, except for the Prospectus of the Large Company Value Fund, which is dated March 21, 2008. The audited financial statements for the Funds, which include the portfolios of investments and report of the independent registered public accounting firm for the fiscal year ended July 31, 2007, are hereby incorporated by reference to the Funds' Annual Reports. The Prospectuses and Annual Reports may be obtained free of charge by visiting our Web site at www.wellsfargo.com/advantagefunds, calling 1-800-222-8222 or writing to WELLS FARGO ADVANTAGE FUNDS (Reg. TM), P.O. Box 8266, Boston, MA 02266-8266.
     LCSS/FASAI10 (03/08)

License Information about the S&P 500 Index
-------------------------------------------

     The Trust (the "Licensee") has entered into a license agreement with S&P authorizing the use of various S&P trademarks and trade names in connection with the marketing and/or promotion of certain of the Funds (collectively referred to, herein, as the "Products").
     The Products are not sponsored, endorsed, sold, or promoted by S&P, a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed, and calculated by S&P without regard to the Licensee or the Products. S&P has no obligation to take the needs of the Licensee or the owners of the Products into consideration in determining, composing, or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of this issuance or sale of the Products or in the determination or calculation of the equation by which the Products are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Products.
     S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Licensee, owners of the product, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits).

                              TABLE OF CONTENTS


                                                                      PAGE
                                                                      -----
HISTORICAL FUND INFORMATION                                              1
 Fundamental Investment Policies                                         2
 Non-Fundamental Investment Policies                                     3
PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS                     4
MANAGEMENT                                                              15
 Trustees and Officers                                                  15
 Investment Adviser                                                     18
 Investment Sub-Advisers                                                21
 Portfolio Managers                                                     24
 Administrator                                                          29
 Distributor                                                            33
 Shareholder Servicing Agent                                            35
 Custodian                                                              35
 Fund Accountant                                                        35
 Transfer and Distribution Disbursing Agent                             35
 Underwriting Commissions                                               35
 Code of Ethics                                                         36
DETERMINATION OF NET ASSET VALUE                                        36
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                          37
PORTFOLIO TRANSACTIONS                                                  41
FUND EXPENSES                                                           46
FEDERAL INCOME TAXES                                                    46
PROXY VOTING POLICIES AND PROCEDURES                                    54
POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS       55
CAPITAL STOCK                                                           57
OTHER INFORMATION                                                       69
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                           69
FINANCIAL INFORMATION                                                   69

                          HISTORICAL FUND INFORMATION

     On March 25, 1999, the Board of Trustees of Norwest Advantage Funds ("Norwest"), the Board of Directors of Stagecoach Funds, Inc. ("Stagecoach") and the Board of Trustees of the Trust (each, a "Trustee" and collectively, the "Board" or "Trustees") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios to certain Funds of the Trust (the "Reorganization"). Prior to November 5, 1999, the effective date of the Reorganization, the Funds had only nominal assets.

     On February 3, 2004, the Board of the Trust and on February 18, 2004, the Board of Trustees of The Advisors' Inner Circle Fund ("AIC Trust") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor AIC Trust portfolios into various Funds of the Trust. The effective date of the reorganization was July 26, 2004.

     In August and September 2004, the Boards of Directors of the Strong family of funds ("Strong") and the Board of the Trust approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Strong mutual funds into various Funds of the Trust. The effective date of the reorganization was April 8, 2005.

     The Equity Index Fund was created as part of the reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank" or the "Custodian") and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex. The Value Fund (formerly named the C&B Tax-Managed Value Fund) was created as part of the reorganization of certain of the portfolios of AIC Trust into certain Funds of the Trust. The Capital Growth, Endeavor Large Cap, Endeavor Select, Growth, Growth and Income, Large Cap Growth, Large Company Core, Large Company Value (formerly named the Dividend Income Fund) and U.S. Value Funds were created as part of the reorganization of Strong, advised by Strong Capital Management, Inc. ("SCM"), and the WELLS FARGO ADVANTAGE FUNDS/SM/, advised by Wells Fargo Funds Management, LLC ("Funds Management" or the "Adviser") into a single mutual fund complex. The reorganization between Stagecoach and Norwest followed the merger of the advisers' parent companies. The reorganization between AIC Trust and the Trust followed the Funds' adviser entering into an agreement with the predecessor portfolios' adviser to "adopt"/support a reorganization of the predecessor portfolios with and into the Funds. The reorganization between Strong and the WELLS FARGO ADVANTAGE FUNDS followed the acquisition of certain asset management arrangements of SCM by Wells Fargo & Company.

     The chart below indicates the predecessor Stagecoach, AIC Trust, and Strong Funds that are the accounting survivors of the WELLS FARGO ADVANTAGE FUNDS, as applicable.

WELLS FARGO ADVANTAGE FUND                       PREDECESSOR FUND
------------------------------------------------ ---------------------------------------
Wells Fargo Advantage Capital Growth Fund        Strong Large Company Growth Fund
Wells Fargo Advantage Endeavor Large Cap Fund    Strong Advisor Endeavor Large Cap Fund
Wells Fargo Advantage Endeavor Select Fund       Strong Advisor Select Fund
Wells Fargo Advantage Equity Index Fund          Stagecoach Equity Index Fund
Wells Fargo Advantage Growth Fund                Strong Growth Fund
Wells Fargo Advantage Growth and Income Fund     Strong Growth and Income Fund
Wells Fargo Advantage Large Cap Growth Fund      Strong Large Cap Growth Fund
Wells Fargo Advantage Large Company Core Fund    Strong Advisor Large Company Core Fund
Wells Fargo Advantage Large Company Value Fund   Strong Dividend Income Fund
Wells Fargo Advantage U.S. Value Fund            Strong Advisor U.S. Value Fund
Wells Fargo Advantage Value Fund                 C&B Tax Managed Value Portfolio

     The CAPITAL GROWTH FUND commenced operations on April 11, 2005, as successor to the Strong Large Company Growth Fund, a series of Strong Equity Funds, Inc. The predecessor Strong Large Company Growth Fund commenced operations on September 16, 2002, as successor to the Rockhaven Premier Dividend Fund. The predecessor fund commenced operations on November 3, 1997.

     The ENDEAVOR LARGE CAP FUND commenced operations on April 11, 2005, as successor to the Strong Advisor Endeavor Large Cap Fund, a series of Strong Common Stock Fund, Inc. The predecessor Strong Advisor Endeavor Large Cap Fund commenced operations on September 28, 2001.

     The ENDEAVOR SELECT FUND commenced operations on April 11, 2005, as successor to the Strong Advisor Select Fund, a series of Strong Opportunity Fund, Inc. The predecessor Strong Advisor Select Fund commenced operations on December 29, 2000.

     The EQUITY INDEX FUND commenced operations on November 8, 1999, as successor to the Equity Index Fund of Stagecoach. The predecessor Stagecoach Equity Index Fund commenced operations on January 1, 1992, as successor to the Corporate Stock Fund of the Wells Fargo Investment Trust for Retirement Programs which commenced operations on January 25, 1984.

     The GROWTH FUND commenced operations on April 11, 2005, as successor to the Strong Growth Fund, a series of Strong Equity Funds, Inc. The predecessor Strong Growth Fund commenced operations on December 31, 1993.

     The GROWTH AND INCOME FUND commenced operations on April 11, 2005, as successor to the Strong Growth and Income Fund, a series of Strong Conservative Equity Funds, Inc. The predecessor Strong Growth and Income Fund commenced operations on December 29, 1995.

     The LARGE CAP GROWTH FUND commenced operations on April 11, 2005, as successor to the Strong Large Cap Growth Fund, a series of Strong Large Cap Growth Fund, Inc. The predecessor Strong Large Cap Growth Fund commenced operations on December 30, 1981.

     The LARGE COMPANY CORE FUND commenced operations on April 11, 2005, as successor to the Strong Advisor Large Company Core Fund, a series of Strong Equity Funds, Inc. The predecessor Strong Advisor Large Company Core Fund commenced operations on September 16, 2002, as successor to the Rockhaven Dividend Fund. The predecessor fund commenced operations on November 3, 1997.

     The LARGE COMPANY VALUE FUND (formerly named the Dividend Income Fund) commenced operations on April 11, 2005, as successor to the Strong Dividend Income Fund, a series of Strong Conservative Equity Funds, Inc. The predecessor Strong Dividend Income Fund commenced operations on July 1, 1993. The Fund changed its name from the Dividend Income Fund to the Large Company Value Fund effective on the close of business on March 20, 2008.

     The U.S. VALUE FUND commenced operations on April 11, 2005, as successor to the Strong Advisor U.S. Value Fund, a series of Strong Conservative Equity Funds, Inc. The predecessor Strong Advisor U.S. Value Fund commenced operations on December 29, 1995.

     The VALUE FUND commenced operations on July 26, 2004, as successor to the C&B Tax-Managed Value Portfolio. The predecessor fund was organized on November 19, 2001, as the successor-in-interest to the UAM Cooke & Bieler, Inc.'s C&B Equity Portfolio for Taxable Investors, which commenced operations on February 12, 1997. The Fund changed its name from the C&B Tax-Managed Value Fund to the Value Fund effective December 1, 2005.

Fundamental Investment Policies
-------------------------------

     Each Fund has adopted the following fundamental investment policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

     THE FUNDS MAY NOT:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, (iii) municipal securities, (iv) repurchase agreements, and provided further that (v) the Equity Index Fund reserves the right to concentrate in any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period;

     (2) except for the Endeavor Select Fund, purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

     (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

     (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies
-----------------------------------

     Each Fund has adopted the following non-fundamental policies; that is, they may be changed by the Trustees at any time without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

     (2) Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may invest in futures or options contracts consistent with its investment policies and the 1940 Act, including the rules, regulations and interpretations of the Securities and Exchange Commission thereunder or any exemptive orders obtained thereunder, and consistent with investment in futures or options contracts that would allow the Fund to claim an exclusion from being a "commodity pool operator" as defined by the Commodity Exchange Act.


     (4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

     (5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

     (6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     (7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (8) Each Fund that is subject to Rule 35d-1 (the "Names Rule") under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

     Shareholders will receive at least 60 days notice of any change to a Fund's non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in boldface type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

General
-------

     Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

             PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

     Set forth below are descriptions of permitted investment activities for the Funds and some of their key associated risks. The activities are organized into various categories. To the extent that an activity overlaps two or more categories, the activity is referenced only once in this section. The Funds are subject to the limitations as described in this section and elsewhere in this SAI and/or the Prospectus. Not all of the Funds participate in all of the investment activities described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets. Unless otherwise noted or required by applicable law, the percentage limitations and qualitative investment policies included in this SAI or a Prospectus apply at the time of purchase of a security. To the extent a security type is described in this SAI that is not referenced in a Prospectus, the Fund under normal circumstances will not invest more than 15% of its assets in the security type.

DEBT SECURITIES
----------------

Bank Obligations
-----------------

     Bank obligations include certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund that invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes (at potentially confiscatory levels) on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Commercial Paper
----------------

     Commercial paper (including variable amount master demand notes, see "Floating and Variable Rate Obligations" below), refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO"), except that the Funds may purchase unrated commercial paper if, in the opinion of the adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Funds.

Convertible Securities
----------------------

     Investing in convertible securities that have a strong earnings and credit record may provide current income. A Fund may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates.

Custodial Receipts for Treasury Securities
------------------------------------------

     These securities are typically represented by participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Loan Participations
-------------------

     Loan participations (sometimes called "bank loans") are purchases in loans or instruments in which the Funds may invest directly that are owned by banks or other institutions. A loan participation gives a Fund an undivided proportionate interest in a loan or instrument. Loan participations may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Loan participations, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a loan participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the loan participation.

Money Market Instruments
------------------------

     Investments in the following types of high-quality money market instruments are permitted: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Services, Inc. ("Moody's") or "A-1" or "A-1-" by Standard & Poor's Rating Group ("S&P"), or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. A Fund also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

     LETTERS OF CREDIT. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which a Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Fund, may be used for letter of credit-backed investments.

Synthetic Convertible Securities
--------------------------------

     "Synthetic" convertible securities, are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

U.S. Government Obligations
---------------------------

     Securities issued by U.S. Government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association ("GNMA" or "Ginnie Mae"), a wholly owned U.S. Government corporation, does not buy or sell loans or issue mortgage-backed securities, but is the only entity authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on mortgage-backed securities issued by institutions approved by GNMA and backed by pools of mortgages federally insured by the Federal Housing Administration ("FHA") or guaranteed by the Department of Veterans Affairs ("VA"). Other guarantors or issuers of loans eligible as collateral for Ginnie Mae MBS include the Department of Agriculture's Rural Housing Service ("RHS") and the Department of Housing and Urban Development's Office of Public and Indian Housing ("PIH"). Examples of U.S. Government agencies or government-sponsored entities that are not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association ("FNMA" or "Fannie Mae") and the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac").

     FNMA issues MBS, and guarantees that investors will receive timely principal and interest payments. Such guarantees are not backed by the full faith and credit of the U.S. Government. Similarly, FHLMC funds its purchases of mortgages from lending institutions through the use of securitization-based financing. While FHLMC issues guarantees of payment of principal and interest on all securities issued in its MBS securitizations, such guarantees are not backed by the full faith and credit of the U.S. Government.

     If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.

DERIVATIVES
-----------

Derivative Securities
---------------------

     Derivative securities are securities that derive their value, at least in part, from the price of another security or asset, or the level of an index, such as the S&P 500 Index, or a rate, such as the London Interbank Offered Rate ("LIBOR"), including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Futures contracts and options are also considered types of derivative securities, and are described more fully under the heading "Futures and Options Contracts" below. Other common types of derivatives include forward foreign currency exchange contracts, forward contracts on securities and securities indices, linked securities and structured products, collateralized mortgage obligations, stripped securities, warrants, swap agreements, and swaptions.

     An investment is often made in derivative securities as a "hedge" against fluctuations in the market value of the other securities in a Fund's portfolio due to currency exchange rate fluctuations or other factors in the securities markets, although the Fund may also invest in certain derivative securities for investment purposes only. Other reasons why a Fund may use derivative securities include protecting its unrealized gains reflected in the value of its portfolio of securities, facilitating the sale of such securities for investment purposes, reducing transaction costs, and/or managing the effective maturity or duration of its portfolio.

     While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund's portfolio does not follow the adviser's expectations. If the adviser's expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund's investments, but the Fund may also lose money on the derivative security itself. In addition, some derivative securities represent relatively recent innovations in the bond markets. The trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these derivative securities will perform under different economic interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of securities and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or a Fund could be forced to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with a Fund's investment objective, policies, restrictions and quality standards, consider making investments in such new types of derivative securities.

     Additional risks of derivative securities include, but are not limited to: the risk of disruption of a Fund's ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts, and market risk (I.E., exposure to adverse price changes).

     The adviser uses a variety of internal risk management procedures to ensure that derivatives are closely monitored and that their use is consistent with a particular Fund's investment objective, policies, restrictions and quality standards, and does not expose such Fund to undue risk.

     A Fund's use of derivatives also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. A Fund also may not use certain derivatives without establishing adequate "cover" in compliance with the SEC rules limiting the use of leverage.

     Derivatives, both equity and credit, include options, futures and options on futures, which may be used to hedge a Fund's portfolio, increase returns or maintain exposure to a market without buying individual securities. These investments may pose risks in addition to those associated with investing directly in securities or other investments. Such risks may include illiquidity of the equity derivative and imperfect correlation of the equity derivative with underlying investments for which it is being substituted or the Fund's other portfolio holdings. Accordingly, there is the risk that such practices may fail to serve their intended purposes, and may reduce returns or increase volatility. These practices also entail transactional expenses.

     Additionally, the use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. A Fund's use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain.

     The success of management's derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund's potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies, there is the risk that a Fund may not be able to find a suitable counterparty for the derivative transaction, and therefore may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

     A Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Futures and Options Contracts
-----------------------------

     IN GENERAL. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (I.E., exposure to adverse price changes).

     Although a Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (I.E., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value ("NAV") of the Fund.

     A Fund may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

     Pursuant to a notice of eligibility claiming exclusion from the definition of Commodity Pool Operator filed with the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, accordingly, they are not subject to registration or regulation as such under the CEA.

     Initially, when purchasing or selling futures contracts, a Fund will be required to deposit with the Custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

     A Fund may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

     Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

     OPTIONS TRADING. Options on individual securities or options on indices of securities may be purchased or sold. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

     A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

     A Fund will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. A Fund will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Fund's custodian in an amount not less than the exercise price of the option at all times during the option period.

     A Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.


     Below is a description of some of the types of futures and options in which the Funds may invest.


     STOCK INDEX OPTIONS. A Fund may purchase and write (I.E., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Fund's Custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

     STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES. A Fund may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

     FOREIGN CURRENCY FUTURES CONTRACTS. A Fund may invest in foreign currency futures contracts which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see "Foreign Obligations and Securities" below). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price that will be secured by margin deposits, is regulated by the CFTC and is traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.

     To the extent that a Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

     If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a foreign currency futures contract as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a foreign currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These foreign currency futures contracts will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     The use of foreign currency futures contracts involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency futures contracts also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of foreign currency futures contracts also exposes a Fund to the general risks of investing in futures contracts, including: the risk of an illiquid market for the foreign currency futures contracts and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its currency risks, and may cause a Fund to lose money on its investments in foreign currency futures contracts.

     INTEREST RATE FUTURES CONTRACTS AND OPTIONS ON INTEREST RATE FUTURES CONTRACTS. A Fund may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Fund's portfolio securities which are the subject of the transaction.

     FUTURE DEVELOPMENTS. A Fund may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Fund's investment objective and legally permissible for the Fund.

EQUITY SECURITIES
-----------------

     The following equity securities may be purchased by a Fund to the extent such purchase is permitted by its investment objective and strategies.

Initial Public Offerings
------------------------

     Smaller companies may offer initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Smaller Company Securities
--------------------------

     Investments in smaller capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

     Securities owned by a Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

     Investments in smaller, less seasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Fund may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Fund and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engaged in trading this type of security, a Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS
---------------------------------------------

Foreign Obligations and Securities
-----------------------------------


     The Funds consider equity securities of foreign issuers (or foreign securities) to be securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; or (2) issued by companies for which the principal securities trading market is a country other than the U.S. Foreign company stocks may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment in any single country, especially a less developed country, would make the Fund's value more sensitive to economic, currency and regulatory changes within that country.


     Investments in foreign obligations and securities include high-quality, short-term debt obligations of foreign issuers, including foreign branches of U.S. banks, U.S. branches of foreign banks, and short-term debt obligations of foreign governmental agencies and foreign companies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.


     Foreign securities include, among others, American Depository Receipts
(ADRs) and similar investments, including Canadian Depository Receipts (CDRs), European Depository Receipts (EDRs), Global Depository Receipts (GDRs), and International Depository Receipts (IDRs). ADRs, CDRs, EDRs, GDRs, and IDRs are depositary receipts for foreign company stocks issued by a bank and held in trust at that bank, and which entitle the owner of such depositary receipts to any capital gains or dividends from the foreign company stocks underlying the depositary receipts.

     These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.


     Foreign securities also include securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

     Foreign currency transactions, such as forward foreign currency exchange contracts, are contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The adviser considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions.

     Because a Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

     A Fund will engage in foreign currency transactions in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Fund may enter into a forward contract to protect against a decrease in the price of securities denominated in a particular currency a Fund intends to purchase. If it is anticipated that exchange rates will rise, a Fund may enter into a forward contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These forward contracts will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     The use of foreign currency transactions involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency transactions strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of foreign currency transactions also exposes a Fund to the general risks of investing in futures contracts, including: the risk of an illiquid market for the foreign currency transactions and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its investments in foreign currency transactions. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

     For temporary defensive purposes, the Funds may invest in fixed-income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.


OTHER INVESTMENTS AND TECHNIQUES
---------------------------------

Borrowing
----------

     Money may be borrowed for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.

Closed-End Investment Companies
-------------------------------

     A Fund may invest in the securities of closed-end investment companies that invest primarily in foreign securities. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Fund to invest in certain markets. A Fund will invest in such companies when, in the adviser's judgment, the potential benefits of the investment justify the payment of any applicable premium or sales charge. Other investment companies incur their own fees and expenses.

Floating- and Variable-Rate Obligations
---------------------------------------

     Floating- and variable-rate obligations include obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

     There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of a Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risks.

     The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

Forward Commitments, When-Issued and Delayed-Delivery Transactions
------------------------------------------------------------------

     Securities may be purchased or sold on a when-issued or delayed-delivery basis and contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time may also be made. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

     The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Illiquid Securities
-------------------

     Securities not registered under the Securities Act of 1933, as amended (the "1933 Act"), and other securities subject to legal or other restrictions on resale may be less liquid than other investments and may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. No Fund may invest or hold more than 15% of its net assets in illiquid securities.

Loans of Portfolio Securities
-----------------------------

     Portfolio securities may be loaned pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (i) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification;
(iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

     A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objective, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

     Wells Fargo Bank acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds' investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Other Investment Companies
--------------------------


     A Fund may invest in shares of other open-end management investment companies up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the fund's non-fundamental investment policies. Currently, under the 1940 Act, a fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions: (i) 3% of the total voting stock of any one investment company; (ii) 5% of such fund's total assets with respect to any one investment company; and (iii) 10% of such fund's total assets. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.


     ISHARES. iShares Trust and iShares, Inc. ("iShares") are registered investment companies that consist of numerous separate series (each, an "iShares Fund"), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

Privately Issued Securities
---------------------------

     Privately issued securities include those which may be resold only in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are "illiquid" are subject to a Fund's policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation:
(i) the frequency of trades and quotes for the Rule 144A Security; (ii) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the Rule 144A Security; and (iv) the nature of the Rule 144A Security and the nature of the marketplace trades (E.G., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements
---------------------

     Repurchase agreements are agreements wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. All repurchase agreements will be fully "collateralized," as defined under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund.

The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund's disposition of the security may be delayed or limited.

     A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements
-----------------------------

     A reverse repurchase agreement is an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales
-----------


     A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until a Fund replaces the borrowed security. In order to deliver the security to the buyer, a Fund must arrange through a broker to borrow the security and, in so doing, a Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales "against the box" means that a Fund owns the securities, which are placed in a segregated account until the transaction is closed out, or has the right to obtain securities equivalent in kind and amount to the securities sold short. A Fund's ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

     Short sales by a Fund that are not made "against the box" are limited to transactions in futures and options. Such transactions create opportunities to increase a Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the futures or options sold short without the need to invest the full purchase price of the futures or options on the date of the short sale, a Fund's NAV per share will tend to increase more when the futures or options it has sold short decrease in value, and to decrease more when the futures or options it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of futures or options sold short may continuously increase, although a Fund may mitigate such losses by replacing the futures or options sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing futures or options to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

     If a Fund makes a short sale "against the box," a Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. Short sale transactions may have adverse tax consequences to the Fund and its shareholders.


     In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined under the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.



     To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by a Fund will be "against the box," or the Fund's obligation to deliver the futures or options sold short not "against the box" will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of futures or options not "against the box" or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.


Unrated Investments
-------------------

     A Fund may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's, Fitch, or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI.

Warrants
--------

     Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price, usually during a specified period of time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.

                                   MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Funds."

Trustees and Officers
---------------------

     The Board supervises each Fund's activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

     GENERAL. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of 149 series comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex" or the "Trusts"). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 74.

     In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("Independent Trustees"), appears separately from the information for the "interested" Trustee. In addition to the Officers listed below, the Funds have appointed an Anti-Money Laundering Compliance Officer.

                           POSITION HELD                                                                      OTHER PUBLIC
                                WITH                                                                           COMPANY OR
                            REGISTRANT/                                                                        INVESTMENT
                             LENGTH OF                          PRINCIPAL OCCUPATION(S)                          COMPANY
NAME AND AGE                 SERVICE/1/                           DURING PAST 5 YEARS                         DIRECTORSHIPS
---------------------    -----------------    -----------------------------------------------------------    --------------
                                                      INDEPENDENT TRUSTEES
Thomas S. Goho, 65       Trustee,             Education Consultant to the Director of the Institute for            N/A
                         since 1987           Executive Education of the Babcock Graduate School of
                                              Management of Wake Forest University. Prior thereto, the
                                              Thomas Goho Chair of Finance of Wake Forest University,
                                              Calloway School of Business and Accountancy, from
                                              2006-2007 and Associate Professor of Finance from
                                               1999-2005.
Peter G. Gordon, 65      Trustee, since       Chairman, CEO and Co-Founder of Crystal Geyser Water                 N/A
                         1998, Chairman,      Company and President of Crystal Geyser Roxane Water
                         since 2001.          Company.

                           POSITION HELD                                                                  OTHER PUBLIC
                               WITH                                                                        COMPANY OR
                            REGISTRANT/                                                                    INVESTMENT
                             LENGTH OF                        PRINCIPAL OCCUPATION(S)                        COMPANY
NAME AND AGE                SERVICE/1/                          DURING PAST 5 YEARS                       DIRECTORSHIPS
----------------------- ------------------ ------------------------------------------------------------- --------------
Olivia Mitchell, 55     Trustee, since     Professor of Insurance and Risk Management, Wharton                 N/A
                        2006               School, University of Pennsylvania. Director of the Boettner
                                           Center on Pensions and Retirement Research. Research
                                           Associate and Board member, Penn Aging Research Center.
                                           Research Associate, National Bureau of Economic Research.
Timothy J. Penny, 56    Trustee, since     Senior Counselor to the public relations firm of                    N/A
                        1996               Himle-Horner and Senior Fellow at the Humphrey Institute,
                                           Minneapolis, Minnesota (a public policy organization).
Donald C. Willeke, 67   Trustee, since     Principal of the law firm of Willeke & Daniels.                     N/A
                        1996
                                                  INTERESTED/2/ TRUSTEE
J. Tucker Morse, 63     Trustee, since     Private Investor/Real Estate Developer. Prior thereto,              N/A
                        1987               Chairman of Whitepoint Capital, LLC until 2004.
                                                         OFFICERS
Karla M. Rabusch, 48    President, since   Executive Vice President of Wells Fargo Bank, N.A. and              N/A
                        2003               President of Wells Fargo Funds Management, LLC since
                                           2003. Senior Vice President and Chief Administrative
                                           Officer of Wells Fargo Funds Management, LLC from 2001
                                           to 2003.
Stephen Leonhardt, 48   Treasurer, since   Vice President and Manager of Fund Audit, Reporting and             N/A
                        2007               Tax for Wells Fargo Funds Management, LLC since 2007.
                                           From 2002 to 2004, Controller for Sungard Transaction
                                           Networks. Chief Operating Officer for UMB Fund Services,
                                           Inc. from 2004 to 2005. Director of Fund Administration and
                                           SEC Reporting for TIAA-CREF from 2005 to 2007.
C. David Messman, 47    Secretary, since   Senior Vice President and Secretary of Wells Fargo Funds            N/A
                        2000; Chief        Management, LLC since 2001. Vice President and Managing
                        Legal Counsel,     Senior Counsel of Wells Fargo Bank, N.A. since 1996.
                        since 2003
Debra Ann Early, 43     Chief              Chief Compliance Officer of Wells Fargo Funds                       N/A
                        Compliance         Management, LLC since 2007. Chief Compliance Officer of
                        Officer, since     Parnassus Investments from July 2005 to November 2007.
                        2007               Chief Financial Officer of Parnassus Investments from
                                           December 2004 to November 2007. Senior Audit Manager,
                                           PricewaterhouseCoopers LLP from October 1998 to
                                           December 2004.


------
/1/   Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.
/2/   BASIS OF INTERESTEDNESS. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

     COMMITTEES. The Independent Trustees are the members of the Trust's
     ----------
Governance Committee and Audit Committee.

     (1) GOVERNANCE COMMITTEE. Whenever a vacancy occurs on the Board, the Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only Independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Nominees by shareholders are not considered unless required by or under the 1940 Act. The Governance Committee meets only as necessary and met once during the Funds' most recently completed fiscal year. Peter Gordon serves as the chairman of the Governance Committee.

     (2) AUDIT COMMITTEE. The Audit Committee oversees the Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met four times during the Funds' most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.


     COMPENSATION. Prior to January 1, 2008, each Trustee received an annual retainer (payable quarterly) of $140,000 from the Fund Complex. Each Trustee also received a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson (formerly referred to as the Lead Trustee) of the Fund Complex Board received an additional $40,000 annual retainer and the Chairperson of the Audit Committee received an additional $16,000 annual retainer, for the additional work and time devoted by the Chairpersons.

     Effective January 1, 2008, each Trustee receives an annual retainer (payable quarterly) of $160,000 from the Fund Complex. Each Trustee also receives a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance of the first telephonic Fund Complex Board meeting and each telephonic meeting beyond five. In addition, the Chairperson of the Fund Complex Board receives an additional $40,000 annual retainer and the Chairperson of the Audit Committee receives an additional $20,000 annual retainer, for the additional work and time devoted by the Chairpersons.


     The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other entity of the Fund Complex. The Officers are not compensated by the Trust for their services. For the fiscal year ended July 31, 2007, the Trustees received the following compensation:

                               COMPENSATION TABLE
                        FISCAL YEAR ENDED JULY 31, 2007

INTERESTED
TRUSTEE                                                            INDEPENDENT TRUSTEES
                              J. TUCKER        THOMAS S.        PETER G.        OLIVIA S.        TIMOTHY J.        DONALD C.
FUND                          MORSE            GOHO             GORDON          MITCHELL         PENNY             WILLEKE
Capital Growth                 $  1,141         $  1,235         $  1,389        $  1,141          $  1,141         $  1,141
Endeavor Large Cap             $  1,141         $  1,235         $  1,389        $  1,141          $  1,141         $  1,141
Endeavor Select                $  1,141         $  1,235         $  1,389        $  1,141          $  1,141         $  1,141
Equity Index                   $  1,141         $  1,235         $  1,389        $  1,141          $  1,141         $  1,141
Growth                         $  1,141         $  1,235         $  1,389        $  1,141          $  1,141         $  1,141
Growth and Income              $  1,141         $  1,235         $  1,389        $  1,141          $  1,141         $  1,141
Large Cap Growth               $  1,141         $  1,235         $  1,389        $  1,141          $  1,141         $  1,141
Large Company Core             $  1,141         $  1,235         $  1,389        $  1,141          $  1,141         $  1,141
Large Company Value            $  1,141         $  1,235         $  1,389        $  1,141          $  1,141         $  1,141
U.S. Value                     $  1,141         $  1,235         $  1,389        $  1,141          $  1,141         $  1,141
Value                          $  1,141         $  1,235         $  1,389        $  1,141          $  1,141         $  1,141
TOTAL COMPENSATION FROM
THE FUND COMPLEX/1/            $170,000         $184,000         $207,000        $170,000          $170,000         $170,000

------
/1/   Includes Trustee compensation received by other funds within the entire
       Fund Complex (consisting of 149 funds).


     BENEFICIAL EQUITY OWNERSHIP INFORMATION. As of the calendar year ended December 31, 2007, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the dollar value of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: $0; $1-$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000.

           BENEFICIAL EQUITY OWNERSHIP IN THE FUNDS AND FUND COMPLEX
                     CALENDAR YEAR ENDED DECEMBER 31, 2007



                           INTERESTED
                           TRUSTEE
                           J. TUCKER
FUND                       MORSE
Capital Growth             $0
Endeavor Large Cap         $0
Endeavor Select            $0
Equity Index               $0
Growth                     $0
Growth and Income          $0
Large Cap Growth           $0
Large Company Core         $0
Large Company Value        $0
U.S. Value                 $0
Value                      $0
Aggregate Dollar Range of
Equity Securities Of Fund
Complex/1/                 over $100,000

                                                              INDEPENDENT TRUSTEES
                           THOMAS S.         PETER G.           OLIVIA S.         TIMOTHY J.        DONALD C.
FUND                       GOHO              GORDON             MITCHELL          PENNY             WILLEKE
Capital Growth             $0                $             0    $0                $0                $0
Endeavor Large Cap         $0                $10,001-$50,000    $0                $0                $0
Endeavor Select            $0                $     1-$10,000    $0                $0                $0
Equity Index               over $100,000     $             0    $0                $0                over $100,000
Growth                     $0                $     1-$10,000    $0                $0                $0
Growth and Income          $0                $             0    $0                $0                $0
Large Cap Growth           $0                $             0    $0                $0                $0
Large Company Core         $0                $             0    $0                $0                $0
Large Company Value        $0                $             0    $0                $0                $0
U.S. Value                 $0                $             0    $0                $0                $0
Value                      $0                $             0    $0                $0                $0
Aggregate Dollar Range of
Equity Securities Of Fund
Complex/1/                 over $100,000      over $100,000     over $100,000     over $100,000     over $100,000


------
/1/   Includes Trustee ownership in shares of other funds within the entire
       Fund Complex (consisting of 149 funds).


     OWNERSHIP OF SECURITIES OF CERTAIN ENTITIES. As of the calendar year ended December 31, 2007, none of the Independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.



Investment Adviser
------------------

     Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.

     As compensation for its advisory services, Funds Management is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of each Fund's average daily net assets:

                                 FEE                                FEE
FUND                 EFFECTIVE 8/1/04 - 11/30/07             EFFECTIVE 12/1/07
Equity Index         First $1B             0.10%
                                                        No Change
                      Next $4B            0.075%
                      Over $5B             0.05%
Value*              First $500M            0.75%       First $500M            0.70%
                     Next $500M            0.70%        Next $500M            0.65%
                      Next $2B             0.65%         Next $2B             0.60%
                      Next $2B            0.625%         Next $2B            0.575%
                      Over $5B             0.60%         Over $5B             0.55%

* The Fund's advisory fee was effective July 26, 2004, with the Fund's creation as discussed in the "Historical Fund Information" section.

                                        FEE                                FEE
FUND                       EFFECTIVE 4/11/05 - 11/30/07             EFFECTIVE 12/1/07
Capital Growth             First $500M            0.75%       First $500M         0.70%
                            Next $500M            0.70%        Next $500M         0.65%
                             Next $2B             0.65%         Next $2B          0.60%
                             Next $2B            0.625%         Next $2B         0.575%
                             Over $5B             0.60%         Over $5B          0.55%
Endeavor Large Cap         First $500M            0.75%       First $500M         0.70%
                            Next $500M            0.70%        Next $500M         0.65%
                             Next $2B             0.65%         Next $2B          0.60%
                             Next $2B            0.625%         Next $2B         0.575%
                             Over $5B             0.60%         Over $5B          0.55%
Endeavor Select            First $500M            0.75%       First $500M         0.70%
                            Next $500M            0.70%        Next $500M         0.65%
                             Next $2B             0.65%         Next $2B          0.60%
                             Next $2B            0.625%         Next $2B         0.575%
                             Over $5B             0.60%         Over $5B          0.55%
Growth                     First $500M            0.75%

                            Next $500M            0.70%
                                                               No Change
                             Next $2B             0.65%
                             Next $2B            0.625%
                             Over $5B             0.60%
Growth and Income          First $500M            0.75%       First $500M         0.70%
                            Next $500M            0.70%        Next $500M         0.65%
                             Next $2B             0.65%         Next $2B          0.60%
                             Next $2B            0.625%         Next $2B         0.575%
                             Over $5B             0.60%         Over $5B          0.55%
Large Cap Growth           First $500M            0.75%       First $500M         0.70%
                            Next $500M            0.70%        Next $500M         0.65%
                             Next $2B             0.65%         Next $2B          0.60%
                             Next $2B            0.625%         Next $2B         0.575%
                             Over $5B             0.60%         Over $5B          0.55%
Large Company Core         First $500M            0.75%       First $500M         0.70%
                            Next $500M            0.70%        Next $500M         0.65%
                             Next $2B             0.65%         Next $2B          0.60%
                             Next $2B            0.625%         Next $2B         0.575%
                             Over $5B             0.60%         Over $5B          0.55%
Large Company Value        First $500M            0.75%       First $500M         0.70%
                            Next $500M            0.70%        Next $500M         0.65%
                             Next $2B             0.65%         Next $2B          0.60%
                             Next $2B            0.625%         Next $2B         0.575%
                             Over $5B             0.60%         Over $5B          0.55%
U.S. Value                 First $500M            0.75%       First $500M         0.70%
                            Next $500M            0.70%        Next $500M         0.65%
                             Next $2B             0.65%         Next $2B          0.60%
                             Next $2B            0.625%         Next $2B         0.575%
                             Over $5B             0.60%         Over $5B          0.55%

     Advisory Fees Paid. For the fiscal periods shown in the tables below, the
     ------------------
Equity Index Fund and the Value Fund paid the following advisory fees, and the investment adviser waived the indicated fees:

          YEAR ENDED
           7/31/07
                                             MANAGEMENT
                  MANAGEMENT                 FEES PAID
FUND            FEES INCURRED     WAIVER    AFTER WAIVER
Equity Index       $377,448     $377,448         $0

                             YEAR ENDED                          PERIOD                          YEAR ENDED
                              7/31/06                      10/1/04 - 7/31/05                      9/30/04
                                         FEES                              FEES                              FEES
FUND                 FEES PAID          WAIVED         FEES PAID          WAIVED         FEES PAID          WAIVED
Equity Index             $0           $381,864             $0           $397,606          $24,814         $678,884

        YEAR ENDED
         7/31/07
                                         MANAGEMENT
              MANAGEMENT                 FEES PAID
FUND        FEES INCURRED     WAIVER    AFTER WAIVER
Value          $245,724     $221,847      $23,877

                      YEAR ENDED
                       7/31/06                      11/1/04 - 7/31/05               7/26/04 - 10/31/04
                      FUNDS MGMT                       FUNDS MGMT                       FUNDS MGMT
                                  FEES                             FEES                             FEES
FUND          FEES PAID          WAIVED         FEES PAID         WAIVED         FEES PAID         WAIVED
Value             $0           $212,549          $71,675         $92,847          $56,961         $45,434

     Former Strong Funds. As discussed in the "Historical Fund Information"
     -------------------
section, the Capital Growth, Endeavor Large Cap, Endeavor Select, Growth, Growth and Income, Large Cap Growth, Large Company Core, Large Company Value and U.S. Value Funds were created as part of the reorganization of certain portfolios of Strong into certain funds of the Trust. Prior to the reorganization, SCM and Funds Management served as the investment advisers to the predecessor portfolios of these Funds. For the period between January 1, 2005, and April 8, 2005 (the "Interim Period"), Funds Management served as the investment adviser to the predecessor portfolios of these Funds pursuant to an interim investment management agreement. Prior to January 1, 2005, SCM served as the investment adviser to the predecessor portfolios of these Funds. Under the interim agreement, the contractual investment advisory fees payable to Funds Management were the same as those under the prior agreement with SCM. The fees were as follows:

                                                         ANNUAL RATE
                                                       (AS A PERCENTAGE
FUND                               ASSET LEVEL          OF NET ASSETS)
 Capital Growth Fund               First $4B                 0.75%
                                   Next $2B                 0.725%
                                   Over $6B                  0.70%
 Endeavor Large Cap Fund           First $4B                 0.75%
                                   Next $2B                 0.725%
                                   Over $6B                  0.70%
 Endeavor Select Fund              First $4B                 0.75%
                                   Next $2B                 0.725%
                                   Over $6B                  0.70%
 Growth Fund                       First $4B                 0.75%
                                   Next $2B                 0.725%
                                   Over $6B                  0.70%
 Growth and Income Fund        All asset levels              0.55%

                                                          ANNUAL RATE
                                                        (AS A PERCENTAGE
FUND                                ASSET LEVEL          OF NET ASSETS)
 Large Cap Growth Fund             First $35M                 0.60%
                                    Over $35M                 0.55%
 Large Company Core Fund            First $4B                 0.75%
                                    Next $2B                 0.725%
                                    Over $6B                  0.70%
 Large Company Value Fund           First $4B                 0.70%
                                    Next $2B                 0.675%
                                    Over $6B                  0.65%
 U.S. Value Fund                All asset levels              0.55%

     The table below shows the advisory fees paid by either these Funds or their predecessor portfolios. For the fiscal periods indicated below, these Funds or their predecessor portfolios paid the following advisory fees to the investment adviser listed below and the respective investment adviser waived the indicated amounts.

                          YEAR ENDED 7/31/07
                       MANAGEMENT                  MANAGEMENT
                          FEES                     FEES PAID
FUND                    INCURRED       WAIVER     AFTER WAIVER
Capital Growth         $6,776,114   $1,704,171    $5,071,943
Endeavor Large Cap     $  342,473   $  153,947    $  188,526
Endeavor Select        $7,778,239   $1,204,588    $6,573,651
Growth                 $9,776,659   $  769,857    $9,006,802
Growth and Income      $2,130,043   $  649,344    $1,480,699
Large Cap Growth       $3,017,231   $1,377,818    $1,639,413
Large Company Core     $  462,246   $  221,241    $  241,005
Large Company Value    $1,569,677   $  311,469    $1,258,208
U.S. Value             $1,806,156   $  638,419    $1,167,737

                           YEAR ENDED 7/31/06       PERIOD 1/01/05 - 7/31/05     YEAR ENDED 12/31/04
                                          FEES                        FEES
                       FEES PAID TO    WAIVED BY    FEES PAID TO   WAIVED BY                    FEES
                           FUNDS         FUNDS          FUNDS        FUNDS     FEES PAID TO    WAIVED
FUND                       MGMT           MGMT          MGMT          MGMT          SCM        BY SCM
Capital Growth          $3,106,156    $1,082,026     $  489,574    $235,871    $   566,172    $ 15,769
Endeavor Large Cap      $  173,412    $  155,831     $  144,478    $ 51,036    $   290,073    $  8,242
Endeavor Select         $2,763,110    $  771,401     $  389,180    $ 86,339    $   576,716    $ 16,371
Growth                  $9,440,031    $  603,989     $5,782,031    $404,581    $11,421,317    $303,336
Growth and Income       $1,894,044    $  794,285     $1,410,898    $389,358    $ 3,275,868    $114,723
Large Cap Growth        $1,919,987    $1,417,251     $1,286,167    $505,096    $ 2,958,387    $106,173
Large Company Core      $  433,122    $  272,947     $  315,120    $169,183    $   773,835    $ 19,976
Large Company Value     $1,307,902    $  300,806     $  630,135    $135,684    $   765,636    $ 24,613
U.S. Value              $1,456,033    $  773,877     $1,058,979    $320,194    $ 1,744,276    $ 68,194

     General. Each Fund's Advisory Agreement will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such party. A Fund's Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

Investment Sub-Advisers
-----------------------

     Funds Management has engaged Cooke & Bieler, L.P. ("C&B"), Matrix Asset Advisors, Inc. ("Matrix"), Phocas Financial Corporation ("Phocas") and Wells Capital Management Incorporated, an affiliate of Funds Management ("Wells Capital Management"), to serve as investment sub-advisers to the Funds (each a "Sub-Adviser" and collectively, the "Sub-Advisers").

Subject to the direction of the Trust's Board and the overall supervision and control of Funds Management and the Trust, the Sub-Adviser makes recommendations regarding the investment and reinvestment of the Funds' assets. The Sub-Adviser furnishes to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Adviser also furnishes such additional reports and information as Funds Management and the Trust's Board and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management.

     For providing investment sub-advisory services to the Funds, the Sub-Advisers are entitled to receive monthly fees at the annual rates indicated below of each Fund's average daily net assets. These fees may be paid by Funds Management or directly by the Funds. If a sub-advisory fee is paid directly by a Fund, the compensation paid to Funds Management for advisory fees will be reduced accordingly.

                                                           FEE                              FEE
FUND                         SUB-ADVISER        (PRIOR TO JANUARY 1, 2006)      (EFFECTIVE JANUARY 1, 2006*)
 Capital Growth            Wells Capital       First $200M           0.35%      First $100M       0.35%
                             Management         Next $200M           0.30%       Next $100M       0.30%
                                                Over $400M           0.25%       Next $300M       0.20%
                                                                                 Over $500M       0.15%
 Endeavor Large Cap        Wells Capital       First $200M           0.35%      First $100M       0.35%
                             Management         Next $200M           0.30%       Next $100M       0.30%
                                                Over $400M           0.25%       Next $300M       0.20%
                                                                                 Over $500M       0.15%
 Endeavor Select           Wells Capital       First $200M           0.35%      First $100M       0.35%
                             Management         Next $200M           0.30%       Next $100M       0.30%
                                                Over $400M           0.25%       Next $300M       0.20%
                                                                                 Over $500M       0.15%
 Equity Index              Wells Capital       First $200M           0.02%      First $100M       0.05%
                             Management         Over $200M           0.01%       Next $100M       0.03%
                                                                                 Over $200M       0.02%
 Growth                    Wells Capital       First $200M           0.35%      First $100M       0.35%
                             Management         Next $200M           0.30%       Next $100M       0.30%
                                                Over $400M           0.25%       Next $300M       0.20%
                                                                                 Over $500M       0.15%
 Growth and Income             Matrix           First $50M           0.20%
                                                                                 No change
                                                Over $50M            0.16%
 Large Cap Growth          Wells Capital       First $200M           0.35%      First $100M       0.35%
                             Management         Next $200M           0.30%       Next $100M       0.30%
                                                Over $400M           0.25%       Next $300M       0.20%
                                                                                 Over $500M       0.15%
 Large Company Core            Matrix           First $50M           0.20%
                                                                                 No change
                                                Over $50M            0.16%
 Large Company Value         Phocas/1/         First $200M           0.35%      First $100M       0.29%
                                                Next $200M           0.30%       Next $150M       0.26%
                                                Over $400M           0.25%       Next $750M       0.23%
                                                                                  Over $1B        0.20%
 U.S. Value                Wells Capital       First $200M           0.35%      First $100M       0.35%
                             Management         Next $200M           0.30%       Next $100M       0.30%
                                                Over $400M           0.25%       Next $300M       0.20%
                                                                                 Over $500M       0.15%
 Value                          C&B            First $250M           0.45%
                                                Next $250M           0.40%
                                                                                 No change
                                                Next $250M           0.35%
                                                Over $750M           0.30%

------
* For all Funds except the Large Company Value Fund, which is effective March 21, 2008
/1/   Wells Capital Management served as the sub-adviser to the Large Company
       Value Fund after its reorganization on April 8, 2005 through March 20, 2008. From January 1, 2006 through March 20, 2008, Wells Capital Management was entitled to receive monthly fees at the following annual rates as a percentage of the Fund's average daily net assets: 0.35% for the first $100 million; 0.30% for the next $100 million; 0.20% for the next $300 million; and 0.15% for assets over $500 million. Prior to January 1, 2006, Wells Capital Management was entitled to receive monthly fees at specified annual rates as a percentage of the Fund's average daily net assets as shown in the table.

     Former Strong Funds. As discussed in the "Historical Fund Information"
     --------------------
section, the Capital Growth, Endeavor Large Cap, Endeavor Select, Growth, Growth and Income, Large Cap Growth, Large Company Core, Large Company Value and U.S. Value Funds were created as part of the reorganization of certain portfolios of Strong into certain funds of the Trust, which occurred on April 8, 2005. Prior to the reorganization during the Interim Period, Wells Capital Management served as the investment sub-advisor to the predecessor portfolios of the Capital Growth, Endeavor Large Cap, Endeavor Select, Growth, Large Cap Growth, Large Company Value and U.S. Value Funds and Matrix served as the investment sub-advisor to the predecessor portfolios of the Growth and Income and Large Company Core Funds, pursuant to an interim investment sub-advisory agreement and were entitled to receive a monthly fee at the annual rates indicated below of the predecessor portfolio's average daily net assets.

FUND                         SUB-ADVISER              SUB-ADVISORY FEES
 Capital Growth            Wells Capital        First $200M            0.35%
 Endeavor Large Cap          Management          Next $200M            0.30%
 Endeavor Select                                 Over $400M            0.25%
 Growth
 Large Cap Growth
 Large Company Value
 U.S. Value
 Growth and Income             Matrix            First $50M            0.20%
 Large Company Core                               Over $50M            0.16%

     Prior to January 1, 2005, SCM had not entered into any sub-advisory agreements with respect to the predecessor portfolios of these Funds.

     Unaffiliated Sub-Advisers. Listed below is the aggregate dollar amount of
     --------------------------
sub-advisory fees paid by the Value Fund to C&B, an unaffiliated sub-adviser, for the Fund's fiscal periods indicated below:

            YEAR ENDED 7/31/07         YEAR ENDED 7/31/06          11/1/04-7/31/05          YEAR ENDED 10/31/04
                     FEES WAIVED/               FEES WAIVED/               FEES WAIVED/               FEES WAIVED/
FUND     FEES PAID    REIMBURSED    FEES PAID    REIMBURSED    FEES PAID    REIMBURSED    FEES PAID    REIMBURSED
Value    $147,434         $0        $130,425         $0         $77,303         $0         $43,593         $0

     Listed below is the aggregate dollar amount of sub-advisory fees paid by the Growth and Income Fund and Large Company Core Fund to Matrix, an unaffiliated sub-adviser, for the periods indicated below:

                         YEAR ENDED 7/31/07         YEAR ENDED 7/31/06         1/1/05 - 7/31/05
                                  FEES WAIVED/               FEES WAIVED/               FEES WAIVED/
FUND                  FEES PAID    REIMBURSED    FEES PAID    REIMBURSED    FEES PAID    REIMBURSED
Growth and Income     $473,142         $0        $726,244         $0        $252,603         $0
Large Company Core    $118,246         $0        $210,675         $0        $ 77,564         $0

Portfolio Managers
------------------

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Portfolio Managers." The information in this section is provided as of July 31, 2007, the most recent fiscal year end for the Funds managed by the portfolio managers listed below, except for the information in this section relating to the Large Company Value Fund and its portfolio managers, which is provided as of December 26, 2007 (each a "Portfolio Manager" and together, the "Portfolio Managers"). The Portfolio Managers manage the investment activities of the Funds on a day-to-day basis as follows.

FUND                  SUB-ADVISOR      PORTFOLIO MANAGERS
--------------------- ---------------  --------------------------
Capital Growth        Wells Capital    Thomas J. Pence, CFA
Endeavor Large Cap    Management       Michael Harris, CFA
Endeavor Select
Equity Index          Wells Capital    Gregory T. Genung, CFA
                      Management
Growth                Wells Capital    Brandon M. Nelson, CFA
Large Cap Growth      Management       Thomas C. Ognar, CFA
                                       Bruce C. Olson, CFA
Growth and Income     Matrix           David A. Katz, CFA
Large Company Core
Large Company Value   Phocas           William F.K. Schaff, CFA
                                       Stephen L. Block, CFA
U.S. Value            Wells Capital    Robert J. Costomiris, CFA
                      Management
Value                 C&B              Kermit S. Eck, CFA
                                       Daren C. Heitman, CFA
                                       Michael M. Meyer, CFA
                                       James R. Norris
                                       Edward W. O'Connor, CFA
                                       R. James O'Neil, CFA
                                       Mehul Trivedi, CFA

     MANAGEMENT OF OTHER ACCOUNTS. The following table indicates the type of, number of, and total assets in accounts managed by the Portfolio Managers, not including the Funds. The accounts described include accounts that a Portfolio Manager manages in a professional capacity as well as accounts that a Portfolio Manager may manage in a personal capacity, if any, which are included under "Other Accounts."

                                REGISTERED INVESTMENT       OTHER POOLED INVESTMENT
                                      COMPANIES                    VEHICLES              OTHER ACCOUNTS MANAGED
                              NUMBER          TOTAL          NUMBER        TOTAL       NUMBER          TOTAL
                                OF            ASSETS           OF         ASSETS         OF            ASSETS
PORTFOLIO MANAGER*           ACCOUNTS        MANAGED        ACCOUNTS      MANAGED     ACCOUNTS        MANAGED
C&B
 Kermit S. Eck, CFA             6        $ 2,653,930,961       1       $29,324,186      224       $ 6,054,919,830
 Daren C. Heitman, CFA          6        $ 2,653,930,961       1       $29,324,186      224       $ 6,054,919,830
 Michael M. Meyer, CFA          6        $ 2,653,930,961       1       $29,324,186      224       $ 6,054,919,830
 James R. Norris                6        $ 2,653,930,961       1       $29,324,186      224       $ 6,054,919,830
 Edward W. O'Connor, CFA        6        $ 2,653,930,961       1       $29,324,186      224       $ 6,054,919,830
 R. James O'Neil, CFA           6        $ 2,653,930,961       1       $29,324,186      224       $ 6,054,919,830
 Mehul Trivedi, CFA             6        $ 2,653,930,961       1       $29,324,186      224       $ 6,054,919,830
MATRIX
 David A. Katz, CFA             3        $          528M       1       $       11M      440       $ 1,158,000,000
PHOCAS
 William F.K. Schaff, CFA       2        $         27.3M       0       $         0      49        $        106.6M
 Stephen L. Block, CFA          1        $         23.3M       0       $         0      47        $        207.3M

                                  REGISTERED          OTHER POOLED
                             INVESTMENT COMPANIES INVESTMENT VEHICLES  OTHER ACCOUNTS MANAGED
                               NUMBER     TOTAL     NUMBER     TOTAL     NUMBER       TOTAL
                                 OF       ASSETS      OF       ASSETS      OF        ASSETS
PORTFOLIO MANAGER*            ACCOUNTS   MANAGED   ACCOUNTS   MANAGED   ACCOUNTS     MANAGED
WELLS CAPITAL MANAGEMENT
 Robert J. Costomiris, CFA       6       $2,426M      1       $   39M      0        $      0
 Gregory T. Genung, CFA          0       $     0      4       $1,158M      5        $ 401.2M
 Michael Harris, CFA             0       $     0      0       $     0     119       $  10.6B
 Brandon M. Nelson, CFA          0       $     0      3       $   34M     20        $     1B
 Thomas C. Ognar, CFA            0       $     0      3       $   34M     17        $     1B
 Bruce C. Olson, CFA             0       $     0      3       $   34M     17        $     1B
 Thomas J. Pence, CFA            3       $  912M      0       $     0     133       $  10.6B

------
* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

     The following table indicates the number and total assets managed of the above accounts for which the advisory fee is based on the performance of such accounts.

                                    REGISTERED INVESTMENT              OTHER POOLED                   OTHER ACCOUNTS
PORTFOLIO MANAGER*                        COMPANIES                 INVESTMENT VEHICLES                  MANAGED
                                    NUMBER          TOTAL          NUMBER          TOTAL          NUMBER           TOTAL
                                      OF            ASSETS           OF            ASSETS           OF            ASSETS
                                   ACCOUNTS        MANAGED        ACCOUNTS        MANAGED        ACCOUNTS         MANAGED
C&B
 Kermit S. Eck, CFA                   0           $0                 0           $  0               3             $ 557M
 Daren C. Heitman, CFA                0           $0                 0           $  0               3             $ 557M
 Michael M. Meyer, CFA                0           $0                 0           $  0               3             $ 557M
 James R. Norris                      0           $0                 0           $  0               3             $ 557M
 Edward W. O'Connor, CFA              0           $0                 0           $  0               3             $ 557M
 R. James O'Neil, CFA                 0           $0                 0           $  0               3             $ 557M
 Mehul Trivedi, CFA                   0           $0                 0           $  0               3             $ 557M
MATRIX
 David A. Katz, CFA                   0           $0                 1           $11M               4             $   6M
PHOCAS
William F.K. Schaff, CFA              0           $0                 0           $  0               1             $ 4.9M
Stephen L. Block, CFA                 0           $0                 0           $  0               1             $ 4.9M
WELLS CAPITAL MANAGEMENT
 Robert J. Costomiris, CFA            0           $0                 0           $  0               0             $    0
 Gregory T. Genung, CFA               0           $0                 0           $  0               4             $ 148M
 Michael Harris, CFA                  0           $0                 0           $  0               0             $    0
 Brandon M. Nelson, CFA               0           $0                 0           $  0               1             $ 300M
 Thomas C. Ognar, CFA                 0           $0                 0           $  0               1             $ 300M
 Bruce C. Olson, CFA                  0           $0                 0           $  0               1             $ 300M
 Thomas J. Pence, CFA                 0           $0                 0           $  0               0             $    0

------
* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

     MATERIAL CONFLICTS OF INTEREST. The Portfolio Managers face inherent
     ------------------------------
conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

     To minimize the effects of these inherent conflicts of interest, the Sub-Advisers have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and ensures that all clients are treated fairly and equitably. Additionally, some Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Advisers have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the "Advisers Act") to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Manager may maintain.

     C&B. In the case of C&B, the Portfolio Managers manage accounts on a team basis so the Portfolio Managers may be subject to the potential conflicts of interests described above. Accordingly, performance and allocation of securities are closely monitored to ensure equal treatment and C&B has implemented policies and procedures to ensure that clients are treated fairly and that potential conflicts of interest are minimized.

     MATRIX. Matrix focuses solely on a large cap value strategy for all accounts and does not anticipate any conflicts of interest arising between the Fund and the investment strategy of other accounts due to the policies and procedures that are in place. Matrix maintains and follows the "MAA Client Trading Policy and Procedures" outlining the method of sequencing trade orders among clients, including Funds. All orders are aggregated to the extent feasible with the intent to achieve net best execution. The exception to this would be those accounts with directed brokerage. In general no priority is to be given to any brokerage house in terms of the timing of orders. Orders will be placed to maximize the number of clients and the number of shares that can be bought or sold for these clients without materially affecting the market and to minimize stock price movement. MAA makes every effort to maintain a fair order generation and allocation methodology favoring no client or client group and eliminating any perceived conflict of interest. Employee trading is governed by both Matrix's Code of Ethics and Employee Trading Policy and Procedures. Employees are prohibited from buying or selling individual securities on the same day of the firm's purchase or sale of the same security for any client, except in the case an employee has designated Matrix as their investment advisor and is thereby a client of the firm traded with other client accounts according to client trading policies and procedures. As MAA manages separate client accounts, a hedge fund and advises and sub-advises mutual funds and closed end funds, we are cognizant of the issues involved with managing and trading these different accounts. We have safeguards in place to ensure that no account is advantaged or disadvantaged versus the other accounts.

     PHOCAS. In the case of Phocas, the Portfolio Managers who have day-to-day management responsibilities with respect to other accounts may be presented with potential or actual conflicts of interest. The management of other accounts may result in a Portfolio Manager devoting unequal time and attention to the management of the Fund and/or other accounts. Phocas believes that the Portfolio Managers are able to devote sufficient attention to the management of the Fund, and Phocas seeks to manage such competing interests for the time and attention of the Portfolio Managers. With respect to securities transactions for the Fund, Phocas determines which broker to use to execute each transaction consistent with its duty to seek best execution of the transaction. If Phocas believes that the purchase or sale of a security is in the best interest of more than one of its clients, it may aggregate the securities to be purchased or sold to obtain favorable execution and/or lower brokerage commissions. Phocas will allocate securities so purchased or sold in the manner that it considers being equitable and consistent with its fiduciary obligations to its clients. Phocas does not anticipate any material conflicts of interest between management of the Fund and other funds and accounts managed by the firm. Phocas' brokerage and trading policies are designed to ensure that no conflicts arise between transactions involving the Fund and those involving separately managed or other accounts and to mitigate conflicts of interest, if any arise.

     WELLS CAPITAL MANAGEMENT. Wells Capital Management's Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

     COMPENSATION. The Portfolio Managers were compensated by their employing
     ------------
Sub-Adviser from the fees the Adviser pays the Sub-Adviser using the following compensation structures:

     C&B COMPENSATION. The C&B Portfolio Managers are compensated using substantially identical compensation structures for all accounts managed. They each receive a fixed cash salary and an annual bonus from a bonus pool based on the pre-tax performance of individual securities selected by the Portfolio Managers. C&B measures performance of securities against the S&P 500 Index and the Russell 1000 Value Index for the Large Cap Value strategy accounts. Bonus allocations are determined by an annual peer review process conducted by the investment team. Allocations vary depending primarily on the four-year rolling investment results attributed to each individual security. The Portfolio Managers also receive a fixed deferred compensation. Partners of C&B receive a return proportionate to their investment based upon the firm's overall success.

     MATRIX COMPENSATION. The Portfolio Manager is compensated using a fixed cash salary, an annual incentive bonus based on individual performance and overall company performance and profitability, which obviously subsumes individual account performance.

     PHOCAS COMPENSATION. The Portfolio Managers are compensated with a salary and bonus package. Phocas' bonus pool is determined by Phocas' profits, and distributed based on an individual's performance against personal long and short term goals, coinciding with the performance of the Fund and not based on the asset size of the Fund. The Portfolio Managers do not participate in a company-sponsored retirement plan and receive standard benefits commensurate with the other employees of the firm. Portfolio Managers do not receive deferred compensation.


     WELLS CAPITAL MANAGEMENT COMPENSATION. The compensation structure for
     -------------------------------------
Wells Capital Management's portfolio managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pre-tax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1- and 3-year performance results versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account's individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund's portfolio may be compared for these purposes generally are indicated in the "Performance" sections of the Prospectuses.


PORTFOLIO MANAGER           BENCHMARK                       LENGTH OF TIME
--------------------------- ------------------------------  --------------------------------
Robert J. Costomiris, CFA   Lipper Large Cap Peer Group     One calendar year period
                            Lipper Mid Cap Peer Group
                            Lipper Small Cap Peer Group
Gregory T. Genung, CFA      S&P 500 Index                   One calendar year period
                            S&P 600 Index
                            S&P 500 Pure Value Index
Michael Harris, CFA         Russell Midcap Growth Index     One calendar year period
                            Russell 2500 Growth Index
                            Russell 1000 Growth Index
Brandon M. Nelson, CFA      Russell 1000 Growth Index       One and 3 calendar year periods
                            Russell 2000 Growth Index
                            Russell 3000 Growth Index
                            Russell Mid-Cap Growth
                            Lipper Large-Cap Growth
                            Lipper Multi-Cap Growth
Thomas C. Ognar, CFA        Russell 1000 Growth Index       One and 3 calendar year periods
                            Russell 2000 Growth Index
                            Russell 3000 Growth Index
                            Russell Mid-Cap Growth
                            Lipper Large-Cap Growth
                            Lipper Multi-Cap Growth
                            Russell 2500 Growth Index
                            Lipper Small-Cap Growth Index
Bruce C. Olson, CFA         Russell 1000 Growth Index       One and 3 calendar year periods
                            Russell 2000 Growth Index
                            Russell 3000 Growth Index
                            Russell Mid-Cap Growth
                            Lipper Large-Cap Growth
                            Lipper Multi-Cap Growth
                            Russell 2500 Growth Index
                            Lipper Small-Cap Growth Index
Thomas J. Pence, CFA        Russell 1000 Growth Index       One calendar year period

     Bonuses are also based on an evaluation of contribution to client retention, asset growth and business relationships. Incentive bonuses for research analysts are also evaluated based on the performance of the sectors that they cover in the portfolio and their security recommendations. Investment team compensation structure is directly linked to the value added to clients' portfolios as measured by the above-mentioned performance metrics. Long-tenured investment professionals with proven success may also participate in a revenue sharing program that is tied to the success of their respective investment portfolios.


     BENEFICIAL OWNERSHIP IN THE FUNDS. The following table shows for each
     ---------------------------------
Portfolio Manager the dollar value of Fund equity securities beneficially owned by the Portfolio Manager, stated as one of the following ranges:

     $0;
     $1 - $10,000;
     $10,001 - $50,000;
     $50,001 - $100,000;
     $100,001 - $500,000;
     $500,001 - $1,000,000; and
     over $1,000,000.

PORTFOLIO MANAGER                  FUND                       BENEFICIAL OWNERSHIP
 C&B
  Kermit S. Eck, CFA               Value                      $0
  Daren C. Heitman, CFA            Value                      $0
  Michael M. Meyer, CFA            Value                      $100,001 - $500,000
  James R. Norris                  Value                      $10,001 - $50,000
  Edward W. O'Connor, CFA          Value                      $0
  R. James O'Neil, CFA             Value                      $0
  Mehul Trivedi, CFA               Value                      $10,001 - $50,000
 MATRIX
  David A. Katz, CFA               Growth and Income          $100,001 - $500,000
                                   Large Company Core         $0
 PHOCAS
 William F.K. Schaff, CFA          Large Company Value        $0
 Stephen L. Block, CFA             Large Company Value        $0
 WELLS CAPITAL MANAGEMENT
  Robert J. Costomiris, CFA        U.S. Value                 $1 - $10,000
  Gregory T. Genung, CFA           Equity Index               $10,001 - $50,000
  Michael Harris, CFA              Capital Growth             $100,001 - $500,000
                                   Endeavor Large Cap         $0
                                   Endeavor Select            $100,001 - $500,000
  Brandon M. Nelson, CFA           Growth                     $500,001 - $1,000,000
                                   Large Cap Growth           $100,001 - $500,000
  Thomas C. Ognar, CFA             Growth                     $500,001 - $1,000,000
                                   Large Cap Growth           $100,001 - $500,000
  Bruce C. Olson, CFA              Growth                     $100,001 - $500,000
                                   Large Cap Growth           $100,001 - $500,000
  Thomas J. Pence, CFA             Capital Growth             $0
                                   Endeavor Large Cap         $50,001 - $100,000
                                   Endeavor Select            $50,001 - $100,000

Administrator
-------------

     The Trust has retained Funds Management (the "Administrator"), the investment adviser for the Funds, located at 525 Market Street, 12th Floor, San Francisco, CA 94105, as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds' operations, including communication, coordination, and supervision services with regard to the Funds' transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds' investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds' transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services.

     In addition, Funds Management has agreed to pay all of the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund's average daily net assets:

                                                                     CLASS-LEVEL
                                FUND-LEVEL ADMIN. FEE/1/              ADMIN.FEE                 TOTAL ADMIN. FEE
                                                     (% OF              (% OF                                    (% OF
                             AVERAGE DAILY       AVERAGE DAILY      AVERAGE DAILY        AVERAGE DAILY       AVERAGE DAILY
SHARE CLASS                   NET ASSETS          NET ASSETS)        NET ASSETS)          NET ASSETS          NET ASSETS)
 Class A, Class B,        First $5 billion            0.05%              0.28%        First $5 billion            0.33%
 Class C and               Next $5 billion            0.04%                            Next $5 billion            0.32%
 Advisor Class/2/         Over $10 billion            0.03%                           Over $10 billion            0.31%
 Administrator            First $5 billion            0.05%              0.10%        First $5 billion            0.15%
 Class/3/                  Next $5 billion            0.04%                            Next $5 billion            0.14%
                          Over $10 billion            0.03%                           Over $10 billion            0.13%
 Institutional Class      First $5 billion            0.05%              0.08%        First $5 billion            0.13%
                           Next $5 billion            0.04%                            Next $5 billion            0.12%
                          Over $10 billion            0.03%                           Over $10 billion            0.11%
 Investor Class/4/        First $5 billion            0.05%              0.40%        First $5 billion            0.45%
                           Next $5 billion            0.04%                            Next $5 billion            0.44%
                          Over $10 billion            0.03%                           Over $10 billion            0.43%
 Class Z/4/               First $5 billion            0.05%              0.40%        First $5 billion            0.45%
                           Next $5 billion            0.04%                            Next $5 billion            0.44%
                          Over $10 billion            0.03%                           Over $10 billion            0.43%

/1/   Effective August 2, 2004. Prior to August 2, 2004, Funds Management was
       entitled to be paid a fund level administration fee of 0.05% of average daily net assets.
/2/   From April 11, 2005 through November 30, 2007, the class-level administration fee was reduced by 0.05% for Class A, Class B and Class C of the U.S. Value Fund and by 0.05% for the Advisor Class of the Growth and Income Fund. Effective December 1, 2007, these fee reductions were removed and the administration fees for these classes of the U.S. Value Fund and Growth and Income Fund are as shown in the table.
/3/   Prior to April 11, 2005, the class-level administration fee for the Value
       Fund was 0.20%.
/4/   Effective December 1, 2007, the class-level administration fee for the
       Investor Class and Class Z was reduced by 0.05%, as shown in the table. From August 2, 2004 through November 30, 2007, the class-level administration fee for the Investor Class and Class Z was 0.45%, resulting in a total administration fee schedule based on the average daily net assets of each Fund as follows: 0.50% for the first $5 billion in assets, 0.49% for the next $5 billion in assets and 0.48% for assets over $10 billion. From April 11, 2005 through November 30, 2007, the class-level administration fee was reduced by 0.08% for the Investor Class of the Large Company Value Fund, by 0.05% for the Investor Class of the Growth and Income Fund, by 0.05% for the Investor Class of the Large Cap Growth Fund and by 0.05% for Class Z of the U.S. Value Fund. Effective December 1, 2007, these fee reductions were removed and the administration fees for these classes of the Large Company Value Fund, Growth and Income Fund, Large Cap Growth Fund and U.S. Value Fund are as shown in the table.

     Administrative Fees Paid. For the fiscal periods shown in the tables
     ------------------------
below, the Equity Index Fund and the Value paid the following administrative fees:

                                              YEAR ENDED
                                                7/31/07
                             ADMINISTRATIVE                 FEES PAID AFTER
FUND                          FEES INCURRED   FEES WAIVED       WAIVERS
Equity Index (Fund Level)       $188,724        $188,724       $      0
 Class A                        $976,363        $ 28,743       $947,620
 Class B                        $ 80,490        $  2,370       $ 78,120


                             YEAR ENDED   PERIOD ENDED   YEAR ENDED
                               7/31/06       7/31/05      9/30/04
FUND                         FUNDS MGMT    FUNDS MGMT    FUNDS MGMT
Equity Index (Fund Level)     $ 10,313      $165,416     $200,680
 Class A                      $971,865      $758,191     $960,303
 Class B                      $ 97,353      $101,365     $163,505


                                     YEAR ENDED 7/31/07
                                         FUNDS MGMT
                        ADMINISTRATIVE                 FEES PAID AFTER
FUND                     FEES INCURRED   FEES WAIVED       WAIVERS
Value (Fund Level)         $ 16,382           $0          $ 16,382
 Class A                   $ 10,876           $0          $ 10,876
 Class B                   $  3,230           $0          $  3,230
 Class C                   $  1,442           $0          $  1,442
 Investor Class*           $109,960           $0          $109,960
 Administrator Class       $  2,775           $0          $  2,775


                              YEAR ENDED                                  7/26/04-
                                7/31/06         11/1/04 - 7/31/05         10/31/04
FUND                          FUNDS MGMT            FUNDS MGMT           FUNDS MGMT
 Value (Fund Level)             $     0              $10,968              $ 2,725
  Class A                       $ 8,055              $ 6,429              $   359
  Class B                       $ 1,937              $ 2,124              $   118
  Class C                       $   991              $   961              $    28
  Investor Class*               $48,391              $49,033              $13,894
  Administrator Class           $     0              $ 1,596              $   621

*   Formerly named Class D.

     Former Strong Funds. As discussed in the "Historical Fund Information"
     --------------------
section, the Capital Growth, Endeavor Large Cap, Endeavor Select, Growth, Growth and Income, Large Cap Growth, Large Company Core, Large Company Value and U.S. Value Funds were created as part of the reorganization of certain portfolios of Strong into certain funds of the Trust. Prior to the reorganization, Strong Investor Services, Inc. ("SIS") served as the administrator to the predecessor portfolios of these Funds and was entitled to receive a fee from the predecessor portfolio at the annual rate shown below of the predecessor portfolio's average daily net assets attributable to the predecessor classes of shares shown below:

CLASS                                                           FEE
       Class A, Class B, Class C and Class Z Shares             0.30%
       Administrator Class (formerly Class K) Shares            0.25%
       Advisor Class                                            0.30%
       Institutional Class Shares                               0.02%
       Investor Class Shares                                    0.30%

     The table below shows the administrative fees paid by either the following Funds or their predecessor portfolios to the respective administrator shown below. The table does not contain information on the Class A and Class C shares of the Capital Growth Fund because these classes of shares did not commence operations until July 31, 2007.

                                                     YEAR ENDED 7/31/07
                                                         FUNDS MGMT
                             ADMINISTRATIVE FEES
FUND                              INCURRED             FEES WAIVED        FEES PAID AFTER WAIVERS
Capital Growth
 Fund Level                      $  468,055                 $0                  $  468,055
 Administrator Class             $  455,801                 $0                  $  455,801
 Investor Class                  $1,322,991                 $0                  $1,322,991
 Institutional Class             $  149,049                 $0                  $  149,049
Endeavor Large Cap
 Fund Level                      $   22,832                 $0                  $   22,832
 Class A                         $  114,725                 $0                  $  114,725
 Class B                         $    8,502                 $0                  $    8,502
 Class C                         $    4,629                 $0                  $    4,629
Endeavor Select
 Fund Level                      $  542,150                 $0                  $  542,150
 Class A                         $  437,582                 $0                  $  437,582
 Class B                         $   32,178                 $0                  $   32,178
 Class C                         $   23,259                 $0                  $   23,259
 Administrator Class             $   88,442                 $0                  $   88,442
 Institutional Class             $  655,824                 $0                  $  655,824
Growth
 Fund Level                      $  694,359                 $0                  $  694,359
 Investor Class                  $4,617,112                 $0                  $4,617,112
 Advisor Class                   $   57,409                 $0                  $   57,409
 Institutional Class             $  178,064                 $0                  $  178,064
 Class C                         $      645                 $0                  $      645
 Administrator Class             $  119,379                 $0                  $  119,379
Growth and Income
 Fund Level                      $  142,003                 $0                  $  142,003
 Investor Class                  $  982,521                 $0                  $  982,521
 Advisor Class                   $    7,501                 $0                  $    7,501
 Institutional Class             $   26,166                 $0                  $   26,166
 Administrator Class             $    2,407                 $0                  $    2,407
Large Cap Growth
 Fund Level                      $  201,149                 $0                  $  201,149
 Investor Class                  $1,609,190                 $0                  $1,609,190
Large Company Core
 Fund Level                      $   30,816                 $0                  $   30,816
 Class A                         $   42,173                 $0                  $   42,173
 Class B                         $   12,584                 $0                  $   12,584
 Class C                         $    7,944                 $0                  $    7,944
 Administrator Class             $    5,698                 $0                  $    5,698
 Class Z                         $  150,938                 $0                  $  150,938
Large Company Value
 Fund Level                      $  104,645                 $0                  $  104,645
 Administrator Class             $    6,614                 $0                  $    6,614
 Investor Class                  $  749,903                 $0                  $  749,903

                                                     YEAR ENDED 7/31/07
                                                         FUNDS MGMT
                             ADMINISTRATIVE FEES
FUND                              INCURRED             FEES WAIVED        FEES PAID AFTER WAIVERS
U.S. Value
 Fund Level                       $120,411                  $0                   $120,411
 Class A                          $  6,926                  $0                   $  6,926
 Class B                          $ 10,368                  $0                   $ 10,368
 Class C                          $  4,717                  $0                   $  4,717
 Administrator Class              $188,513                  $0                   $188,513
 Class Z                          $170,950                  $0                   $170,950


                             YEAR ENDED          4/9/05 -         1/1/05 -                  YEAR ENDED
                               7/31/06           7/31/05           4/8/05                    12/31/04
                                FEES               FEES
                               PAID TO           PAID TO            FEES              FEES               FEES
                                FUNDS             FUNDS            PAID TO           PAID TO           WAIVED BY
FUND                            MGMT               MGMT              SIS               SIS                SIS
Capital Growth
 Fund Level                  $  282,978        $   10,473         $  8,436           N/A                 N/A
 Administrator Class         $  244,467        $    5,819         $  4,687         $        0          $  7,360
 Investor Class              $1,075,889        $  140,113         $112,858         $  208,010          $ 15,934
 Institutional Class         $   65,922        $    1,076         $    866           N/A                 N/A
Endeavor Large Cap
 Fund Level                  $   21,950        $    2,370         $  1,909           N/A                 N/A
 Class A                     $  113,261        $   30,332         $ 24,432         $  115,573          $      0
 Class B                     $    7,157        $      693         $    558         $    2,466          $      0
 Class C                     $    2,499        $      261         $    210         $    1,288          $      0
Endeavor Select
 Fund Level                  $  238,200        $    5,989         $  4,824           N/A                 N/A
 Class A                     $  320,743        $   73,795         $ 59,440         $  231,919          $      0
 Class B                     $   25,424        $    1,887         $  1,520         $    2,809          $      0
 Class C                     $   13,651        $      897         $    722         $    2,506          $      0
 Administrator Class         $   80,215        $   29,933         $ 24,110           N/A                 N/A
 Institutional Class         $  214,142        $    5,235         $  4,217           N/A                 N/A
Growth
 Fund Level                  $  714,925        $   77,390         $ 62,336           N/A                 N/A
 Investor Class              $5,136,450        $1,143,553         $921,108         $3,626,197          $      0
 Advisor Class               $   33,542        $    5,114         $  4,119         $   22,461          $      0
 Institutional Class         $  158,995        $   35,052         $ 28,234         $   57,419          $      0
 Class C                     $      504        $      137         $    110         $    1,229          $      0
 Administrator Class         $   77,512        $   29,920         $ 24,100         $        0          $148,903
Growth and Income
 Fund Level                  $  179,222        $   23,354         $ 18,811           N/A                 N/A
 Investor Class              $1,068,634        $  439,503         $354,010         $1,562,947          $      0
 Advisor Class               $    8,838        $    3,706         $  2,985         $   19,997          $      0
 Institutional Class         $   23,922        $    2,852         $  2,297         $   12,340          $      0
 Administrator Class         $   57,540        $    8,594         $  6,923         $   37,782          $ 30,023
Large Cap Growth
 Fund Level                  $  222,364        $  192,551         $155,096           N/A                 N/A
 Investor Class              $1,779,979        $  275,485         $221,898         $1,664,015          $      0

                              YEAR ENDED         4/9/05 -            1/1/05 -                   YEAR ENDED
                               7/31/06            7/31/05             4/8/05                     12/31/04
                                 FEES              FEES
                               PAID TO            PAID TO              FEES               FEES               FEES
                                FUNDS              FUNDS             PAID TO             PAID TO           WAIVED BY
FUND                             MGMT              MGMT                SIS                 SIS                SIS
Large Company Core
 Fund Level                   $ 47,071           $161,434            $130,032            N/A                 N/A
 Class A                      $ 70,145           $ 34,751            $ 27,991           $182,630            $     0
 Class B                      $ 17,076           $  6,330            $  5,098           $ 25,472            $     0
 Class C                      $ 10,883           $  4,658            $  3,752           $ 21,976            $     0
 Administrator Class          $ 19,587           $ 23,236            $ 18,716           $      0            $72,873
 Class Z                      $177,830            N/A                 N/A                N/A                 N/A
Large Company Value
 Fund Level                   $107,247           $ 11,420            $  9,199            N/A                 N/A
 Administrator Class          $  8,155           $  2,288            $  1,843           $      0            $10,809
 Investor Class               $763,457           $149,555            $120,463           $366,867            $     0
U.S. Value
 Fund Level                   $148,661           $ 18,569            $ 14,957            N/A                 N/A
 Class A                      $  8,792           $  3,573            $  2,878           $ 13,364            $     0
 Class B                      $ 12,216           $  4,397            $  3,542           $ 17,261            $     0
 Class C                      $  5,879           $  2,543            $  2,049           $ 12,969            $     0
 Administrator Class          $228,668           $ 47,241            $ 38,052           $143,614            $62,409
 Class Z                      $227,854           $244,771            $197,158           $697,798            $     0

Distributor
-----------

     Wells Fargo Funds Distributor, LLC (the "Distributor" or "WFFD"), located at 525 Market Street, San Francisco, California 94105, serves as the distributor to the Funds.

     The Funds that offer Class B and Class C shares have adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for their Class B and Class C shares. The Plan was adopted by the Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").


     Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Funds pay the Distributor, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses. Class B shares are closed to new investors and additional investments (except in connection with reinvestment of any distributions and permitted exchanges). The Distributor may use the fees payable under the Plan to make payments to selling or servicing agents for past sales and distribution efforts, as well as for the provision of ongoing services to shareholders.


     The actual fee payable to the Distributor by the Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the Financial Industry Regulatory Authority ("FINRA") under the Conduct Rules of the FINRA. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (I.E., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     For the fiscal year ended July 31, 2007, the Funds paid the Distributor the following fees for distribution-related services. The table does not contain information on the Class C shares of the Capital Growth Fund because that class of shares did not commence operations until July 31, 2007.

                                DISTRIBUTION FEES

                                                         PRINTING,      COMPENSATION      COMPENSATION
                                                         MAILING &           TO                TO
FUND/CLASS                TOTAL        ADVERTISING      PROSPECTUS      UNDERWRITERS      BROKER/DLRS        OTHER*
 EQUITY INDEX
  Class B               $215,599            $0              $0             $     0          $     0        $215,599
 ENDEAVOR LARGE CAP
  Class B               $ 22,774            $0              $0             $     0          $     0        $ 22,774
  Class C               $ 12,400            $0              $0             $ 9,902          $ 2,498        $      0
 ENDEAVOR SELECT
  Class B               $ 86,191            $0              $0             $     0          $     0        $ 86,191
  Class C               $ 62,300            $0              $0             $49,604          $12,696        $      0
 GROWTH
  Class C               $  1,726            $0              $0             $ 1,404          $   322        $      0
 LARGE COMPANY CORE
  Class B               $ 33,708            $0              $0             $     0          $     0        $ 33,708
  Class C               $ 21,278            $0              $0             $16,866          $ 4,412        $      0
 U.S. VALUE
  Class B               $ 33,807            $0              $0             $     0          $     0        $ 33,807
  Class C               $ 15,382            $0              $0             $ 9,057          $ 6,325        $      0
 VALUE
  Class B               $  8,650            $0              $0             $     0          $     0        $  8,650
  Class C               $  3,864            $0              $0             $ 1,806          $ 2,058        $      0

------
* The Distributor has entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the Distributor may assign certain amounts that it is entitled to receive pursuant to the Plan to the third party lender, as reimbursement and consideration for these payments. Under the arrangement, compensation to broker/
     dealers is made by the unaffiliated third party lender from the amounts assigned.

     General. The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

     The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such Non-Interested Trustees.

     Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds' shares pursuant to selling agreements with the Distributor authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (I.E., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

Shareholder Servicing Agent
---------------------------

     The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund of up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class Z, Administrator Class, Advisor Class, and Investor Class shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the FINRA.

     General. The Shareholder Servicing Plan will continue in effect from year
     -------
to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

     The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

Custodian
---------

     Wells Fargo Bank, N.A. (the "Custodian") located at Norwest Center, 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.02% of the average daily net assets of each Fund.

Fund Accountant
---------------

     PFPC, Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant and in such capacity maintains the financial books and records for the Funds. For these services, PFPC is entitled to receive from each Fund an annual asset-based Fund Complex fee as shown in the chart below:

AVERAGE FUND COMPLEX DAILY NET ASSETS                 ANNUAL ASSET-BASED
(EXCLUDING THE MASTER TRUST PORTFOLIO ASSETS)                FEES
       First $85B                                           0.0051%
       Over $85B                                            0.0025%

     In addition, PFPC is entitled to receive an annual base fee of $20,000 per Fund. PFPC is also entitled to receive a monthly multiple manager fee beyond the first manager as follows: $2,000 for the second manager in each Fund, $1,500 for the third manager in each Fund and $500 for each manager beyond the third manager in each Fund. Finally, PFPC is entitled to receive certain out-of-pocket costs. Each Fund's share of the annual asset-based Fund Complex fee is based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex, excluding the Master Trust portfolios.

Transfer and Distribution Disbursing Agent
------------------------------------------

     Boston Financial Data Services, Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and distribution disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions
------------------------

     The Distributor serves as the principal underwriter distributing securities of the Funds on a continuous basis.

     For the fiscal periods listed below, the aggregate dollar amount of underwriting commissions paid to and retained by the Distributor on behalf of all Funds was as follows:

    YEAR ENDED 7/31/07              YEAR ENDED 7/31/06            4/11/05 - 7/31/05
    PAID          RETAINED          PAID         RETAINED         PAID        RETAINED
 $  76,008           $0          $106,177         $1,986        $7,761        $7,761

     Prior to April 11, 2005, Stephens served as the principal underwriter distributing securities of the Equity Index Fund and Value Fund on a continuous basis. For the past three fiscal periods listed below, the aggregate dollar amount of underwriting commissions paid to Stephens Inc. ("Stephens") by the Equity Index Fund (and other WELLS FARGO ADVANTAGE FUNDS) and the amounts retained by Stephens was as follows:

     10/1/04 - 4/10/05                  YEAR ENDED 9/30/04
    PAID           RETAINED            PAID            RETAINED
 $  50,411          $7,532         $2,015,276         $340,635

     For the periods listed below, the aggregate dollar amount of underwriting commissions paid to Stephens by the Value Fund and the other C&B Funds and the amounts retained by Stephens were as follows:

        11/1/04 - 4/10/05                    7/26/04 - 10/31/04
 TOTAL PAID       TOTAL RETAINED       TOTAL PAID       TOTAL RETAINED
 $  80,123            $13,405            $84,463           $43,443

     Prior to April 11, 2005, SII served as the principal underwriter for the predecessor portfolios of the Capital Growth Fund, Endeavor Large Cap Fund, Endeavor Select Fund, Growth Fund, Growth and Income Fund, Large Cap Growth Fund, Large Company Core Fund, Large Company Value Fund and U.S. Value Fund. For the period January 1, 2005, through April 10, 2005, the aggregate dollar amount of underwriting commissions paid to and retained by SII were as follows:

     1/1/05 - 4/10/05
    PAID          RETAINED
 $  8,158         $8,158

Code of Ethics
--------------

     The Fund Complex, the Adviser, the Distributor and the Sub-Advisers each has adopted a code of ethics which contains policies on personal securities transactions by "access persons" as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the WELLS FARGO ADVANTAGE FUNDS family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, the Adviser, the Distributor and the Sub-Advisers are on public file with, and are available from, the SEC.

                        DETERMINATION OF NET ASSET VALUE

     The NAV per share for each Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Fund's shares.

     Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

     Money market instruments and debt instruments maturing in 60 days or less generally are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds may be purchased on any day a Fund is open for business. Generally, each Fund is open for business each day the New York Stock Exchange is open for trading (a "Business Day"). The New York Stock Exchange is currently closed in observance of New Year's Day, Martin Luther King Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Purchase orders for a Fund received before such Fund's NAV calculation time, generally are processed at such time on that Business Day. Purchase orders received after a Fund's NAV calculation time generally are processed at such Fund's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

     Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Each Fund reserves the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Fund may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. In addition, the Fund may redeem shares involuntarily to reimburse a Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.

                 THE DEALER REALLOWANCE FOR PURCHASES OF CLASS A SHARES IS AS
FOLLOWS:

                                FRONT-END SALES        FRONT-END SALES            DEALER
                                  CHARGE AS %            CHARGE AS %           REALLOWANCE
                                   OF PUBLIC            OF NET AMOUNT         AS % OF PUBLIC
AMOUNT OF PURCHASE               OFFERING PRICE            INVESTED           OFFERING PRICE
 Less than $50,000                    5.75%                  6.10%                 5.00%
 $50,000 to $99,999                   4.75%                  4.99%                 4.00%
 $100,000 to $249,999                 3.75%                  3.90%                 3.00%
 $250,000 to $499,999                 2.75%                  2.83%                 2.25%
 $500,000 to $999,999                 2.00%                  2.04%                 1.75%
 $1,000,000 and over/1/               0.00%                  0.00%                 1.00%

------

/1/   We will assess Class A purchases of $1,000,000 or more a contingent deferred sales charge ("CDSC") if they are redeemed within eighteen months from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.


     Purchases and Redemptions for Existing WELLS FARGO ADVANTAGE FUNDS Account
     --------------------------------------------------------------------------
Holders Via the Internet. All shareholders with an existing WELLS FARGO
------------------------
ADVANTAGE FUNDS account may purchase additional shares of funds or classes of funds within the Wells Fargo Advantage family of funds that they already own and redeem existing shares via the Internet. For purchases, such account holders must have a bank account linked to their WELLS FARGO ADVANTAGE FUNDS account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder's address of record. Internet account access is available for institutional clients. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com/ advantagefunds for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

     Extraordinary Circumstances Affecting Redemptions. Under the extraordinary
     --------------------------------------------------
circumstances discussed under Section 22(e) under the Investment Company Act of 1940, as amended, we may suspend the right of redemption or postpone the date of payment of a redemption for longer than seven days for each of the Funds. Generally, those extraordinary circumstances are when: (i) the New York Stock Exchange is closed or trading thereon is restricted; (ii) an emergency exists which makes the disposal by a Fund of securities it owns, or the fair determination of the value of the Fund's net assets not reasonable or practical; or (iii) the SEC, by order, permits the suspension of the right of redemption for the protection of shareholders.

     Purchases and Redemptions Through Brokers and/or Their Affiliates. A
     -----------------------------------------------------------------
broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order, and such orders will be priced at the Fund's NAV next calculated after they are received by the authorized broker or the broker's designee.

     Waiver of Minimum Initial Investment Amount for Investor Class Shares for
     -------------------------------------------------------------------------
Eligible Investors. An eligible investor (as defined below) may purchase
------------------
Investor Class shares of the WELLS FARGO ADVANTAGE FUNDS without meeting the minimum initial investment amount if the eligible investor participates in a $50 monthly automatic investment purchase plan. Eligible investors include:

  o Current and retired employees, directors/trustees and officers of: (i) WELLS FARGO ADVANTAGE FUNDS (including any predecessor funds) and (ii) Wells Fargo & Company and its affiliates; and

  o Family members, as defined in the prospectus, of any of the above.

     Reduced Sales Charges for Former Norwest Advantage Fund Class B
     ---------------------------------------------------------------
Shareholders. No CDSC is imposed on redemptions of Class B shares of a former
------------
Norwest Advantage Fund purchased prior to October 1, 1999, to effect a distribution (other than a lump sum distribution) from an Individual Retirement Account (IRA), Keogh plan or Section 403(b) custodial account or from a qualified retirement plan.

     Reduced Sales Charges for Former C&B Portfolio Shareholders. Shareholders
     -----------------------------------------------------------
who purchased shares of the C&B Portfolios directly from the C&B Portfolios, and who became Wells Fargo Advantage Fund shareholders in the reorganization between the Advisors' Inner Circle Fund and the Trust effective July 26, 2004 will be permitted to purchase Class A shares of any Wells Fargo Advantage Fund and any unnamed shares of WealthBuilder Portfolios at NAV. Please see your account representative for details.

     Reduced Sales Charges for Former Montgomery Fund Shareholders. Former
     -------------------------------------------------------------
Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Advantage Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Advantage Fund, and any unnamed shares of

WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Advantage Fund at NAV.

     Reduced Sales Charges for Affiliated Funds. Any affiliated fund that
     ------------------------------------------
invests in a Wells Fargo Advantage Fund may purchase Class A shares of such fund at NAV.

     Reduced Sales Charges for Certain Holders of Class C Shares. No CDSC is
     -----------------------------------------------------------
imposed on redemptions of Class C shares where a fund did not pay a sales commission at the time of purchase.

     Additional Investors Eligible to Purchase Class Z Shares of the Large
     ---------------------------------------------------------------------
Company Core and U.S. Value Funds ("Class Z shares"):
-----------------------------------------------------

     Class Z shares are available for purchase under limited circumstances, as described in each Fund's Prospectus. In addition to the limitations described in each Fund's Prospectus, you may also continue to purchase Class Z shares if:

  o You are an existing shareholder of Class Z shares of a Fund (either directly or through a financial intermediary) and you wish to:

     o open a new account that is registered in your name or has the same primary taxpayer identification or social security number (this includes accounts where you serve as custodian, such as UGMA/UTMA accounts). PLEASE NOTE: Selling agents who transact through an omnibus account are not permitted to purchase Class Z shares of a Fund on behalf of clients that do not currently own Class Z shares of the Fund or do not otherwise meet the requirements of a qualified investor.

  o You are the beneficiary of Class Z shares of a Fund (I.E., through an IRA or transfer on death account) or are the recipient of Class Z shares through a transfer and wish to utilize the proceeds of such account to open up a new account in your name in Class Z shares of the Fund.

  o You are a participant in a qualified defined contribution plan, 403(b) plan or 457 plan that invests in Class Z shares of a Fund and wish to roll over proceeds from such a plan to open a new account in Class Z shares of the Fund.

  o You are an existing separately managed account client of one of the Funds' sub-advisers whose current account is managed in a similar style as that of a Fund that offers Class Z shares.

     If you believe you are eligible to purchase Class Z shares of a Fund, Funds Management may require you to provide appropriate proof of eligibility. Funds Management reserves the right to reject any purchase order into Class Z shares of a Fund if it believes that acceptance of such order would interfere with its ability to effectively manage the Fund.

     Investors Eligible to Purchase Closed Funds. The Value Fund, Classes A and
     --------------------------------------------
C, (the "Closed Fund") are closed to new investors. You may continue to purchase shares of the Closed Fund if:

  o You are an existing shareholder of the Closed Fund (either directly or through a financial intermediary) and you wish to:

     o add to your existing account through the purchase of additional shares of the Closed Fund, including the reinvestment of dividends and cash distributions from shares owned in the Closed Fund; or

     o open a new account that is registered in your name or has the same primary taxpayer identification or social security number (this includes accounts where you serve as custodian, such as UGMA/UTMA accounts). Please note: Selling agents who transact in the Closed Fund through an omnibus account are not permitted to purchase shares of the Closed Fund on behalf of clients that do not currently own shares of the Closed Fund.

  o You are the beneficiary of shares of the Closed Fund (I.E., through an IRA or transfer on death account) or are the recipient of shares of the Closed Fund through a transfer and wish to utilize the proceeds of such account to open up a new account in your name in the Closed Fund.

  o You are a participant in a qualified defined contribution plan, 403(b) plan or 457 plan that invests in the Closed Fund. Each such plan may open up new participant accounts within the Plan. In addition, rollovers from a plan can be used to open new accounts in the Closed Fund.

  o You sponsor a retirement plan that currently offers the Closed Fund as an investment option. The sponsor may offer the Closed Fund as an investment option in other retirement plans offered by the same company, its subsidiaries and affiliates.

  o You are an existing separately managed account client of one of the Funds' sub-advisers whose current account is managed in a similar style as that of the Closed Fund.

     Additional investments will not be accepted in the Closed Fund unless the investment falls within one of the above referenced categories. If you believe you are eligible to purchase shares of a Closed Fund, Funds Management may require you to provide appropriate proof of eligibility. Funds Management reserves the right to reject any purchase order into the Closed Fund if it believes that acceptance of such order would interfere with its ability to effectively manage the Closed Fund.

     Compensation to Dealers and Shareholder Servicing Agents. Set forth below
     ---------------------------------------------------------
is a list of the member firms of FINRA to which the Adviser, the Funds' distributor or their affiliates made payments out of their revenues in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders in the year ending December 31, 2007 ("Additional Payments"). (Such payments are in addition to any amounts paid to such FINRA firms in the form of dealer reallowances or fees for shareholder servicing or distribution. The payments are discussed in further detail in the Prospectus under the title "Compensation to Dealers and Shareholder Servicing Agents"). Any additions, modifications, or deletions to the member firms identified in this list that have occurred since December 31, 2007, are not reflected:

     FINRA MEMBER FIRMS
     ------------------

  o 401(k) Investment Services, Inc.

  o ADP Broker-Dealer, Inc.

  o A.G. Edwards & Sons, Inc.

  o American Skandia Marketing, Inc.


  o Ameriprise Financial Services, Inc.

  o Bear, Stearns Securities Corp.

  o Charles Schwab & Co., Inc.

  o Citigroup Global Markets, Inc.

  o CitiStreet Advisors LLC

  o Fidelity Investments Institutional Services Company, Inc.

  o Financial Network Investment Corp.

  o GWFS Equities, Inc.


  o GunnAllen Financial, Inc.

  o Hewitt Financial Services, LLC

  o ING Financial Partners, Inc.

  o Linsco/Private Ledger Corporation

  o Mellon Financial Markets, LLC

  o Merrill Lynch, Pierce, Fenner & Smith Incorporated

  o Morgan Stanley DW, Inc.

  o MSCS Financial Services, LLC

  o Multi-Financial Securities Corporation

  o Nationwide Investment Services Corp.

  o Pershing LLC

  o Prudential Investment Management Services, Inc.

  o Prudential Retirement Brokerage Services, Inc.

  o Ross, Sinclaire & Associates, LLC

  o Security Distributors, Inc.

  o Raymond James & Associates, Inc.

  o RBC Dain Rauscher, Inc.

  o UBS Financial Services Inc.


  o Valic Financial Advisors, Inc.

  o Wachovia Securities, LLC


  o Wells Fargo Investments, LLC

     In addition to member firms of FINRA, Additional Payments are also made to other selling and shareholder servicing agents, and to affiliates of selling and shareholder servicing agents that sell shares of or provide services to the Funds and their shareholders, such as banks, insurance companies and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list.

     Also not included on the list above are other subsidiaries of Wells Fargo & Company who may receive revenue from the Adviser, the Funds' distributor or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.


                             PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust's Board and the supervision of the Adviser, the Sub-Advisers are responsible for the Funds' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Advisers to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While the Sub-Advisers generally seek reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, affiliated broker-dealers. However, the Funds and Funds Management have adopted a policy pursuant to Rule 12b-1(h) under the 1940 Act that prohibits the Funds from directing portfolio brokerage to brokers who sell Fund shares as compensation for such selling efforts. In the over-the-counter market, securities are generally traded on a "net" basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     In placing orders for portfolio securities of a Fund, a Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that a Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the trade execution procedures of a Sub-Adviser to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

     A Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, a Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. A Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include:
(1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

     Portfolio Turnover. The portfolio turnover rate is not a limiting factor
     ------------------
when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to a Fund's shareholders.

     The table below shows the Funds' portfolio turnover rates represented by the activity from a Fund's investment(s) in one or more portfolio(s) of the Master Trust for the two most recent fiscal years:


                              JULY 31,         JULY 31,
FUND                            2007             2006
Capital Growth                  114%              89%
Endeavor Large Cap              109%             111%
Endeavor Select                  91%              84%
Equity Index                      4%               6%
Growth                          117%             123%
Growth and Income                56%/2/           16%
Large Cap Growth                113%              98%
Large Company Core               33%/2/           16%
Large Company Value              18%               8%
U.S. Value                       17%/1/           43%
Value                            24%              33%

1
  The sub-advisor made purchases in the industrials, energy, and telecommunication groups, and as a result reduced the Fund's holdings in the consumer staples group. These sector moves increased the portfolio turnover rate relative to the preceding fiscal year.
/2/   Portfolio turnover increased in part because several holdings in the
       Funds were acquired for cash such as Bank of New York, Dollar General, First Data Corp., American Power Conversion and Symbol Technologies. Additionally, several holdings reached the sub-adviser's target sale price and were sold and proceeds were invested in other opportunities.

     Brokerage Commissions. For the three most recent fiscal years, the Funds
     ---------------------
listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

                     YEAR ENDED       YEAR ENDED             PERIOD             YEAR ENDED
FUND                   7/31/07          7/31/06        10/1/04 - 7/31/05*        9/30/04*
 Equity Index          $23,035          $17,453              $18,127              $9,003

* While market movement may account for some of the difference in total commissions in these periods due to margin requirements on futures and shareholder fund outflows, there are two components that would account for the remainder: an increase in assets and an increase in turnover.

     For the same fiscal periods listed above, the Equity Index Fund did not pay any brokerage commissions to affiliated brokers.

                               TOTAL COMMISSIONS

               YEAR ENDED        YEAR ENDED        PERIOD ENDED        YEAR ENDED
FUND             7/31/07           7/31/06            7/31/05           10/31/04
 Value         $  12,642*          $23,366            $35,679           $16,668

------
* The Value Fund's commissions declined approximately 54% from the previous period. This decline resulted from an increase in execution trading and a decline in soft dollar transactions.

     Former Strong Funds. For the fiscal periods listed below, the Funds or the
     --------------------
predecessor portfolios of the Funds listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

                               TOTAL COMMISSIONS

                             YEAR ENDED            YEAR ENDED           PERIOD ENDED         YEAR ENDED
FUND                           7/31/07              7/31/06                7/31/05            12/31/04
 Capital Growth              $1,789,951          $ 1,239,599*            $  408,385         $  531,694
 Endeavor Large Cap          $   79,328          $    90,369             $   71,136         $  196,826
 Endeavor Select             $1,754,932          $ 1,110,019***          $  203,311         $  448,327
 Growth                      $3,232,495          $ 4,405,646             $3,669,302         $4,425,371
 Growth and Income           $  339,000          $   371,880****         $  843,024         $2,519,137
 Large Cap Growth            $  872,984          $   943,270             $  697,352         $1,491,711
 Large Company Core          $   80,578          $   104,928****         $  300,950         $  585,554
 Large Company Value         $   70,737          $    60,954**           $  118,770         $  172,666
 U.S. Value                  $  150,820          $   344,347             $  183,300         $  578,170

------
* The increase in total commission was due to the significant change in the size of the fund assets.

**   In the first quarter of 2005, the assets of the Strong Dividend Income
       Fund, the Strong Energy Fund, and the Strong Dow 30 Value Fund were combined to form the Wells Fargo Advantage Large Company Value Fund. The assets of the new Fund were rebalanced throughout the course of the year in order to move the new Fund's holdings towards portfolio targets. The rebalancing produced a level of turnover that was higher than what is expected to be typical for the Fund.

***   The increase in total commission was due to the significant change in the size of the fund assets.

**** Matrix assumed management of the Funds on 1/1/05. Matrix's repositioning of the Funds upon taking over management resulted in higher turnover and brokerage commissions in 2005.


     For the fiscal year ended July 31, 2007, the Funds listed below directed brokerage transactions to a broker for research services provided, and paid the following commissions based on the stated amount of total transactions.

FUND                     COMMISSIONS PAID   TRANSACTIONS VALUE
  Capital Growth             $330,466          $468,140,863
  Endeavor Large Cap         $ 12,941          $ 16,167,348
  Endeavor Select            $354,846          $537,081,068
  Equity Index               $      0          $          0
  Growth                     $619,528          $621,381,111
  Growth and Income          $214,020          $203,529,155
  Large Cap Growth           $226,946          $235,535,498
  Large Company Core         $ 37,454          $ 32,925,851
  Large Company Value        $ 62,252          $ 83,042,532
  U.S. Value                 $ 34,736          $121,269,427
  Value Fund                 $  6,275          $  5,263,493

     Securities of Regular Broker-Dealers. The Funds are required to identify
     ------------------------------------
any securities of their "regular brokers or dealers" (as defined under the 1940
Act) or of their parents that the Funds may hold at the close of their most recent fiscal year. As of July 31, 2007, the following Funds held securities of their regular broker-dealers or of their parents as indicated in the amounts shown below:

FUND                     BROKER DEALER                            AMOUNT
 Capital Growth          Bear Stearns                          $ 6,948,489
                         Citigroup                             $ 6,065,104
                         Credit Suisse First Boston Corp       $ 9,486,413
                         Deutsche Bank Alex Brown              $   617,643
                         Goldman Sachs & Co.                   $10,394,286
                         JP Morgan Chase & Co.                 $22,178,840
                         Lehman Brothers, Inc.                 $12,055,900
                         Morgan Stanley & Co.                  $ 7,284,041
 Endeavor Large Cap      Bear Stearns                          $   117,600
                         Citigroup                             $   102,650
                         Credit Suisse First Boston Corp       $   160,554
                         Deutsche Bank                         $    10,453
                         Goldman Sachs & Co.                   $   402,029
                         JP Morgan Chase & Co.                 $   910,567
                         Lehman Brothers, Inc.                 $   498,480
                         Morgan Stanley & Co.                  $   123,281
 Endeavor Select         Bear Stearns                          $ 7,506,242
                         Credit Suisse First Boston Corp       $10,247,883
                         Deutsche Bank                         $   667,221
                         Goldman Sachs & Co.                   $ 1,137,116
                         Lehman Brothers, Inc.                 $14,607,200
                         Morgan Stanley & Co.                  $ 7,868,728
 Equity Index            Bank of America                       $ 5,831,000
                         Bear Stearns                          $ 3,245,000
                         Citigroup                             $ 8,866,000
                         Credit Suisse First Boston Corp       $ 3,883,000
                         Deutsche Bank Alex Brown              $   253,000
                         Goldman Sachs & Co.                   $ 2,562,000
                         JP Morgan Chase & Co.                 $ 4,166,000
                         Lehman Brothers, Inc.                 $   915,000
                         Merrill Lynch & Co.                   $ 1,790,000
                         Morgan Stanley & Co.                  $ 4,847,000
 Growth                  Bear Stearns                          $15,526,362
                         Citigroup                             $13,552,442
                         Credit Suisse First Boston Corp       $21,197,339
                         Deutsche Bank                         $ 1,380,121
                         Goldman Sachs & Co.                   $ 2,352,079
                         Lehman Brothers, Inc.                 $ 2,480,000
                         Merrill Lynch & Co.                   $10,759,000
                         Morgan Stanley & Co.                  $16,276,152

Growth and Income         Bank of America                      $11,143,700
                          Bear Stearns                          $ 1,303,488
                          Citigroup                             $12,370,455
                          Credit Suisse First Boston Corp       $ 1,779,585
                          Deutsche Bank                         $   115,866
                          Goldman Sachs & Co.                   $   197,465
                          JP Morgan Chase & Co.                 $ 9,124,325
                          Merrill Lynch & Co.                   $ 9,052,400
                          Morgan Stanley & Co.                  $11,266,286
 Large Cap Growth         Bear Stearns                          $ 2,632,792
                          Citigroup                             $ 2,298,076
                          Credit Suisse First Boston Corp       $ 3,594,415
                          Deutsche Bank                         $   234,026
                          Goldman Sachs & Co.                   $ 4,071,470
                          Merrill Lynch & Co.                   $ 2,522,800
                          Morgan Stanley & Co.                  $ 2,759,933
 Large Company Core       Bank of America                       $ 1,896,800
                          Bear Stearns                          $   255,046
                          Citigroup                             $ 2,131,992
                          Credit Suisse First Boston Corp       $   348,202
                          Deutsche Bank                         $    22,671
                          Goldman Sachs & Co.                   $    38,637
                          JP Morgan Chase & Co.                 $ 1,522,746
                          Merrill Lynch & Co.                   $ 1,484,000
                          Morgan Stanley & Co.                  $ 2,004,627
 Large Company Value      Bank of America                       $ 5,510,204
                          Bear Stearns                          $ 1,272,606
                          Citigroup                             $ 7,719,098
                          Credit Suisse First Boston Corp       $ 1,737,423
                          Deutsche Bank                         $   113,121
                          Goldman Sachs & Co.                   $ 2,547,036
                          JP Morgan Chase & Co.                 $ 5,686,092
                          Merrill Lynch & Co.                   $ 1,751,120
                          Morgan Stanley & Co.                  $ 3,919,910
 U.S. Value               Bank of America                       $ 2,437,388
                          Bear Stearns                          $ 1,131,312
                          Citigroup                             $ 5,830,764
                          Credit Suisse First Boston Corp       $ 1,544,522
                          Deutsche Bank Alex Brown              $   100,561
                          Goldman Sachs & Co.                   $   171,382
                          JP Morgan Chase & Co.                 $ 2,130,084
                          Morgan Stanley & Co.                  $ 1,217,900
 Value                    Bank of America                       $ 1,056,000
                          Bear Stearns                          $    69,000
                          Citigroup                             $    61,000
                          Credit Suisse First Boston Corp       $    95,000
                          Deutsche Bank Alex Brown              $     6,000
                          Goldman Sachs & Co.                   $    11,000
                          JP Morgan Chase & Co.                 $   577,000
                          Morgan Stanley & Co.                  $    73,000


                                 FUND EXPENSES

     From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.

     Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues (including membership dues in the Investment Company Institute allocable to a Fund); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the series of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust's Board deems equitable.

                              FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.


     A shareholder's tax treatment may vary depending upon the shareholder's particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or IRAs), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

     The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult their own tax advisers and financial planners regarding the federal tax consequences of an investment in a Fund, the application of state, local or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.

     Qualification as a Regulated Investment Company. It is intended that each
     -----------------------------------------------
Fund qualify as a regulated investment company ("RIC") under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.


     In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future Treasury Regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Fund's principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, recent legislation provides that 100% of the net income derived from an interest in a qualified publicly traded partnership will be treated as qualifying income.

     Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund's taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund's total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term "outstanding voting securities of such issuer" includes the equity securities of a qualified publicly traded partnership and in the case of a Fund's investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

     In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned for the taxable year. If a Fund meets all of the RIC requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income tax.

     Moreover, a Fund may retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders, who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.


     If, for any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund's current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if a Fund which had previously qualified as a RIC were to fail to qualify as a RIC for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to tax on such built-in gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.

     Equalization Accounting. Each Fund may use the so-called "equalization
     -----------------------
method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS has not expressly sanctioned the particular equalization method used by a Fund, and thus the Fund's use of this method may be subject to IRS scrutiny.


     Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net
     ---------------------------
capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to fund-level federal income tax, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses. As of July 31, 2007, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:

                                CAPITAL LOSS CARRY-
FUND                                FORWARD ($)        EXPIRATION DATE
  Growth                           $151,275,518             2009
  Growth and Income                $ 16,463,063             2010
                                   $    441,738             2011
  Large Cap Growth                 $145,946,223             2008
                                   $203,828,512             2010
  Large Company Value              $  3,530,497             2009
                                   $    604,271             2010


     If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carry-forwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations in the past and/or may engage in reorganizations in the future.

     Excise Tax. If a Fund fails to distribute by December 31 of each calendar
     ----------
year at least an amount equal to the sum of 98% of its ordinary income (excluding capital gains and losses for that year), 98% of its capital gain net income (adjusted for net ordinary losses) for the 12 month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). Each Fund generally intends to actually distribute or be deemed to have distributed (as described earlier) substantially all of its net income and gain, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by a Fund).

     Taxation of Fund Investments. In general, realized gains or losses on the
     ----------------------------
sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.


     If a Fund purchases a debt obligation with original issue discount ("OID") (generally, a debt obligation with a purchase price less than its principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though a Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for federal income tax purposes. In general, gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by a Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.


     In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund holding such a security receives no interest payment in cash on the security during the year.

     If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

     If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

     Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the "60%/40%" rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.

     Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds a Fund's net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

     Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a "straddle" and at least one (but not all) of the Fund's positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a "mixed straddle." A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle including any interest, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.


     If a Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or
(iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund's holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.


     The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code's constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

     In addition, a Fund's transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments to the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

     Certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Fund shares, and (iii) thereafter, as capital gain. If a Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income in order to qualify as a RIC.


     Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a 2006 IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in derivatives transactions.

     A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. the Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. dividends received by the Fund from a REIT will not constitute qualified dividend income.

     A Fund may invest directly or indirectly (E.G., through a REIT) in residual interests in real estate mortgage investment conduits ("REMICs") or in REITs or qualified REIT subsidiaries that are taxable mortgage pools ("REIT TMPs"). Under recent IRS guidance, a Fund must allocate "excess inclusion income" received directly or indirectly from REMIC residual interests or REIT TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or REIT TMPs directly.

     In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income ("UBTI") to Keogh, 401(k) and qualified pension plans, as well as IRAs and certain other tax-exempt entities, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, does not qualify for any reduction, by treaty or otherwise, in the 30% federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. To the extent permitted under the Investment Act of 1940, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in the Fund. The Funds have not yet determined whether such an election will be made.

     "Passive foreign investment companies" ("PFICs") are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to federal income tax and interest charges on "excess distributions" received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.

     A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance that they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances.

     In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve complex tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant non-cash income, such non-cash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.


     Taxation of Distributions. All distributions paid out of a Fund's current
     -------------------------
and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. For federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund's current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Fund shares and then as capital gain. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

     For federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions properly designated by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Fund will designate capital gain dividends, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

     Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a
     ----------------------------------
cash or in-kind redemption, or exchanges the shareholder's Fund shares, subject to the discussion below, the shareholder generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and the shareholder's tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.


     If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under the "wash sale" rules to the extent the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

     If a shareholder receives, or is deemed to receive, a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then Treasury Regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI.


     Foreign Taxes. Amounts realized by a Fund on foreign securities may be
     -------------
subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Funds expect to qualify for this election.

     Federal Income Tax Rates. As of the date of this SAI, the maximum stated
     ------------------------
federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain.

     Current federal income tax law also provides for a maximum individual federal income tax rate applicable to "qualified dividend income" equal to the highest net long-term capital gains rate, which generally is 15%. In general, "qualified dividend income" is income attributable to dividends received by a Fund in taxable years beginning on or before December 31, 2010, from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation's stock and by the shareholders with respect to the Fund's shares. If 95% or more of a Fund's gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund's ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). In general, if less than 95% of a Fund's income is attributable to qualified dividend income, then only the portion of the Fund's distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by a Fund from securities lending, repurchase, and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisers and financial planners.


     The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of federal income tax laws.

     Backup Withholding. A Fund is generally required to withhold and remit to
     ------------------
the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (i) the shareholder fails to furnish the Fund with a correct "taxpayer identification number" ("TIN"), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder's federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

     Corporate Shareholders. Subject to limitation and other rules, a corporate
     ----------------------
shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisers and financial planners.

     A portion of the interest paid or accrued on certain high-yield discount obligations owned by a Fund may not be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction if certain requirements are met. In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

     Foreign Shareholders. For purposes of this discussion, "foreign
     --------------------
shareholders" include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust),
(iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations. "Exempt foreign shareholders" are foreign shareholders from whom a Fund obtains a properly completed and signed certificate of foreign status.


     Generally, distributions made to exempt foreign shareholders attributable to net investment income will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty, except in the case of excess inclusion income, which does not qualify for any treaty exemption or reduction). However, for taxable years beginning before January 1, 2008, distributions made to exempt foreign shareholders and properly designated by a Fund as "interest-related dividends" will be exempt from federal income tax withholding. Interest-related dividends are generally attributable to the Fund's net interest income earned on certain debt obligations and paid to foreign shareholders. In order to qualify as an interest-related dividend, the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of the Fund's taxable year. Notwithstanding the foregoing, if any distribution described above is "effectively connected" with a U.S. trade or business (or, if an applicable income tax treaty so requires, is attributable to a permanent establishment) of the recipient foreign shareholder, neither federal income tax withholding nor the exemption for interest-related dividends will apply and the distribution will be subject to the tax, withholding, and reporting requirements generally applicable to U.S. shareholders.

     In general, a foreign shareholder's capital gains realized on the disposition of Fund shares, capital gain dividends and, with respect to taxable years of a Fund beginning before January 1, 2008, "short-term capital gain dividends" (defined below) are not subject to federal income or withholding tax, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an applicable income tax treaty so requires, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of capital gain dividends and certain other conditions are met; or (iii) the Fund shares on which the foreign shareholder realized gain constitute U.S. real property interests ("USRPIs," defined below) or, in certain cases, distributions are attributable to gain from the sale or exchange of a USRPI. If the requirements of clause (i) are met, the tax, withholding, and reporting requirements applicable to U.S. shareholders generally will apply to the foreign shareholder. If the requirements of clause (i) are not met but the requirements of clause (ii) are, such gains and distributions will be subject to federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). If the requirements of clause
(iii) are met, the foreign shareholder may be subject to certain tax, withholding, and/or reporting requirements, depending in part on whether the foreign shareholder holds (or has held in the prior 12 months) more than a 5% interest in the Fund. "Short-term capital gain dividends" are distributions attributable to a Fund's net short-term capital gain in excess of its net long-term capital loss and designated as such by the Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year. Subject to certain exceptions, a "USRPI" is generally defined as (i) an interest in real property located in the United States or the Virgin Islands, or (ii) any interest (other than solely as a creditor) in a domestic corporation that was a U.S. real property holding corporation (as defined in the Code) at any time during the shorter of the five-year period ending on the testing date or the period during which the interest was held.

     Although legislation was proposed to extend the exemptions from withholding for interest-related dividends ans short-term capital gain dividends for one year (I.E. for taxable years beginning before January 1, 2009), as of the date of this SAI, it is unclear whether the legislation will be enacted.

     In order to qualify for any exemption from withholding described above or for lower withholding tax rates under income tax treaties, a foreign shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should contact their tax advisers in this regard.

     In the case of shares held through an intermediary, even of a Fund makes a designation with respect to a payment, no assurance can be made that the intermediary will respect such a designation. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

     Even if permitted to do so, the Funds provide no assurance that they will designate any dividends as interest-related dividends or short-term capital gain dividends.


     Special tax rules apply to distributions that a qualified investment entity ("QIE") makes to foreign shareholders that are attributable to gain from the QIE's sale or exchange of a USRPI. However, the Funds do not expect such special tax rules to apply because the Funds do not expect to be QIEs.

     Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

     As mentioned earlier, distributions and redemption proceeds paid or credited to a foreign shareholder are generally exempt from backup withholding. However, a foreign shareholder may be required to establish that exemption by providing certification of foreign status on an appropriate IRS Form W-8.

     Tax-Deferred Plans. Shares of the Funds may be available for a variety of
     ------------------
tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.


     Tax-Exempt Shareholders. Tax-exempt shareholders should contact their tax
     -----------------------
advisers and financial planners regarding the tax consequences to them of an investment in the Funds. Special tax consequences apply to charitable remainder trusts ("CRTs") (as defined in Section 664 of the Code) that invest in RICs which invest directly or indirectly in residual interests in REMICs or in REIT TMPs. CRTs are urged to consult their own tax advisers and financial planners concerning these special tax consequences.

     Tax Shelter Reporting Regulations. Under Treasury Regulations, if an
     ---------------------------------
individual shareholder recognizes a loss of $2 million or more or if a corporate shareholder recognizes a loss of $10 million or more, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.


                      PROXY VOTING POLICIES AND PROCEDURES

     The Trusts and Funds Management have adopted policies and procedures ("Procedures") that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer of the security.

     The responsibility for voting proxies relating to the Funds' portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While each Fund does not purchase securities to exercise control or to seek to effect corporate change through share ownership, it supports sound corporate governance practices within companies in which it invests and reflects that support through its proxy voting process.

     Funds Management has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

     The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. As a general matter, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds of the Trusts.

     The Procedures set forth Funds Management's general position on various proposals, such as:

  o Routine Items - Funds Management will generally vote for uncontested
    -------------
    director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

  o Corporate Governance - Funds Management will generally vote for charter
    --------------------
    and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification or to comply with what management's counsel interprets as applicable law.

  o Anti-Takeover Matters - Funds Management generally will vote for proposals
    ---------------------
    that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company's poison pill.

  o Mergers/Acquisitions and Corporate Restructurings - Funds Management's
    -------------------------------------------------
    Proxy Committee will examine these items on a case-by-case basis.

  o Shareholder Rights - Funds Management will generally vote against
    ------------------
    proposals that may restrict shareholder rights.

     In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

     In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Fund's voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (i) instructing the proxy voting agent to vote in accordance with the recommendation it makes to its clients; (ii) disclosing the conflict to the Board and obtaining their consent before voting; (iii) submitting the matter to the Board to exercise its authority to vote on such matter; (iv) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy; (v) consulting with outside legal counsel for guidance on resolution of the conflict of interest; (vi) erecting information barriers around the person or persons making voting decisions; (vii) voting in proportion to other shareholders; or
(viii) voting in other ways that are consistent with each Fund's obligation to vote in the best interests of its shareholders. Additionally, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

     While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (E.G., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.

     As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (i.e., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

     Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 may be obtained on the Funds' Web site at www.wellsfargo.com/advantagefunds or by accessing the SEC's Web site at www.sec.gov.

       POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS


I. Scope of Policies and Procedures. The following policies and procedures (the
   ---------------------------------
"Procedures") govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust ("Funds Trust"), Wells Fargo Master Trust ("Master Trust") and Wells Fargo Variable Trust ("Variable Trust") (each of Funds Trust, Master Trust and Variable Trust referred to collectively herein as the "Funds" or individually as the "Fund") now existing or hereafter created.

II. Disclosure Philosophy. The Funds have adopted these Procedures to ensure
    ----------------------
that the disclosure of a Fund's portfolio holdings is accomplished in a manner that is consistent with a Fund's fiduciary duty to its shareholders. For purposes of these Procedures, the term "portfolio holdings" means the stock, bonds and derivative positions held by a non-money market Fund and does not include the cash investments held by the Fund. For money market funds, the term "portfolio holdings" includes cash investments, such as investments in repurchase agreements.

Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities.

III. Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and
     --------------------------------------
top ten holdings information referenced below (except for the Funds of Master Trust and Variable Trust) will be available on the Funds' website until updated for the next applicable period. Funds Management may withhold any portion of a Fund's portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the website, it may be further disseminated without restriction.

     A. Complete Holdings. The complete portfolio holdings for each Fund
        -----------------
(except for funds that operate as fund of funds) shall be made publicly available on the Funds' website (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. Money market Fund holdings shall be made publicly available on the Fund's website on a monthly, 7-day delayed basis.

     B. Top Ten Holdings. Top ten holdings information (excluding derivative
        ----------------
positions) for each Fund (except for funds that operate as fund of funds and money market funds) shall be made publicly available on the Funds' website on a monthly, seven-day or more delayed basis.

     C. Fund of Funds Structure.
        -----------------------
    1. The underlying funds held by a fund that operates as a fund of funds shall be posted to the Funds' website and included in fund fact sheets on a monthly, seven-day or more delayed basis.

    2. A change to the underlying funds held by a Fund in a fund of funds structure or changes in a Fund's target allocations between or among its fixed-income and/or equity investments may be posted to the Funds' website simultaneous with the change.

Furthermore, as required by the SEC, each Fund (except money market funds) shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund, (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on From N-Q, in each instance within 60 days of the end of the Fund's fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds' full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter.

Each Fund's complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund's semi-annual and annual reports. Each Fund's complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund's first and third fiscal quarters.

IV. List of Approved Recipients. The following list describes the limited
    ----------------------------
circumstances in which a Fund's portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds' website. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

     A. Sub-Advisers. Sub-advisers shall have full daily access to fund
        ------------
holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

     B. Money Market Portfolio Management Team. The money market portfolio
        --------------------------------------
management team at Wells Capital Management Incorporated ("Wells Capital Management") shall have full daily access to daily transaction information across the Wells Fargo Advantage Funds for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

     C. Funds Management/Wells Fargo Funds Distributor, LLC.
        ----------------------------------------------------

     1. Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/ or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC's Datapath system.
    2. Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.

    3. Funds Management and Funds Distributor personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund's target allocations that result in a shift between or among its fixed-income and/or equity investments.

     D. External Servicing Agents. Appropriate personnel employed by entities
        --------------------------
that assist in the review and/or processing of Fund portfolio transactions, employed by the fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. In addition, certain of the sub-advisers utilize the services of software provider Advent to assist with portfolio accounting and trade order management. In order to provide the contracted services to the sub-adviser, Advent may receive full daily portfolio holdings information directly from the Funds' accounting agent however, only for those Funds in which such sub-adviser provides investment advisory services. Funds Management also utilizes the services of Institutional Shareholder Services ("ISS") and SG Constellation, L.L.C.to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation, L.L.C. may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

     E. Rating Agencies. Nationally Recognized Statistical Ratings
        ----------------
Organizations ("NRSRO's") may receive full Fund holdings for rating purposes.

V. Additions to List of Approved Recipients. Any additions to the list of
   -----------------------------------------
approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure;
(viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or any affiliated person of the Fund.


VI. Funds Management Commentaries. Funds Management may disclose any views,
    ------------------------------
opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund. The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Funds, persons considering investment in the Funds or representatives of such shareholders or potential shareholders. The content and nature of the information provided to each of these persons may differ.

Certain of the information described above will be included in quarterly fund commentaries and will contain information that includes, among other things, top contributors/detractors from fund performance and significant portfolio changes during the calendar quarter. This information will be posted contemporaneously with their distribution on the Funds' website.

No person shall receive any of the information described above if, in the sole judgment of Funds Management, the information could be used in a manner that would be harmful to the Funds.

VII. Board Approval. The Board shall review and reapprove these Procedures,
     ---------------
including the list of approved recipients, as often as they deem appropriate, but not less often than annually, and making any changes that they deem appropriate.


                                 CAPITAL STOCK

     The Funds are eleven series of the Trust in the Wells Fargo Advantage family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

     Most of the Trust's series are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust's series also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a series represents an equal, proportionate interest in the series with all other shares. Shareholders bear their pro rata portion of a series' operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other series or classes of shares offered.

     With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory agreement, since it affects only one Fund, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

     As used in the Prospectus(es) and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a class of shares of a Fund means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

     Set forth below as of March 10, 2008, is the name, address and share ownership of each person with record ownership of 5% or more of a class of a Fund and each person known by the Trust to have beneficial ownership of 25% or more of the voting securities of the Fund as a whole. Except as identified below, no person with record ownership of 5% or more of a class of a Fund is known by the Trust to have beneficial ownership of such shares.

                       5% OWNERSHIP AS OF MARCH 10, 2008



FUND                        NAME AND ADDRESS                         PERCENTAGE
----------------------      ----------------------------------      -----------
CAPITAL GROWTH
 Class A                    CHARLES SCHWAB & CO INC                     76.43%
                            SPECIAL CUSTODY ACCOUNT
                            EXCLUSIVELY FBO THE CUSTOMERS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
 Class C                    MLPF&S FOR THE SOLE BENEFIT                 14.72%
                            OF ITS CUSTOMERS
                            ATTN: MUTUAL FUND ADMINISTRATION
                            4800 DEER LAKE DR E FL 3
                            JACKSONVILLE FL 32246-6484
                            ATTN: CASE HOOGENDOORN                      11.28%
                            OPPENHEIMER & CO INC
                            FBO HOOGENDOORN & TALBOT LLP SVGS
                            & PFT SHRG PL & TR
                            AUTHORIZED PARTNER
                            122 S MICHIGAN AVE STE 1220
                            AMERICAN ENTERPRISE INVESTMENT               7.37%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Administrator Class        WELLS FARGO BANK NA FBO                     25.77%
                            OMNIBUS REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                     20.44%
                            WF-RPS-OMN
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                     18.54%
                            WELLS FARGO 401K
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                     12.28%
                            OMNIBUS CASH/CASH
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            STATE STREET BANK AS TRUSTEE                11.05%
                            FOR STARWOOD HOTELS AND RESORTS
                            WORLDWIDE
                            ONE LINCOLN STREET
                            BOSTON MA 02111-2901
                            STATE OF INDIANA TTEE                        8.00%
                            STATE OF INDIANA DEFERRED COMP
                            & MATCHING PLAN
                            8515 E ORCHARD RD # 2T2
                            GREENWOOD VLG CO 80111-5002

FUND                        NAME AND ADDRESS                              PERCENTAGE
----------------------      -------------------------------------      ----------------
 Institutional Class        NFS LLC FEBO                                   34.74   %
                            FIIOC AS AGENT FOR
                            QUALIFIED EMPLOYEE BENEFIT
                            PLANS 401K FINOPS - IC FUNDS
                            100 MAGELLAN WAY KW1C
                            COVINGTON KY 41015-1987
                            WELLS FARGO BANK NA FBO                        10.77   %
                            EDVEST WELLS FARGO AGGRESSIVE PORT
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                         5.11   %
                            TOMORROW'S SCHOLAR AGGRESSIVE GROWTH
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Investor Class             CHARLES SCHWAB & CO INC                        30.22   %
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            ATTN: TERESA MILLER                            23.79   %
                            NFS LLC FEBO
                            THE TRUST COMPANY OF KNOXVILLE
                            THE TRUST CO OF KNOXVILLE TTEE
                            620 MARKET ST STE 300
                            KNOXVILLE TN 37902-2290
                            NFS LLC FEBO                                   10.54   %
                            THE TRUST COMPANY OF KNOXVILLE TTEE
                            THE TRUST COMPANY OF KNOXVILLE
                            RETIREMENT PLAN - OMNIBUS ACCT
                            620 MARKET ST STE 300
                            KNOXVILLE TN 37902-2290
                            VARIOUS FASCORP RECORDKEPT PLANS                5.07   %
                            WELLS FARGO BANK NA
                            401K
                            C/O GREAT WEST LIFE
                            8515 E ORCHARD RD STE 2T2
                            GREENWOOD VILLAGE CO 80111-5002
ENDEAVOR LARGE CAP
 Endeavor Large Cap (Fund   WELLS FARGO FUNDS MANAGEMENT LLC                 60.70%/1/
Level)                      EXCLUSIVE BENEFIT OF ITS CUSTOMERS
                            WELLS FARGO ADVISOR PROGRAM
                            100 HERITAGE RESERVE
                            MENOMONEE FLS WI 53051-4400
 Class A                    WELLS FARGO FUNDS MANAGEMENT LLC               68.19   %
                            EXCLUSIVE BENEFIT OF ITS CUSTOMERS
                            WELLS FARGO ADVISOR PROGRAM
                            100 HERITAGE RESERVE
                            MENOMONEE FLS WI 53051-4400

FUND            NAME AND ADDRESS                            PERCENTAGE
----------      -----------------------------------      ----------------
                CHARLES SCHWAB & CO INC                      11.80   %
                SPECIAL CUSTODY ACCOUNT
                FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                ATTN: MUTUAL FUNDS
                101 MONTGOMERY ST
                SAN FRANCISCO CA 94104-4151
 Class B        AMERICAN ENTERPRISE INVESTMENT               54.35   %
                SERVICES FBO
                PO BOX 9446
                MINNEAPOLIS MN 55440-9446
 Class C        AMERICAN ENTERPRISE INVESTMENT               19.18   %
                SERVICES FBO
                PO BOX 9446
                MINNEAPOLIS MN 55440-9446
                MERRILL LYNCH PIERCE FENNER &                17.77   %
                SMITH INC
                MERRILL LYNCH FIN DATA SERVICES
                ATTN: SERVICE TEAM
                4800 DEER LAKE DR E FL 3
                JACKSONVILLE FL 32246-6484
                UBS FINANCIAL SERVICES INC. FBO               6.04   %
                SCOTT ADAMS TTEE HUZYAK
                NIECES AND NEPHEWS TRUST
                DTD 12/4/93
                57 STONECLIFF COVE DR
                DAWSONVILLE GA 30534-6413
ENDEAVOR SELECT
 Endeavor SelectPRUDENTIAL INVESTMENT MGMT SERV                53.20%/2/
                FBO MUTUAL FUND CLIENTS
                ATTN: PRUCHOICE UNIT
                MAIL STOP 194-201
                194 WOOD AVENUE SOUTH
                ISELIN NJ 08830-2710
 Class A        CHARLES SCHWAB & CO INC                      49.10   %
                SPECIAL CUSTODY ACCOUNT
                FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                ATTN: MUTUAL FUNDS
                101 MONTGOMERY ST
                SAN FRANCISCO CA 94104-4151
                MERCER TRUST COMPANY TTEE FBO                11.72   %
                FLOWERS FOODS INC 401K PLAN
                1 INVESTORS WAY MSC N-3-H
                NORWOOD MA 02062-1599
 Class B        AMERICAN ENTERPRISE INVESTMENT               54.11   %
                SERVICES FBO
                PO BOX 9446
                MINNEAPOLIS MN 55440-9446
 Class C        AMERICAN ENTERPRISE INVESTMENT               28.47   %
                SERVICES FBO
                PO BOX 9446
                MINNEAPOLIS MN 55440-9446

FUND                        NAME AND ADDRESS                          PERCENTAGE
----------------------      -----------------------------------      -----------
 Administrator Class        WELLS FARGO FUNDS MANAGEMENT LLC             30.35%
                            EXCLUSIVE BENEFIT OF ITS CUSTOMERS
                            WELLS FARGO ADVISOR PROGRAM
                            100 HERITAGE RESERVE
                            MENOMONEE FALLS WI 53051-4400
                            CHARLES SCHWAB & CO INC                       5.21%
                            SPECIAL CUSTODY ACCOUNT
                            EXCLUSIVELY FBO THE CUSTOMERS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
 Institutional Class        PRUDENTIAL INVESTMENT MGMT SERV              72.32%
                            FBO MUTUAL FUND CLIENTS
                            ATTN: PRUCHOICE UNIT
                            MAIL STOP 194-201
                            194 WOOD AVENUE SOUTH
                            ISELIN NJ 08830-2710
                            PATTERSON & CO                               14.00%
                            OMNIBUS CASH / CASH A/C
                            1525 WEST WT HARRIS BLVD
                            CHARLOTTE NC 28288-0001
EQUITY INDEX
 Class A                    WELLS FARGO BANK WEST NA                      6.10%
                            VARIOUS FASCORP RECORDKEPT PLANS
                            8515 E ORCHARD RD # 2T2
                            GREENWOOD VLG CO 80111-5002
 Class B                    NONE                                        NONE
GROWTH AND INCOME
 Administrator Class        WELLS FARGO BANK NA FBO                      83.49%
                            WF-RPS-OMN
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            NFS LLC FEBO                                  9.91%
                            DANIEL MCFADDEN JR
                            10644 VERSAILLES BLVD
                            WELLINGTON FL 33449-8085
 Advisor Class              UMB BANK NA                                  34.85%
                            FBO FIDUCIARY FOR TAX DEFERRED
                            ACCOUNTS
                            ATTN: FINANCE DEPARTMENT
                            1 SW SECURITY BENEFIT PL
                            TOPEKA KS 66636-0001
                            CHARLES SCHWAB & CO INC                      33.66%
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151

FUND                        NAME AND ADDRESS                           PERCENTAGE
----------------------      ------------------------------------      -----------
                            UMB BANK NA                                   15.07%
                            FBO FIDUCIARY FOR TAX DEFERRED
                            ACCOUNTS
                            ATTN: FINANCE DEPARTMENT
                            1 SW SECURITY BENEFIT PL
                            TOPEKA KS 66636-0001
                            SECURITY BENEFIT LIFE INSURANCE CO             5.54%
                            FBO SBL VARIABLE ANNUITY ACCT XIV
                            ATTN: FINANCE DEPARTMENT
                            1 SW SECURITY BENEFIT PL
                            TOPEKA KS 66636-0001
 Institutional Class        WELLS FARGO BANK NA FBO                       64.60%
                            YAZAKI EMPLOYEE SAVINGS PLAN
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                        9.11%
                            LIFE STAGES AGGRESSIVE PORTFOLIO
                            A/C
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                        8.71%
                            YAZAKI
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                        8.03%
                            LIFE STAGES MODERATE PORTFOLIO
                            A/C
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Investor Class             MERRILL LYNCH PIERCE FENNER &                 15.24%
                            SMITH INC
                            MERRILL LYNCH FIN DATA SERVICES
                            ATTN: SERVICE TEAM
                            4800 DEER LAKE DR E FL 3
                            JACKSONVILLE FL 32246-6484
GROWTH
 Class C                    AMERICAN ENTERPRISE INVESTMENT                21.03%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
                            MS&CO FBO                                      5.35%
                            JUDITH HEITMEYER TTEE
                            SIMON HEITMEYER FAMILY TRUST U/A
                            DTD 05/11/1987
                            9 WEBSTER HILL ESTATES
                            MOUNT VERNON IL 62864-2346
                            MS&CO FBO                                      5.16%
                            VICTORIA WOOTEN TTEE
                            VICTORIA WOOTEN TRUST U/A
                            DTD 10/10/2006
                            10074 S YACHT CLUB DR
                            TREASURE IS FL 33706-3102

FUND                        NAME AND ADDRESS                          PERCENTAGE
----------------------      -----------------------------------      -----------
 Administrator Class        WELLS FARGO BANK NA FBO                      97.13%
                            WF-RPS-OMN
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Advisor Class              UMB BANK NA                                  40.41%
                            FBO FIDUCIARY FOR TAX DEFERRED
                            ACCOUNTS
                            ATTN: FINANCE DEPARTMENT
                            1 SW SECURITY BENEFIT PL
                            TOPEKA KS 66636-0001
                            CHARLES SCHWAB & CO INC                      29.25%
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            NATIONWIDE TRUST COMPANY FSB                  8.89%
                            C/O IPO PORTFOLIO ACCOUNTING
                            PO BOX 182029
                            COLUMBUS OH 43218-2029
                            UMB BANK NA                                   6.52%
                            FBO FIDUCIARY FOR TAX DEFERRED
                            ACCOUNTS
                            ATTN: FINANCE DEPARTMENT
                            1 SW SECURITY BENEFIT PL
                            TOPEKA KS 66636-0001
 Institutional Class        WELLS FARGO BANK NA FBO                      19.10%
                            WISCONSIN COLLEGE SAVINGS PROGRAM
                            EDVEST AGGRESSIVE
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARBO BANK NA FBO                      13.14%
                            YAZAKI EMPLOYEE SAVINGS PLAN
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                       9.00%
                            WISCONSIN COLLEGE SAVINGS PROGRAM
                            TS 90%
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            DEUTSCHE BANK SECURITIES INC.                 8.93%
                            FBO
                            ATTN: MUTUAL FUND DEPT 26TH FL
                            1251 AVENUE OF THE AMERICAS
                            NEW YORK NY 10020-1104
                            WELLS FARGO BANK NA FBO                       8.67%
                            WISCONSIN COLLEGE SAVINGS PROGRAM
                            EDVEST MODERATE
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                       7.61%
                            WISCONSIN COLLEGE SAVINGS PROGRAM
                            TS 75%
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533

FUND                        NAME AND ADDRESS                              PERCENTAGE
----------------------      ---------------------------------------      -----------
                            NATIONAL FINANCIAL SERVICES CORP                  5.09%
                            FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                            ATTN: MUTUAL FUNDS DEPT 5TH FLOOR
                            ONE WORLD FINANCIAL CENTER
                            200 LIBERTY ST
                            NEW YORK NY 10281-1003
 Investor Class             CHARLES SCHWAB & CO INC                           9.96%
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
LARGE CAP GROWTH
 Investor Class             NONE                                            NONE
LARGE COMPANY CORE
 Class A                    CHARLES SCHWAB & CO INC                          63.97%
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            AMERICAN ENTERPRISE INVESTMENT                   17.08%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Class B                    AMERICAN ENTERPRISE INVESTMENT                   81.79%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Class C                    AMERICAN ENTERPRISE INVESTMENT                   47.57%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Class Z                    CHARLES SCHWAB & CO INC                          15.78%
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
 Administrator Class        WELLS FARGO BANK NA FBO                         100.00%
                            WF-RPS-OMN
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533

FUND                   NAME AND ADDRESS                          PERCENTAGE
-----------------      -----------------------------------      -----------
LARGE COMPANY VALUE
 Administrator Class   WELLS FARGO BANK NA FBO                      46.64%
                       OMNIBUS CASH/CASH
                       PO BOX 1533
                       MINNEAPOLIS MN 55480-1533
                       WELLS FARGO BANK NA FBO                      14.85%
                       OMNIBUS CASH/REINVEST
                       PO BOX 1533
                       MINNEAPOLIS MN 55480-1533
                       WELLS FARGO BANK NA FBO                      13.55%
                       OMNIBUS REINVEST/REINVEST
                       PO BOX 1533
                       MINNEAPOLIS MN 55480-1533
                       WELLS FARGO INVESTMENTS LLC                   9.22%
                       625 MARQUETTE AVE S 13TH FLOOR
                       MINNEAPOLIS MN 55402-2308
                       WELLS FARGO INVESTMENTS LLC                   8.43%
                       625 MARQUETTE AVE S 13TH FLOOR
                       MINNEAPOLIS MN 55402-2308
 Investor Class        CHARLES SCHWAB & CO INC                      18.31%
                       SPECIAL CUSTODY ACCOUNT
                       FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                       ATTN: MUTUAL FUNDS
                       101 MONTGOMERY ST
                       SAN FRANCISCO CA 94104-4151
U.S. VALUE
 Class A               PERSHING LLC                                 26.55%
                       PO BOX 2052
                       JERSEY CITY NJ 07303-2052
                       CHARLES SCHWAB & CO INC                      25.26%
                       SPECIAL CUSTODY ACCOUNT
                       FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                       ATTN: MUTUAL FUNDS
                       101 MONTGOMERY ST
                       SAN FRANCISCO CA 94104-4151
                       AMERICAN ENTERPRISE INVESTMENT               20.68%
                       SERVICES FBO
                       PO BOX 9446
                       MINNEAPOLIS MN 55440-9446
 Class B               AMERICAN ENTERPRISE INVESTMENT               71.89%
                       SERVICES FBO
                       PO BOX 9446
                       MINNEAPOLIS MN 55440-9446
 Class C               AMERICAN ENTERPRISE INVESTMENT               16.66%
                       SERVICES FBO
                       PO BOX 9446
                       MINNEAPOLIS MN 55440-9446

FUND                        NAME AND ADDRESS                               PERCENTAGE
----------------------      ----------------------------------------      -----------
                            MERRILL LYNCH PIERCE FENNER &                     11.38%
                            SMITH INC
                            MERRILL LYNCH FIN DATA SERVICES
                            ATTENTION SERVICE TEAM
                            4800 DEER LAKE DR E FL 3
                            JACKSONVILLE FL 32246-6484
 Class Z                    CHARLES SCHWAB & CO INC                            5.93%
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            SUNTRUST BANK TR                                   5.41%
                            NAVY-MARINE CORP RELIEF SOCIETY
                            EMPLOYEES PENSION PLAN
                            1445 NEW YORK AVE NW
                            WASHINGTON DC 20005-2134
 Administrator Class        WELLS FARGO BANK NA FBO                           24.07%
                            WISCONSIN COLLEGE SAVINGS PROGRAM
                            EDVEST AGGRESSIVE
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                           16.74%
                            TOMORROW'S SCHOLAR 90% EQUITY PORTFOLIO
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                           13.81%
                            TOMORROW'S SCHOLAR 75% EQUITY PORTFOLIO
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                           11.22%
                            WISCONSIN COLLEGE SAVINGS PROGRAM
                            EDVEST MODERATE
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                            7.69%
                            TOMORROW'S SCHOLAR 50% EQUITY PORTFOLIO
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                            7.05%
                            TOMORROW'S SCHOLAR 60% EQUITY PORTFOLIO
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                            6.08%
                            WISCONSIN COLLEGE SAVINGS PROGRAM
                            EDVEST BALANCED
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
VALUE
 Class A                    AMERICAN ENTERPRISE INVESTMENT                    28.32%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446

FUND            NAME AND ADDRESS                       PERCENTAGE
----------      --------------------------------      -----------
                WELLS FARGO INVESTMENTS LLC               7.60%
                A/C
                625 MARQUETTE AVE S 13TH FLOOR
                MINNEAPOLIS MN 55402-2308
                WELLS FARGO INVESTMENTS LLC               5.54%
                A/C
                625 MARQUETTE AVE S 13TH FLOOR
                MINNEAPOLIS MN 55402-2308
 Class B        AMERICAN ENTERPRISE INVESTMENT           16.52%
                SERVICES FBO
                PO BOX 9446
                MINNEAPOLIS MN 55440-9446
                MS&CO FBO                                10.17%
                FAYE A DUNCAN
                11147 E BALANCING ROCK RD
                SCOTTSDALE AZ 85262-4545
                WELLS FARGO INVESTMENTS LLC               9.94%
                A/C
                608 SECOND AVENUE SOUTH 8TH FL
                MINNEAPOLIS MN 55402-1927
                WELLS FARGO INVESTMENTS LLC               7.34%
                608 SECOND AVENUE SOUTH 8TH FL
                MINNEAPOLIS MN 55402-1927
                FIRST CLEARING, LLC                       5.48%
                PHILLIP E RECTOR
                LINDA S RECTOR
                191 KEYSTONE DR
                ASHEVILLE NC 28806-9745
                WELLS FARGO INVESTMENTS LLC               5.25%
                A/C
                608 SECOND AVENUE SOUTH 8TH FL
                MINNEAPOLIS MN 55402-1927
 Class C        WELLS FARGO INVESTMENTS LLC              12.44%
                A/C
                608 SECOND AVENUE SOUTH 8TH FL
                MINNEAPOLIS MN 55402-1927
                AMERICAN ENTERPRISE INVESTMENT           11.04%
                SERVICES FBO
                PO BOX 9446
                MINNEAPOLIS MN 55440-9446
                WELLS FARGO INVESTMENTS LLC               7.69%
                A/C
                608 SECOND AVENUE SOUTH 8TH FL
                MINNEAPOLIS MN 55402-1927
                WELLS FARGO INVESTMENTS LLC               7.62%
                A/C
                625 MARQUETTE AVE S 13TH FLOOR
                MINNEAPOLIS MN 55402-2308
                PERSHING LLC                              6.21%
                PO BOX 2052
                JERSEY CITY NJ 07303-2052

FUND                        NAME AND ADDRESS                      PERCENTAGE
----------------------      -------------------------------      -----------
                            MORTON MILDEN &                          6.00%
                            ROSELYN MILDEN JT TEN
                            66 GLENVIEW DR
                            WEST ORANGE NJ 07052-1013
                            WELLS FARGO INVESTMENTS LLC              5.53%
                            A/C
                            608 SECOND AVENUE SOUTH 8TH FL
                            MINNEAPOLIS MN 55402-1927
                            ARTHUR THOMPSON &                        5.50%
                            PAMELA THOMPSON JTWROS
                            6 WATER ST
                            LEBANON NJ 08833-4530
 Investor Class             CHARLES SCHWAB & CO INC                 27.69%
                            REINVEST ACCOUNT
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            NATIONAL FINANCIAL SERV LLC             10.94%
                            EXCLUSIVE BENEFIT OF OUR CUST
                            ATTN: MUTUAL FUNDS DEPT 5TH FL
                            200 LIBERTY ST
                            ONE WORLD FINANCIAL CENTER
                            NEW YORK NY 10281-1003
                            PETER S DOONER III &                     7.14%
                            DEIRDRE M DOONER JTWROS
                            103 CURWEN CIR
                            BRYN MAWR PA 19010-1614
 Administrator Class        S SANFORD SCHLITT TOD                   43.04%
                            SUBJECT TO BFDS TOD RULES
                            PATRICIA SCHLITT PB
                            491 MEADOW LARK DR
                            SARASOTA FL 34236-1901
                            WELLS FARGO BANK NA FBO                 27.08%
                            REINVEST / REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                 10.84%
                            OMNIBUS ACCOUNT - CASH / CASH
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            FIRST NEBRASKA TRUST COMPANY             6.41%
                            PO BOX 81667
                            LINCOLN NE 68501-1667


------
(1) Wells Fargo Funds Management, LLC, is a Delaware corporation and an affiliate of Wells Fargo & Company.
(2) Prudential Investment Management Services LLC; Iselin, NJ, is a Delaware LLC and subsidiary of Prudential Financial, Inc.

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a person identified in the foregoing table is identified as the beneficial owner of more than 25% of a class (or Fund), or is identified as the record owner of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund). A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

                               OTHER INFORMATION


     The Trust's Registration Statement, including the Prospectus(es) and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC, located at 100 "F" Street NE, in Washington, D.C., 20549-0102. Statements contained in the Prospectus(es) or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus(es) are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is 1601 Market Street, Philadelphia, PA 19103.

                             FINANCIAL INFORMATION

     The audited financial statements for the Funds for the fiscal year ended July 31, 2007, are hereby incorporated by reference to the Funds' Annual Reports.

                            WELLS FARGO FUNDS TRUST
                         FILE NOS. 333-74295; 811-09253

                                     PART C
                               OTHER INFORMATION

Item 23. Exhibits.
         --------

      EXHIBIT
       NUMBER            DESCRIPTION
-------------------      ---------------------------------------------------------------------------------------
 (a)                -   Amended and Restated Declaration of Trust, incorporated by reference to Post-Effective
                        Amendment No. 83, filed April 11, 2005.

 (b)                -   Not Applicable.

 (c)                -   Not Applicable.

 (d)       (1)      -   Investment Advisory Agreement with Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005; Schedule A, incorporated by reference to Post-Effective Amendment No. 119, filed March 1, 2008.

           (2)      -   Amended and Restated Fee and Expense Agreement between Wells Fargo Funds Trust,
                        Wells Fargo Master Trust and Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002; Schedule A, incorporated by reference to Post-Effective Amendment No. 119, filed March 1, 2008.

           (3)      -   Investment Sub-Advisory Agreement with Galliard Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001;
                        Schedule A, incorporated by reference to Post-Effective Amendment No. 87, filed
                        November 1, 2005; Appendix A, incorporated by reference to Post-Effective Amendment
                        No. 93, filed June 26, 2006.

           (4)      -   Investment Sub-Advisory Agreement with Peregrine Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001;
                        Schedule A, incorporated by reference to Post-Effective Amendment No. 111, filed June
                        29, 2007; Appendix A, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

           (5)      -   Investment Sub-Advisory Agreement with Schroder Investment Management North
                        America Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May
                        1, 2001; Schedule A, incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.

           (6)      -   Investment Sub-Advisory Agreement with Smith Asset Management Group, L.P., incorporated by reference to Post-Effective Amendment No. 49, filed November 1, 2002;
                        Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No.
                        87, filed November 1, 2005.

           (7)      -   Investment Sub-Advisory Agreement with Wells Capital Management Incorporated, incorporated by reference to Post-Effective Amendment No. 22, filed June 15, 2001;
                        Schedule A, and Appendix A, incorporated by reference to Post-Effective Amendment No.
                        119, filed March 1, 2008.

           (8)      -   Investment Sub-Advisory Agreement with RCM Capital Management, LLC (formerly
                        Dresdner RCM Global Investors, LLC), incorporated by reference to Post-Effective
                        Amendment No. 32, filed February 8, 2002; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 119, filed March 1, 2008.

           (9)      -   Investment Sub-Advisory Agreement with Global Index Advisors, Inc., incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006. Appendix A and B, incorporated by reference to Post-Effective Amendment No. 111, filed June 29, 2007.


                     Investment Sub-Advisory Agreement with Systematic Financial Management, L.P., incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003;
                     Appendix A and Appendix B, incorporated by reference to Post-Effective Amendment No.
        (10)     -   88, filed December 1, 2005.

        (11)     -   Investment Sub-Advisory Agreement with LSV Asset Management, incorporated by reference to Post-Effective Amendment No. 69, filed January 30, 2004; Appendix A, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

        (12)     -   Investment Sub-Advisory Agreement with Cooke & Bieler, L.P., incorporated by reference to Post-Effective Amendment No. 74, filed July 26, 2004; Appendix A and Schedule A, incoporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005.

        (13)     -   Investment Sub-Advisory Agreement with Artisan Partners Limited Partnership, incorporated by reference to Post-Effective Amendment No. 82, filed March 1, 2005;
                     Appendix A and Appendix B, incorporated by reference to Post-Effective Amendment No.
                     88, filed December 1, 2005.

        (14)     -   Investment Sub-Advisory Agreement with LSV Asset Management, incorporated by reference to Post-Effective Amendment No. 82, filed March 1, 2005.

        (15)     -   Investment Sub-Advisory Agreement with New Star Institutional Managers Limited, incorporated by reference to Post-Effective Amendment No. 92, filed May 1, 2006;
                     Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No.
                     119, filed March 1, 2008.

        (16)     -   Investment Sub-Advisory Agreement with Matrix Asset Advisors, Inc., incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005; Appendix A and
                     Schedule A, incorporated by reference to Post-Effective Amendment No. 119, filed March
                     1, 2008.

        (17)     -   Sub-Advisory Agreement with Phocas Financial Corporation, filed herewith.

(e)              -   Distribution Agreement with Wells Fargo Funds Distributor, LLC, incorporated by reference to Post-Effective Amendment No. 84, filed July 1, 2005; Schedule I, incorporated by reference to Post-Effective Amendment No. 118, filed February 1, 2008.

(f)              -   Not Applicable.

(g)      (1)     -   Amended and Restated Custody Agreement with Wells Fargo Bank, N.A. incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005; Appendix A incorporated by reference to Post-Effective Amendment No. 118, filed February 1, 2008.

         (2)     -   Delegation Agreement (17f-5) with Wells Fargo Bank, N.A., incorporated by reference to
                     Post-Effective Amendment No. 93, filed June 26, 2006. Exhibit A incorporated by reference to Post-Effective Amendment No. 118, filed February 1, 2008.

         (3)     -   Securities Lending Agency Agreement by and among Wells Fargo Funds Trust, Wells
                     Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Funds Management, LLC
                     and Wells Fargo Bank, N.A., incorporated by reference to Post-Effective Amendment No.
                     100, filed October 2, 2006. Schedule 1, incorporated by reference to Post-Effective
                     Amendment No. 118, filed February 1, 2008. Schedule 2 incorporated by reference to
                     Post-Effective Amendment No. 113, filed October 1, 2007.

(h)      (1)     -   Administration Agreement with Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 65, filed August 15, 2003; Appendix A and
                     Schedule A, incorporated by reference to Post-Effective Amendment No. 119, filed March
                     1, 2008.

         (2)     -   Accounting Services Agreement with PFPC Inc., along with Amended and Restated Letter
                     Agreement, incorporated by reference to Post-Effective Amendment No. 83, filed April
                     11, 2005; Amendment, incorporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005; Exhibit A, incorporated by reference to Post-Effective
                     Amendment No. 119, filed March 1, 2008.


                    Transfer Agency and Service Agreement with Boston Financial Data Services, Inc., incorporated by reference to Post-Effective Amendment No. 92, filed May 1, 2006;
                    Schedule A, incorporated by reference to Post-Effective Amendment No. 119, filed March
        (3)     -   1, 2008.

        (4)     -   Shareholder Servicing Plan, incorporated by reference to Post-Effective Amendment No.
                    16, filed October 30, 2000; Appendix A, incorporated by reference to Post-Effective
                    Amendment No. 119, filed March 1, 2008.

        (5)     -   Administrative and Shareholder Servicing Agreement, Form of Agreement, incorporated by reference to Post-Effective Amendment No. 111, filed June 29, 2007.

(i)     (1)     -   Legal Opinion, incorporated by reference to Post-Effective Amendment No. 115, filed
                    December 1, 2007.

        (2)     -   Not Applicable.

(j)     (A)     -   Consent of Independent Auditors, incorporated by reference to Post-Effective Amendment
                    No. 115, filed December 1, 2007.

(j)     (1)     -   Power of Attorney, Thomas S. Goho, incorporated by reference to Post-Effective
                    Amendment No. 72, filed June 30, 2004.

        (2)     -   Power of Attorney, Peter G. Gordon, incorporated by reference to Post-Effective
                    Amendment No. 72, filed June 30, 2004.

        (3)     -   Power of Attorney, J. Tucker Morse, incorporated by reference to Post-Effective
                    Amendment No. 72, filed June 30, 2004.

        (4)     -   Power of Attorney, Timothy J. Penny, incorporated by reference to Post-Effective
                    Amendment No. 72, filed June 30, 2004.

        (5)     -   Power of Attorney, Donald C. Willeke, incorporated by reference to Post-Effective
                    Amendment No. 72, filed June 30, 2004.

        (6)     -   Power of Attorney, Karla M. Rabusch, incorporated by reference to Post-Effective
                    Amendment No. 72, filed June 30, 2004.

        (7)     -   Power of Attorney, Olivia S. Mitchell, incorporated by reference to Post-Effective
                    Amendment No. 90, filed March 1, 2006.

        (8)     -   Power of Attorney, Stephen Leonhardt, incorporated by reference to Post-Effective
                    Amendment No. 112, filed July 31, 2007.

(k)             -   Not Applicable.

(l)             -   Not Applicable.

(m)             -   Rule 12b-1 Plan, incorporated by reference to Post-Effective Amendment No. 87, filed
                    November 1, 2005; Appendix A, incorporated by reference to Post-Effective Amendment
                    No. 119, filed March 1, 2008.

(n)             -   Rule 18f-3 Plan, incorporated by reference to Post-Effective Amendment No. 111, filed
                    June 29, 2007; Appendix A, incorporated by reference to Post-Effective Amendment No.
                    119, filed March 1, 2008.

(o)             -   Not Applicable.

(p)     (1)     -   Joint Code of Ethics for Funds Trust, Master Trust and Variable Trust, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

        (2)     -   Joint Code of Ethics for Wells Fargo Funds Management, LLC and Wells Fargo Funds
                    Distributor, LLC, incorporated by reference to Post-Effective Amendment No. 111, filed
                    June 29, 2007.

        (3)     -   RCM Capital Management, LLC (formerly Dresdner RCM Global Investors, LLC) Code of Ethics, incorporated by reference to Post-Effective Amendment No. 111, filed June 29,
                    2007.


            Galliard Capital Management, Inc. Code of Ethics, incorporated by reference to Post-
(4)     -   Effective Amendment No. 87, filed November 1, 2005.

 (5)    -   Peregrine Capital Management, Inc. Code of Ethics incorporated by reference to Post-
            Effective Amendment No. 118, filed February 1, 2008.

 (6)    -   Schroder Investment Management North America Inc. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 119, filed March 1, 2008.

 (7)    -   Smith Asset Management Group, L.P. Code of Ethics, incorporated by reference to Post-
            Effective Amendment No. 111, filed June 29, 2007.

 (8)    -   Wells Capital Management Incorporated Code of Ethics, incorporated by reference to
            Post-Effective Amendment No. 111, filed June 29, 2007.

 (9)    -   Systematic Financial Management, L.P. Code of Ethics, incorporated by reference to Post-
            Effective Amendment No. 113, filed October 1, 2007.

(10)    -   LSV Asset Management Code of Ethics and Personal Trading Policy, incorporated by reference to Post-Effective Amendment No. 111, filed June 29, 2007.

(11)    -   Cooke & Bieler, L.P. Code of Ethics, incorporated by reference to Post-Effective
            Amendment No. 111, filed June 29, 2007.

(12)    -   Artisan Partners Limited Partnership Code of Ethics, incorporated by reference to Post-
            Effective Amendment No. 93, filed June 26, 2006.

(13)    -   New Star Institutional Managers Limited Code of Ethics, incorporated by reference to
            Post-Effective Amendment No. 113, filed October 1, 2007.

(14)    -   Matrix Asset Advisors, Inc. Code of Ethics, incorporated by reference to Post-Effective
            Amendment No. 87, filed November 1, 2005.

(15)    -   Global Index Advisors, Inc. Code of Ethics, incorporated by reference to Post-Effective
            Amendment No. 111, filed June 29, 2007.

(16)        Phocas Financial Corporation Code of Ethics, filed herewith.

Item 24. Persons Controlled by or Under Common Control with the Fund.
         -----------------------------------------------------------

     Registrant believes that no person is controlled by or under common control with Registrant.

Item 25. Indemnification.
         ---------------

     Article IX of the Registrant's Declaration of Trust limits the liability and, in certain instances, provides for mandatory indemnification of the Registrant's Trustees, officers, employees, agents and holders of beneficial interests in the Trust. In addition, the Trustees are empowered under Section
3.9 of the Registrant's Declaration of Trust to obtain such insurance policies as they deem necessary.

Item 26. Business and Other Connections of Investment Adviser.
         ----------------------------------------------------

     (a) Effective March 1, 2001, Wells Fargo Funds Management, LLC ("Funds Management") assumed investment advisory responsibilities for each of the Funds. For providing these services, Funds Management is entitled to receive fees at the same annual rates as were applicable under the advisory contract with Wells Fargo Bank, N.A. ("Wells Fargo Bank"). Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank in early 2001.

     To the knowledge of Registrant, none of the directors or officers of Funds Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that they also hold various positions with and engage in business for Wells Fargo Bank.

     (b) Global Index Advisors, Inc. ("GIA"), serves as a sub-adviser to various Funds of Wells Fargo Funds Trust (the "Trust") and as adviser or sub-adviser to certain other open-end management investment companies. The descriptions of GIA in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of GIA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (c) Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, serves as sub-adviser to various Funds of the Trust. The descriptions of Wells Capital Management in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Wells Capital Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (d) Peregrine Capital Management, Inc. ("Peregrine"), an indirect, wholly owned subsidiary of Wells Fargo & Company, serves as sub-adviser to various Funds of the Trust. The descriptions of Peregrine in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Peregrine is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (e) Schroder Investment Management North America Inc. ("Schroder"), serves as sub-adviser to the Small Cap Opportunities Fund of the Trust. The descriptions of Schroder in Parts A and B of the Registration Statement are incorporated by reference herein. Schroder Capital Management International Limited ("Schroder Ltd.") is a United Kingdom affiliate of Schroder which provides investment management services to international clients located principally in the United States. Schroder Ltd. and Schroder p.l.c. are located at 31 Gresham St., London ECZV 7QA, United Kingdom. To the knowledge of the Registrant, none of the directors or officers of Schroder is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (f) Galliard Capital Management, Inc. ("Galliard"), an indirect, wholly owned subsidiary of Wells Fargo & Company serves as sub-adviser to various Funds of the Trust. The descriptions of Galliard in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Galliard is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (g) Smith Asset Management Group, L.P. ("Smith"), in which Wells Fargo Bank maintains an indirect, minority-ownership interest, serves as sub-adviser to various Funds of the Trust. The descriptions of Smith in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of this sub-adviser is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (h) RCM Capital Management, LLC (formerly Dresdner RCM Global Investors,
LLC) ("RCM"), a wholly owned subsidiary of RCM US Holdings LLC, serves as sub-adviser for the Specialized Technology Fund and Specialized Health Sciences Fund of the Trust. The descriptions of RCM in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of RCM is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (i) Systematic Financial Management, L.P. ("Systematic") serves as sub-adviser to the Large Cap Value Portfolio of Master Trust in which several Funds of the Trust invest. The descriptions of Systematic in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Systematic is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (j) LSV Asset Management ("LSV") serves as co-sub-adviser for the International Equity Fund of the Trust. The descriptions of LSV in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of LSV is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (k) Cooke & Bieler, L.P. ("Cooke & Bieler") serves as sub-adviser for the Wells Fargo C&B Mid Cap Value Fund and Wells Fargo C&B Tax-Managed Value Fund of the Trust and for the C&B Large Cap Value Portfolio of Master Trust in which the C&B Large Cap Value Fund invests. The descriptions of Cooke & Bieler in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Cooke & Bieler is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (l) Artisan Partners Limited Partnership ("Artisan") serves as co-sub-adviser for the International Equity Fund of the Trust. The descriptions of Artisan in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Artisan is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (m) New Star Institutional Managers Limited ("New Star") serves as co-sub-adviser for the International Equity Fund of the Trust. The descriptions of New Star in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of New Star is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (n) Matrix Asset Advisors, Inc. ("Matrix") serves as Sub-Adviser for the Growth and Income Fund and Large Company Core Fund of the Trust. The descriptions of Matrix in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Matrix is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (o) Phocas Financial Corporation ("Phocas") serves as Sub-Adviser for the Large Company Value Fund of the Trust. The descriptions of Phocas in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Phocas is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

Item 27. Principal Underwriters.
         ----------------------

     (a) Wells Fargo Funds Distributor, LLC, distributor for the Registrant, also acts as principal underwriter for Wells Fargo Variable Trust and Wells Fargo Funds Trust, and is the exclusive placement agent for Wells Fargo Master Trust, all of which are registered open-end management investment companies.

     (b) The following table provides information for each director and officer of Wells Fargo Funds Distributor, LLC.

(1)                                                  (2)                             (3)
NAME AND PRINCIPAL BUSINESS               POSITIONS AND OFFICES WITH      POSITIONS AND OFFICES WITH
ADDRESS                                          UNDERWRITER                         FUND
------------------------------------ ----------------------------------- ---------------------------
Karla M. Rabusch                     Chairman of the Board               President
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105
Cara Peck                            Director, President and Secretary   None
Wells Fargo Funds Distributor, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105

A. Erdem Cimen                       Director                            None
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105

Kevin J. Scott                       Financial Operations Officer        None
Wells Fargo Funds Management, LLC    (FINOP)
100 Heritage Reserve
Menomonee Falls, WI 53051

Samuel H. Hom                        Interim Chief Compliance Officer    None
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105

Steven R. Schneider                  Compliance Officer and              Anti-Money Laundering
Wells Fargo Funds Distributor, LLC   Anti-Money Laundering Officer       Compliance Officer
100 Heritage Reserve
Menomonee Falls, WI 53051

Randy Henze                          Director                            None

Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105

     (c) Not Applicable.

Item 28. Location of Accounts and Records.
         --------------------------------

     (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Wells Fargo Funds Management, LLC, 525 Market Street, 12th Floor, San Francisco, CA 94105.

     (b) Wells Fargo Funds Management, LLC maintains all Records relating to its services as investment adviser and administrator at 525 Market Street, 12th Floor, San Francisco, CA 94105.

     (c) Boston Financial Data Services, Inc. maintains all Records relating to its services as transfer agent at Two Heritage Drive, Quincy, Massachusetts 02171.

     (d) Global Index Advisors, Inc. maintains all Records relating to their services as sub-adviser at 29 North Park Square NE, Suite 201, Marietta, GA 30060.

     (e) Wells Fargo Funds Distributor, LLC maintains all Records relating to its services as distributor at 525 Market Street, 12th Floor, San Francisco, CA 94105.

     (f) Wells Fargo Bank, N.A. (formerly Wells Fargo Bank Minnesota, N.A.) maintains all Records relating to its services as custodian at 6th & Marquette, Minneapolis, MN 55479-0040.

     (g) Wells Capital Management Incorporated maintains all Records relating to its services as investment sub-adviser at 525 Market Street, 10th Floor, San Francisco, CA 94105.

     (h) Peregrine Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402.

     (i) Galliard Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 2060, Minneapolis, MN 55479.

     (j) Smith Asset Management Group, L.P. maintains all Records relating to its services as investment sub-adviser at 100 Crescent Court, Suite 1150, Dallas, TX 75201.

     (k) Schroder Investment Management North America Inc. maintains all Records relating to its services as investment sub-adviser at 875 Third Avenue, 22nd Floor, New York, New York 10022.

     (l) RCM Capital Management, LLC (formerly Dresdner RCM Global Investors,
LLC) maintains all Records relating to its services as investment sub-adviser at Four Embarcadero Center, San Francisco, California 94111.

     (m) Systematic Financial Management, L.P. maintains all Records relating to its services as investment sub-adviser at 300 Frank W. Burr Boulevard, Glenpointe East, Teaneck, NJ 07666.

     (n) LSV Asset Management maintains all Records relating to its services as investment sub-adviser at One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

     (o) Cooke & Bieler, L.P. maintains all Records relating to its services as investment sub-adviser at 1700 Market Street, Philadelphia, PA 19103.

     (p) Artisan Partners Limited Partnership maintains all Records relating to its services as investment sub-adviser at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202.

     (q) New Star Institutional Managers Limited maintains all Records relating to its services as investment sub-adviser at 1 Knightsbridge Green, London, SW1X 7NE, England.

     (r) Matrix Asset Advisors, Inc. maintains all Records relating to its services as investment sub-adviser at 747 Third Avenue, 31st Floor, New York, New York 10017.

     (s) Phocas Financial Corporation maintains all Records relating to its services as investment sub-adviser at 980 Atlantic Avenue, suite 106, Alameda, California 95401.

Item 29. Management Services.
         -------------------

     Other than as set forth under the captions "Organization and Management of the Funds" in the Prospectuses constituting Part A of this Registration Statement and "Management" in the Statement of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30. Undertakings. Not Applicable.
         ------------

                                  SIGNATURES
                                   ---------
     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement on Form N-1A, pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 21st day of March, 2008.

                                WELLS FARGO FUNDS TRUST


                                By:   /s/ Carol J. Lorts
                                      --------------------
                                      Carol J. Lorts
                                      Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 122 to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

SIGNATURE                           TITLE                          DATE
----------------------------------- ------------------------------ --------
                  *                 Trustee
---------------------------------
Thomas S. Goho


                  *                 Trustee
---------------------------------
Peter G. Gordon


                  *                 Trustee
---------------------------------
J. Tucker Morse


                  *                 Trustee
---------------------------------
Olivia S. Mitchell


                  *                 Trustee
---------------------------------
Timothy J. Penny


                  *                 Trustee
---------------------------------
Donald C. Willeke


                  *                 President
---------------------------------   (Principal Executive Officer)
Karla M. Rabusch


                  *                 Treasurer                      3/21/08
---------------------------------   (Principal Financial Officer)
Stephen Leonhardt

* By:   /s/ Carol J. Lorts
        --------------------
        Carol J. Lorts
        As Attorney-in-Fact
        March 21, 2008

                            WELLS FARGO FUNDS TRUST
                         FILE NOS. 333-74295; 811-09253

                                 EXHIBIT INDEX

EXHIBIT
NUMBER          DESCRIPTION
--------------- -----------------------------------------------------
EX-99.(d)(17)   Sub-Advisory Agreement, Phocas Financial Corporation
EX-99.(p)(16)   Phocas Financial Corporation, Code of Ethics